As filed with the Securities and Exchange Commission on September 16, 2025

Registration No. 333-[____]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

PRE-EFFECTIVE AMENDMENT NO. ____

POST-EFFECTIVE AMENDMENT NO. ____

Northern Lights Fund Trust II

(Exact Name of Registrant as Specified in Charter)

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

(Address of Principal Executive Offices)

(402) 895-1600

(Registrant’s Telephone Number)

The Corporation Trust Company

Corporate Trust Center

251 Little Falls Drive

Wilmington, DE 19808

(Name and Address of Agent for Service)

With a copy to:

David J. Baum, Esq. Alston & Bird, LLP 950 F Street NW Washington, DC 20004 (202) 239-3346	Kevin Wolf Ultimus Fund Solutions, LLC 80 Arkay Drive, Suite 110 Hauppauge, New York 11788 (631) 470-2635

Title of securities being registered: Class A, Class C and Class I shares, with no par value, in the series of the Registrant designated as the Beacon Dynamic Allocation Fund.

No filing fee is required because the Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, pursuant to which it has previously registered an indefinite number of shares.

Approximate date of proposed public offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

It is proposed that this filing will become effective on October 16, 2025, pursuant to Rule 488.

NORTHERN LIGHTS FUND TRUST

ASTOR DYNAMIC ALLOCATION FUND AND

ASTOR SECTOR ALLOCATION FUND

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

October 16, 2025

Dear Shareholder:

On behalf of the Board of Trustees of Northern Lights Fund Trust, we are pleased to invite you to a Special Meeting of Shareholders (the “Special Meeting”) of the Astor Dynamic Allocation Fund and Astor Sector Allocation Fund (each a “Target Fund” and together the “Target Funds”), each a series of Northern Lights Fund Trust on December 10, 2025, at the principal offices of Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”), 7777 Washington Village Dr. Suite 280, Dayton, OH 45459, and virtually via conference call at 10:00 am Eastern Time.

We intend to hold the Special Meeting in person and virtually via conference call. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.

As discussed in more detail in the enclosed Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”), at the Special Meeting, the shareholders of each Target Fund will be asked to consider and vote on two separate proposals as follows:

For Astor Dynamic Allocation Fund shareholders only:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) by and among Northern Lights Fund Trust (the “Target Trust” or “NLFT”), on behalf of Astor Dynamic Allocation Fund (the “Target Dynamic Fund”), Northern Lights Fund Trust II (the “Acquiring Trust” or “NLFT II”), on behalf of the Beacon Dynamic Allocation Fund (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital that provides for: (i) the acquisition of substantially all of the assets of Target Dynamic Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund; (ii) the distribution of such shares to the shareholders of the Target Dynamic Fund; and (iii) the complete liquidation and dissolution of the Target Dynamic Fund (the “Astor Dynamic Reorganization”); and

2.	To approve a new investment advisory agreement between Beacon and NLFT, on behalf of the Target Dynamic Fund.

For Astor Sector Allocation Fund shareholders only:

1.	To approve an Agreement and Plan of Reorganization (the “Plan”) by and among Northern Lights Fund Trust (the “Target Trust” or “NLFT”), on behalf of the Astor Sector Allocation Fund (the “Target Sector Fund”), Northern Lights Fund Trust II (the “Acquiring Trust” or “NLFT II”), on behalf of the Beacon Dynamic Allocation Fund (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”) that provides for: (i) the acquisition of substantially all of the assets of the Target Sector Fund by the Acquiring Fund in exchange solely for shares of the Acquiring Fund; (ii) the distribution of such shares to the shareholders of Target Sector Fund; and (iii) the subsequent dissolution of the Target Sector Fund (the “Astor Sector Reorganization” and together with the Astor Dynamic Reorganization, the “Reorganizations”, and individually, a “Reorganization”).

2.	To approve a new investment advisory agreement between Beacon and NLFT, on behalf of the Target Sector Fund.

On June 16, 025, Astor Investment Management LLC (“Astor” or the “Former Adviser”), each Target Fund’s former investment adviser, advised the Board of Trustees of NLFT (the “NLFT Board”) that it had entered into an agreement whereby it would be acquired by Beacon Capital Management, Inc. (the “Transaction”), and on August 1, 2025 (the “Closing Date”), the Transaction closed. Prior to the Closing Date, at a meeting held on July 21, 2025, the NLFT Board approved an interim investment advisory agreement between Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”) and NLFT, on behalf of each Target Fund (the “Interim Advisory Agreement”), to provide for the uninterrupted management of each Target Fund, and a new investment advisory agreement with Beacon Capital (the “New Advisory Agreement”), subject to shareholder approval. Accordingly, as of the Closing Date, Beacon Capital was appointed as the investment adviser to each Target Fund pursuant to the Interim Advisory Agreement.

As a result of the Transaction, the shareholders of each Target Fund are also being asked to consider and vote on a proposal to approve the New Advisory Agreement between NLFT, on behalf of each Target Fund, and Beacon Capital, in addition to the proposed Reorganization so that Beacon may be compensated for providing advisory services during the interim period.

The terms and conditions of the Interim Advisory Agreement are identical to the New Advisory Agreement, except to reflect the effective and termination dates and escrow provisions described in more detail in the Proxy Statement/Prospectus. The Interim Advisory Agreement became effective on August 1, 2025, when Beacon Capital became the interim investment adviser to each Target Fund following the approval of the NLFT Board, and, under SEC rules, can remain in effect for not more than 150 days. Pursuant to the requirements of Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), because the Transaction involved a sale of Astor’s business, shareholder approval of the New Advisory Agreement is necessary to permit payment to Beacon Capital of the fees accrued under the Interim Advisory Agreement even if one or more of the Reorganizations is separately approved.

If the proposal for the Reorganization is not approved by shareholders of a Target Fund, that Target Fund will continue operating as series of NLFT under the New Advisory Agreement (if approved), and the NLFT Board will consider alternatives for that Target Fund including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Fund and its shareholders, including possible liquidation. If the proposal for the New Advisory Agreement is not approved, but the proposal for the Reorganization is, the Reorganization will still occur. While the Astor Dynamic Reorganization is not contingent upon the approval of the Astor Sector Reorganization, the Astor Sector Reorganization is contingent upon approval of the Astor Dynamic Reorganization. If the Astor Dynamic Reorganization is not approved, neither Target Fund will reorganize and the NLFT Board will consider alternatives for the Target Funds.

The Advisory Agreement proposals, however, are not contingent upon the other. Shareholders of each Target Fund will vote separately on each proposal.

The Acquiring Fund has the same investment objective, investment strategies, and risks as the Target Dynamic Fund. The investment objective, strategies, and risks of the Target Sector Fund are similar, but differ in certain respects, from those of the Acquiring Fund. Additional information about the Acquiring Fund is included in the enclosed Proxy Statement/Prospectus, including Appendix D thereto, and the Statement of Additional Information related to the Proxy Statement/Prospectus.

Each Reorganization is intended to qualify as a tax-free organization for U.S. federal tax purposes. No sales charges or redemption fees will be imposed in connection with a Reorganization. The shares of the Acquiring Fund you receive will have the same aggregate net asset value as that of your shares in a Target Fund at the time of the Reorganization. Shares will be exchanged as follows:

Northern Lights Fund Trust (Target Funds)		Northern Lights Fund Trust II (Acquiring Fund)
Astor Dynamic Allocation Fund	→	Beacon Dynamic Allocation Fund
Class A Shares		Class A Shares
Class C Shares		Class C Shares
Class I Shares		Class I Shares
Astor Sector Allocation Fund	→	Beacon Dynamic Allocation Fund
Class A Shares		Class A Shares
Class C Shares		Class C Shares
Class I Shares		Class I Shares

The NLFT Board believes that the proposed Reorganizations are in the best interests of each Target Fund’ shareholders and recommends that you vote “FOR” the proposals.

You can vote in one of four ways:

●	By mail with the enclosed proxy card;

●	By internet through the website listed in the proxy voting instructions;

●	By automated touch tone using the toll-free number listed in the proxy voting instructions; or

●	At the special in-person shareholder meeting on December 10, 2025.

If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting.

Thank you for your consideration of these proposals. Your vote is extremely important, so please read the enclosed Proxy Statement/Prospectus carefully and submit your vote.

Sincerely,

Kevin E. Wolf

President

Northern Lights Fund Trust

NORTHERN LIGHTS FUND TRUST

ASTOR DYNAMIC ALLOCATION FUND AND

ASTOR SECTOR ALLOCATION FUND

c/o Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on December 10, 2025

To the Shareholders of the Astor Dynamic Allocation Fund and Astor Sector Allocation Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Special Meeting”) of Astor Dynamic Allocation Fund and Astor Sector Allocation Fund (each a “Target Fund” and together the “Target Funds”), each a series of Northern Lights Fund Trust (the “Target Trust” or “NLFT”), is to be held December 10, 2025, at the principal offices of Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”), 7777 Washington Village Dr. Suite 280, Dayton, OH 45459, and virtually via conference call at 10:00 am Eastern Time.

We intend to hold the Special Meeting in person and virtually via conference call. We also encourage you to consider your options to vote by internet, telephone, or mail, as discussed below, in advance of the Special Meeting.

At the Special Meeting, you and the other shareholders of the Target Funds will be asked to consider and vote on the following proposals:

1.	Astor Dynamic Allocation Fund shareholders only. To approve an Agreement and Plan of Reorganization (the “Plan”) between NLFT, on behalf of the Astor Dynamic Allocation Fund (the “Target Dynamic Fund”), Northern Lights Fund Trust II (the “Acquiring Trust” or “NLFT II”), on behalf of the Beacon Dynamic Allocation Fund (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital.

2.	Astor Sector Allocation Fund shareholders only. To approve an Agreement and Plan of Reorganization (the “Plan”) between NLFT, on behalf of the Astor Sector Allocation Fund (the “Target Sector Fund”), Northern Lights Fund Trust II (the “Acquiring Trust” or “NLFT II”), on behalf of the Beacon Dynamic Allocation Fund (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital.

3.	Astor Dynamic Allocation Fund shareholders and Astor Sector Allocation Fund shareholders separately. To approve a new investment advisory agreement between Beacon Capital and NLFT, on behalf of each of the Target Dynamic Fund and Target Sector Fund; and

4.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

Holders of record of the shares of beneficial interest in each Target Fund as of the close of business on September 30, 2025, are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve either proposal are not obtained, the chairman of the Special Meeting, with the approval of the majority of shareholders present, may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals.

This Notice of Special Meeting of Shareholders and the Combined Proxy Statement and Prospectus are available on the internet at www.astorimfunds.com. On this webpage, you also will be able to access each Target Fund’ Prospectus and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all the important information contained in the proxy materials before voting.

By order of the Board of Trustees of Northern Lights Fund Trust,

Sincerely,

Kevin E. Wolf

President

Northern Lights Fund Trust

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to be Held on December 10, 2025, or any adjournment or postponement thereof. This Notice and Proxy Statement/Prospectus are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Proxy Statement/Prospectus, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to shareholders. We encourage you to access and review all of the important information contained in the proxy materials before voting.

IMPORTANT — We urge you to sign and date the enclosed proxy card and return it in the enclosed addressed envelope, which requires no postage and is intended for your convenience. You also may vote in person at the time and at the address indicated on your proxy card; through the internet, by visiting the website address on your proxy card; or by telephone, by using the toll-free number on your proxy card. Your prompt vote may save each Target Fund the necessity of further solicitations to ensure a quorum at the Special Meeting.

QUESTIONS AND ANSWERS

We recommend that you read the complete Proxy Statement/Prospectus. The following Questions and Answers provide an overview of the key features of the Reorganizations and of the information contained in this Proxy Statement/Prospectus.

Q.	What is happening?

A.	On June 16, 2025, Astor Investment Management LLC (“Astor” or the “Former Adviser”), the former investment adviser of the Astor Dynamic Allocation Fund (the “Target Dynamic Fund”) and Astor Sector Allocation Fund (the “Target Sector Fund”), advised the Board of Trustees of Northern Lights Fund Trust (the “NLFT Board”) that it had entered into an agreement whereby it would be acquired by Beacon Capital Management, Inc. (the “Transaction”), and on August 1, 2025 (the “Transaction Closing Date”), the Transaction closed.

Prior to the Closing Date, at a meeting held on July 21, 2025, the NLFT Board approved an interim investment advisory agreement between Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”) and NLFT, on behalf of each Target Fund (the “Interim Advisory Agreement”), to provide for the uninterrupted management of each Target Fund, and a new investment advisory agreement with Beacon Capital (the “New Advisory Agreement”), subject to shareholder approval. Accordingly, as of the Transaction Closing Date, Beacon Capital was appointed as investment adviser to each Target Fund pursuant to the Interim Advisory Agreement.

At an August 28, 2025, meeting, the NLFT Board approved an Agreement and Plan of Reorganization (the “Plan”) by and among Northern Lights Fund Trust (the “Target Trust” or “NLFT”), on behalf of each of the Target Dynamic Fund and the Target Sector Fund, (the Target Dynamic Fund and the Target Sector Fund are, together, the “Target Funds,” and each a “Target Fund”), Northern Lights Fund Trust II (the “Acquiring Trust” or “NLFT II”), on behalf of the Beacon Dynamic Allocation Fund (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital. The Plan provides for:

(A) (i) the acquisition of substantially all of the assets of the Target Dynamic Fund by the Acquiring Fund in exchange solely for shares of Acquiring Fund; (ii) the distribution of such shares to the shareholders of Target Dynamic Fund; and (iii) the subsequent dissolution of the Target Dynamic Fund (the “Astor Sector Reorganization”); and

(B) (i) the acquisition of substantially all of the assets of the Target Sector Fund by the Acquiring Fund in exchange solely for shares of Acquiring Fund; (ii) the distribution of such shares to the shareholders of Target Sector Fund; and (iii) the subsequent dissolution of Target Sector Fund (the “Astor Sector Reorganization” and together with the Astor Dynamic Reorganization, the “Reorganizations”, and each, a “Reorganization”).

The Acquiring Fund is a new series of NLFT II that was created specifically for the purpose of acquiring the assets and liabilities of each Target Fund. The Plan requires approval by the shareholders of each Target Fund with respect to the proposed Reorganization of such Target Fund, and if approved, the Reorganizations are expected to close on or around the close of business on December 10, 2025, or such other date as the parties may agree (the “Closing Date”).

Additionally, prior to the Closing at a Board meeting on July 21, 2025, the NLFT Board also approved an interim investment advisory agreement (“Interim Advisory Agreements) between Beacon Capital and NLFT, on behalf of each Target Fund (the “Interim Advisory Agreement”), to provide for the uninterrupted management of each Target Fund, and a new investment advisory agreement with Beacon Capital (the “New Advisory Agreement”), subject to shareholder approval. Beacon Capital began managing each Target Fund on August 1, 2025, and will continue managing each Target Fund under either the Interim Advisory Agreement or the New Advisory Agreement until the applicable Reorganization is consummated. If one or more of Reorganizations are consummated, Beacon Capital will continue as the adviser to the Acquiring Fund.

The shareholders of each Target Fund are separately being asked to approve the New Advisory Agreement. As required by Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), because the Transaction involved the sale of Astor’s business and assets, shareholder approval of the New Advisory Agreements is necessary to permit payment to Beacon Capital by a Target Fund of the fees accrued under the Interim Advisory Agreement even if the applicable Reorganization is separately approved. The New Advisory Agreement is set to take effect upon shareholder approval to ensure continued and uninterrupted management of each Target Fund.

Q.	What is this document and why did we send it to you?

A.	The attached Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is a proxy statement for each Target Fund and a prospectus for the Acquiring Fund. (Each Target Fund and the Acquiring Fund may each be referred to as a “Fund,” or, together, the “Funds”). Included with this Proxy Statement/Prospectus is a Proxy Ballot for each Target Fund. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Special Meeting.

Because you, as a shareholder of a Target Fund as of the Record Date of September 30, 2025, are being asked to approve a Plan that will result in a transaction in which you will ultimately hold shares of the Acquiring Fund, this Proxy Statement/Prospectus also serves as a prospectus for the Acquiring Fund.

The Proxy Statement/Prospectus contains information that you should know before voting on the Reorganization, including additional information about the Acquiring Fund in Appendix D and the Statement of Additional Information related to the Proxy Statement/Prospectus. The Proxy Statement/Prospectus should be retained for future reference.

Q.	Why is the Reorganization being proposed?

A.	The proposed Reorganizations are intended to facilitate the transition of each Target Fund to the family of funds advised by Beacon Capital, and, in the case of the Target Sector Fund, to consolidate it with a potentially larger Fund with substantially similar strategies with the potential of economies of scale. Beacon Capital will serve as the investment adviser to the Acquiring Fund. It is not anticipated that the Reorganizations will result in any material change to the Target Dynamic Fund’s investment objectives, principal investment strategies or policies, while the Target Sector Fund will end up in a Fund with similar, but not identical investment objectives, principals and policies as described in more detail in “Are the investment objectives and strategies of the Acquiring Fund different from those of each Target Fund?” below.

Q.	How will the Reorganizations work?

A.	With respect to each Target Fund, the Plan provides for: (1) the transfer of all of the assets of the applicable Target Fund in exchange for shares of beneficial interest of the Acquiring Fund (as shown below), and the assumption by the Acquiring Fund of all of the liabilities of the applicable Target Fund, and (2) the distribution of the shares of the Acquiring Fund pro rata to the shareholders of the applicable Target Fund in complete liquidation and termination of such Target Fund.

Northern Lights Fund Trust (Target Fund)		Northern Lights Fund Trust II (Acquiring Fund)
Astor Dynamic Allocation Fund	→	Beacon Dynamic Allocation Fund
Astor Sector Allocation Fund	→	Beacon Dynamic Allocation Fund

If shareholders of a Target Fund approves the Reorganization, each owner of Class A shares, Class C shares and Class I shares of the applicable Target Fund will become a shareholder of Class A shares, Class C shares and Class I shares, respectively, of the Acquiring Fund. Each shareholder of a Target Fund will hold, immediately after the close of the Reorganization (the “Closing”), shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Fund held by that shareholder on the Closing Date. Subsequently, each Target Fund will be liquidated and terminated.

Please refer to the Proxy Statement/Prospectus for a detailed explanation of Proposal 1 and 2. If the Plan is approved by shareholders of a Target Fund at the Special Meeting of Shareholders (the “Special Meeting”), the Reorganization is expected to be effective on or about the close of business December 12, 2025. While

Q.	Are the investment objectives and strategies of the Acquiring Fund different from those of each Target Fund?

A.	The investment objective and strategies of the Acquiring Fund are identical to those of the Target Dynamic Fund.

The investment objective and strategies of the Acquiring Fund are similar to those of the Target Sector Fund but there are important distinctions. While the investment objective of the Target Sector Fund is to seek long-term capital appreciation, the Acquiring Fund seeks total return through a combination of capital appreciation and income. Additionally, while both the Target Sector Fund and the Acquiring Fund predominantly invest in ETFs that invest in domestic equity securities, fixed income securities and cash equivalents, the Acquiring Fund may also invest in ETFs that predominately invest in alternative/specialty securities which include commodities, foreign currencies and real estate investment trusts (“REITs”), as well as inverse ETFs (ETFs designed to produce returns that are opposite to those of the index to which they are linked). The Acquiring Fund may also invest in foreign securities. With respect to investment strategies, the investment model used by the Target Sector Fund looks at the GICS universe of sectors to measure quantitative data, focuses on identifying the relative strength of various market sectors and overweighting the sectors with the strongest economic and market signals while holding underweight allocations for the weaker sectors. The investment model used by the Acquiring Fund, on the other hand, takes economic data points focused on employment, output, market conditions and price momentum to allocate assets and rebalance the Fund’s investment portfolio at an appropriate level for the economic and market risk environment. See “Proposal #2 – Comparison of Principal Investment Objectives, Strategies, and Policies” below for more information.

Q.	How will management of the Acquiring Fund differ from the management of each Target Fund as a result of the Reorganization?

A.	Astor had served as investment adviser to each Target Fund since each Target Fund’s inception until the closing of the Transaction on August 1, 2025. Beacon Capital currently advises each Target Fund pursuant to the Interim Advisory Agreement. Beacon Capital also advises the Acquiring Fund and will do so after the Reorganizations. Beacon Capital is an SEC-registered investment adviser established in 2021. As of December 31, 2024, Beacon Capital had approximately $4.1 billion in assets under management. Beacon is controlled by Sammons Financial Group, its principal shareholder. Beacon Capital advises two exchange traded funds that are each a series of NLFT II in addition to the Acquiring Fund. Unlike the Target Funds, however, the Acquiring Fund also has a trading sub-adviser, Exchange Traded Concepts, LLC (“ETC” or the ‘Trading Sub-Adviser”). The Trading Sub-Adviser is responsible for executing portfolio transactions and implementing the Adviser’s investment decisions for the Fund.

The portfolio managers for each Target Fund are the same, and those same individuals are portfolio managers for the Acquiring Fund and will be responsible for managing the Acquiring Fund after the Reorganization.

Q.	Will the Reorganization affect the fees and expenses I pay as a shareholder of each Target Fund?

A.	The fees and expenses you pay as a shareholder of each Target Fund are expected to be the same after you become a shareholder of the Acquiring Fund. For each Target Fund and the Acquiring Fund, the management fee is 0.95% of such Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for the Target Dynamic Fund, Target Sector Fund, and the Acquiring Fund) are each 1.40%, 2.15% and 1.15% per annum of such Fund’s average daily net assets for Class A shares, Class C shares, and Class I shares, respectively. Neither Target Fund nor the Acquiring Fund imposes any shareholder fees, including redemption fees. Each Target Fund and the Acquiring Fund have adopted Distribution and Shareholder Service (12b-1) Plans with respect to Class A shares and Class C shares. Class A and Class C shares for each of the Target Funds and the Acquiring Fund pay an annual fee of 0.25% and 1.00% for distribution expenses, respectively, pursuant to plans adopted under Rule 12b-1. Class I shares do not pay distribution fees.

Beacon Capital has contractually agreed to reduce its management fee and/or pay expenses of each Target Fund to ensure that the total amount of each Target Fund’s operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Target Fund officers and Trustees, contractual indemnification of Target Fund service providers (other than Beacon Capital) ), do not exceed 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively, of each Target Fund’s average net assets for such shares (the “Target Fund Expense Limitation Agreement”) through at least November 30, 2025. Once each Target Fund Expense Limitation Agreement expires, each Target Fund’s expenses may increase. Beacon Capital is permitted to receive reimbursement from each Target Fund for fees it waived and Target Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Each Target Fund must pay its current ordinary operating expenses before Beacon Capital is entitled to any reimbursement of management fees and/or expenses. The Target Fund Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the NLFT Board of Trustees. Beacon Capital is not entitled to recoup Target Fund expenses previously waived by Astor, each Target Fund’s prior investment adviser.

Beacon Capital has contractually agreed to reduce its management fees and/or pay expenses of the Acquiring Fund to ensure that total amount of Acquiring Fund operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively of the Acquiring Fund’s average net assets for such shares through at least December 31, 2027 (the “Acquiring Fund Expense Limitation Agreement”). Beacon Capital is permitted to receive reimbursement from the Acquiring Fund for fees it waived and Acquiring Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) such recoupment can be achieve within the lesser of the expense limitation in effect at the time of the waiver was made or currently in effect. Beacon Capital is not entitled to recoup Target Fund expenses previously waived by Astor nor will Beacon Capital be entitled to recoup Target Fund expenses it waives while managing each Target Fund. Accordingly, to the extent that NLFT waived its advisory fees or paid expenses of each Target Fund prior to August 1, 2025, when Beacon Capital became the adviser to each Target Fund, and to the extent that Beacon Capital waives its advisory fees or pays expenses of each Target Fund from August 1, 2025 through the closing date of the Reorganization, those amounts are not eligible to be recouped following the Reorganization. Beacon Capital may not terminate the Acquiring Fund Operating Expense Limitation Agreement before December 31, 2027. The NLFT II Board of Trustees may terminate the Acquiring Fund Expense Limitation Agreement upon notice to Beacon Capital.

The terms of each Target Fund Expense Limitation Agreement and Acquiring Fund Expense Limitation Agreement are substantially identical.

Q.	Will I own the same number of shares of the Acquiring Fund as I currently own of each Target Fund?

A.	Although the number of shares of the Acquiring Fund you receive may differ from the number of Target Fund shares you hold, in exchange for your shares of each Target Fund, you will receive shares of the Acquiring Fund equal in value to the net asset value of your Target Fund shares immediately prior to the Reorganization.

Q.	Will there be changes to the Board of Trustees and service providers for the Acquiring Fund?

A.	Yes, NLFT and NLFT II have different Boards of Trustees, legal counsel, and independent registered public accounting firms, but the same administrator, fund accountant, transfer agent, distributor and custodian as set forth in the table below.

	Target Dynamic Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Northern Lights Distributors, LLC
Auditor	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Legal Counsel	Thompson Hine LLP	Alston & Bird LLP

	Target Sector Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Northern Lights Distributors, LLC
Auditor	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Legal Counsel	Thompson Hine LLP	Alston & Bird LLP

Q.	Who is paying for expenses related to the Special Meeting and the Reorganization?

A.	None of the Target Funds, their shareholders or the Acquiring Fund and its shareholders will pay any expenses related to the Reorganization. Beacon Capital will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement/Prospectus, and the cost of copying, printing, and mailing proxy materials. Beacon Capital will not seek reimbursement from any of the Funds for the expenses paid relating to the Reorganization.

Q.	Will the Reorganization result in any taxes?

A.	Each Reorganization is expected to qualify as a “reorganization” within the meaning of section 368(a) of the U.S. Internal Revenue Code of 1986, as amended. Accordingly, it is expected that each Target Fund will not recognize any gains or losses as a direct result of the transfer of all of their respective assets and liabilities in exchange for shares of the Acquiring Fund or as a result of the liquidation and termination, and shareholders of each Target Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. At any time up to and including the last business day before the Reorganization, Target Fund shareholders may redeem Target Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes. For more detailed information about the tax consequences of the Reorganization, please refer to the “Federal Income Tax Consequences of the Reorganization” section below. Shareholders of each Target Fund should consult their own tax advisers regarding the federal, state, local, and other tax treatment and implications of the Reorganization in light of their individual circumstances.

Q.	Will my basis change as a result of the Reorganization?

A.	No, your aggregate tax basis for federal income tax purposes of the Acquiring Fund shares you receive in the Reorganization will be the same as the basis of your Target Fund shares you held immediately before the Reorganization.

Q.	What are the differences in the rights of shareholders between each Target Fund and Acquiring Fund?

A.	The Acquiring Fund is a series of NLFT II, a Delaware statutory trust, while each Target Fund is a series of NLFT, also a Delaware statutory trust. Each Target Fund and the Acquiring Fund may issue an unlimited number of shares. The shareholders of each Target Fund and Acquiring Fund are entitled to one vote for each whole share held of each Target Fund or Acquiring (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of each Target Fund or Acquiring Fund (or a class thereof) is entitled to vote. Shares of each Target Fund and Acquiring Fund each have no preemptive rights.

The governing instruments of each Target Fund and of the Acquiring Fund provide that, generally, 33 1/3% of shares present in person or by proxy shall constitute a quorum.

The governing instruments of each Target Fund and of the Acquiring Fund provide that shareholders have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Target Fund shareholders and Acquiring Fund shareholders may bring derivative action on behalf of their respective Trust only if, in addition to the requirements set forth in Delaware law, the shareholder or shareholders first make a pre-suit demand upon the NLFT or NLFT II trustees, as applicable, to bring the subject action. The governing documents of each of the Target Funds provides that the exclusive jurisdiction for any derivative action are the state or federal courts located in Delaware or New York.

Q.	Will the Reorganization affect my ability to buy and sell shares?

A.	No. You may continue to make additional purchases or sales of each Target Fund shares either directly through the Transfer Agent or through your financial intermediary up to and including the business day prior to the Reorganization, which are anticipated to be on or about the close of business on December 12, 2025. Any purchases or sales of Target Fund shares made after the Reorganization will be purchases or sales of the Acquiring Fund. If the Reorganization is approved, your Target Fund shares will automatically be converted to the Acquiring Fund shares.

Q.	Will I be charged a commission or other fee as a result of the Reorganization?

A.	No, there will not be any commission or other transactional fees imposed on shareholders in connection with the Reorganization.

Q.	What will happen if the Plan is not approved by shareholders?

A.	If the proposal for the Reorganization is not approved by shareholders of a Target Fund, that Target Fund will continue operating as series of NLFT under its respective New Advisory Agreement (if approved), and the NLFT Board will consider alternatives for the Target Fund including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of each Target Fund and its shareholders. Additionally, as the Target Sector Fund Reorganization is contingent upon approval of the Target Dynamic Fund Reorganization, if shareholders of the Target Dynamic Fund do not approve the Reorganization, neither Target Fund will reorganize and instead will continue as series of NLFT, even if shareholders of the Target Sector Fund were to separately approve the Reorganization.

Q.	Why am I being asked to vote on the New Advisory Agreement?

A.	Astor was acquired by Beacon on the Closing Date of the Transaction. As a result, the prior advisory agreement between Astor and NLFT, on behalf of each of the Target Funds (the “Previous Advisory Agreement”) was terminated. As a result, the NLFT Board approved the Interim Advisory Agreement and New Advisory Agreement between Beacon Capital and NLFT, on behalf of each of the Target Funds. The Interim Advisory Agreements took effect on the closing date of the Transaction on August 1, 2025, and will remain in effect until the earlier of the closing date of the Reorganization or 150 days following the closing date of the Transaction. Pursuant to Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), compensation earned by Beacon Capital under the Interim Advisory Agreement is being held in escrow. The terms of the Interim Advisory Agreement and New Advisory Agreement, including the amount of compensation payable to Beacon Capital thereunder, are identical to the terms of the Previous Advisory Agreement, except for the effective date, termination date and fee escrow provisions for the Interim Advisory Agreement only and the substitution of “Astor” for “Beacon Capital.” Once shareholders of a Target Fund approve the Interim Advisory Agreement, Beacon Capital will be able to receive the amounts held in escrow for its services provided to such Target Fund under the Interim Advisory Agreement. The New Advisory Agreement is set to take effect, upon shareholder approval, to ensure continued and uninterrupted management of each Target Fund. If the Reorganization is approved, the New Advisory Agreement will only remain in effect until the closing of the Reorganization.

Q.	What happens if the New Advisory Agreement is not approved by shareholders?

A.	If the New Advisory Agreement is not approved by a Target Fund, Beacon Capital will receive the lesser of its costs incurred in rendering its services (plus interest) under the Interim Advisory Agreement with respect to such Target Fund or the amount held in escrow (plus interest). If the New Advisory Agreement is not approved, the Interim Advisory Agreement allows Beacon Capital to continue to advise each Target Fund for up to 150 days following the date they became the adviser on August 1, 2025 (December 28, 2025). If the New Advisory Agreement is not approved by shareholders of a Target Fund, but the Reorganization is approved, the Reorganization will occur. The Reorganization is not dependent upon approval of the New Advisory Agreement.

Q.	Why do I need to vote?

A.	Your vote is needed to ensure that a quorum and sufficient votes are present at the Special Meeting so that the Proposals can be acted upon. Your immediate response on the enclosed Proxy Card will help prevent the need for any further solicitations for a shareholder vote. Your vote is very important to us regardless of the number of shares you own.

Q.	How do I cast my vote?

A.	You may vote by attending the Special Meeting in-person. You may vote according to the instructions provided on your proxy card. You may vote by telephone using the toll free number found on your proxy card. You may also use the enclosed postage-paid envelope to mail your proxy card. You may also vote via the Internet. Please follow the enclosed instructions to use these methods of voting. We encourage you to vote by telephone or via the Internet. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

Q.	May I revoke my proxy?

A.	Any shareholder who has given a proxy has the right to revoke it any time prior to its exercise by attending the Special Meeting and voting his or her shares in person, or by submitting a letter of revocation or a later-dated proxy card at the address indicated on the enclosed envelope provided with this Proxy Statement/Prospectus. Any letter of revocation or later-dated proxy card must be received prior to the Special Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or internet may be revoked at any time before they are voted at the Special Meeting in the same manner that proxies voted by mail may be revoked (i.e., the shareholder may attend the Special Meeting and revoke their vote or submit a letter of revocation any time prior to the Special Meeting, or the shareholder may submit a new vote (in any capacity) to change their vote as only the shareholder’s most recent vote counts).

Q.	What does the NLFT Board recommend that I vote?

A.	The Proposals have been carefully reviewed by the NLFT Board, who unanimously recommend that shareholders of the applicable Funds vote “FOR” Proposal 1, “FOR” Proposal 2 and “FOR” Proposal 3.

Q.	Whom do I contact for further information?

A.	You can contact your financial adviser for further information. You may also contact each Target Fund at (toll-free) 1-877-738-0333 or on the Target Fund’s website https://www.astorimfunds.com. You may also contact the Acquiring Fund (toll-free) at 1-866-439-9093, or on the Acquiring Fund’s website www.beaconinvestingfunds.com.

PLEASE VOTE THE ENCLOSED PROXY BALLOT CARD.

YOUR VOTE IS VERY IMPORTANT

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and will avoid the time and expense to NLFT in validating your vote if you fail to sign your proxy card properly.

●	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

●	Joint Accounts: Each party must sign the proxy card. Each party should sign exactly as shown in the registration on the proxy card.

●	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration Valid Signature

Corporate Accounts

●	ABC Corp.	ABC Corp.

●	ABC Corp.	John Doe, Treasurer

●	ABC Corp.	John Doe
c/o John Doe, Treasurer

●	ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

●	ABC Trust	Jane B. Doe, Trustee

●	Jane B. Doe, Trustee	Jane B. Doe
u/t/d 12/28/78

Custodial or Estate Accounts

●	John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr. UGMA

●	Estate of John B. Smith	John B. Smith, Jr. Executor

COMBINED PROXY STATEMENT/PROSPECTUS

Dated October 16, 2025

FOR THE REORGANIZATION OF

ASTOR DYNAMIC ALLOCATION FUND

(a series of Northern Lights Fund Trust)

Managed by:
Beacon Capital Management, Inc.
7777 Washington Village Dr. Suite 280
Dayton, OH 45459

IN EXCHANGE FOR SHARES OF

BEACON DYNAMIC ALLOCATION FUND

(a series of Northern Lights Fund Trust II)

Managed by:
Beacon Capital Management, Inc.
7777 Washington Village Dr. Suite 280
Dayton, OH 45459 1-866-439-9093

FOR THE ACQUISITION OF THE ASSETS OF

ASTOR SECTOR ALLOCATION FUND

(a series of Northern Lights Fund Trust)

Managed by:
Beacon Capital Management, Inc.
7777 Washington Village Dr. Suite 280
Dayton, OH 45459

IN EXCHANGE FOR SHARES OF

BEACON DYNAMIC ALLOCATION FUND

(a series of Northern Lights Fund Trust II)

Managed by:
Beacon Capital Management, Inc.
7777 Washington Village Dr. Suite 280
Dayton, OH 45459 1-866-439-9093

This Combined Proxy Statement and Prospectus (the “Proxy Statement/Prospectus”) is being sent to you in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of NLFT for use at a Special Meeting of Shareholders (the “Special Meeting”) of the Astor Dynamic Allocation Fund and Astor Sector Allocation Fund (each a “Target Fund” and, together, the “Target Funds”), each a series of NLFT, on December 10, 2025 at the principal offices of Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”), 7777 Washington Village Dr. Suite 280, Dayton, OH 45459, and virtually via conference call at 10:00 a.m. Eastern Time.

At the Special Meeting, shareholders of each Target Fund will be asked to consider and vote on the following proposals (the “Proposal”):

1.	Astor Dynamic Allocation Fund shareholders only. To approve an Agreement and Plan of Reorganization (the “Plan”), under which the Astor Dynamic Allocation Fund, a series of NLFT (the “Target Dynamic Fund”) will be reorganized as the Beacon Dynamic Allocation Fund, a newly created series of Northern Lights Fund Trust II (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”) (the “Reorganization”);

2.	Astor Sector Allocation Fund shareholders only. To approve an Agreement and Plan of Reorganization (the “Plan”), under which the Astor Sector Allocation Fund, a series of NLFT (the “Target Sector Fund”) will be reorganized into the Beacon Dynamic Allocation Fund, a newly created series of Northern Lights Fund Trust II (the “Acquiring Fund”), and, with respect to certain provisions only, Beacon Capital (the “Reorganization”);

3.	Astor Dynamic Allocation Fund shareholders and Astor Sector Allocation Fund shareholders separately. To approve a new investment advisory agreement between Beacon and NLFT, on behalf of each of the Target Dynamic Fund and the Target Sector Fund; and

4.	To transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

The Proposals have been carefully reviewed by the NLFT Board, who unanimously recommend that shareholders vote “FOR” Proposal 1, “FOR” Proposal 2, and “FOR” Proposal 3.

The Plan provides with respect to each Target Fund for: (1) the transfer of all of the assets of the Target Fund in exchange for shares of beneficial interest of the Acquiring Fund (as shown below), and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, and (2) the distribution of the shares of the Acquiring Fund pro rata to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund. After the Reorganization, shareholders will no longer be shareholders of the Target Fund but will become shareholders of the Acquiring Fund.

Shares will be exchanged as follows:

Astor Dynamic Allocation Fund		Beacon Dynamic Allocation Fund
Class A Shares	→	Class A Shares
Class C Shares	→	Class C Shares
Class I Shares	→	Class I Shares
Astor Sector Allocation Fund		Beacon Dynamic Allocation Fund
Class A Shares	→	Class A Shares
Class C Shares	→	Class C Shares
Class I Shares	→	Class I Shares

Those present and the appointed proxies also will transact such other business, if any, as may properly come before the Special Meeting or any adjournments or postponements thereof.

This Proxy Statement/Prospectus sets forth concisely the information you should know before voting on the Proposals. You should read it and keep it for future reference.

The following documents containing additional information about each Target Fund and the Acquiring Fund, each having been filed with the Securities and Exchange Commission (the “SEC”), are incorporated by reference into (legally considered to be part of) this Proxy Statement/Prospectus:

●	the Statement of Additional Information dated October 16, 2025 relating to this Proxy Statement/Prospectus (the “Proxy Statement SAI”);

●	the Prospectus of the Target Funds, dated November 29, 2024 (the “Target Fund Prospectus”) (File Nos. 333-122917 and 811-21720);

The following documents containing additional information about each Target Fund, each having been filed with the SEC and available:

●	the Statement of Additional Information of the Target Funds, dated November 29, 2024, (the “Target Funds’ SAI”) (File Nos. 333-122917 and 811-21720);

●	the Annual Report for the Target Funds for the fiscal year ended July 31 (the “Target Fund Annual Report”) (File No. 811-21720); and

●	the Semi-Annual Report of the Target Funds for period ended January 31, 2025 (the “Target Fund Semi-Annual Report”) (File No. 811-21720).

This Proxy Statement/Prospectus will be mailed on or about October 17, 2025, to shareholders of record of each Target Fund as of September 30, 2025.

Each Target Fund is a registered open-end management investment company. Each Target Fund Prospectus, each Target Fund Annual Report and each Target Fund Semi-Annual Report have previously been delivered to each Target Fund’s shareholders. Additional information about the Acquiring Fund that will be included in the Acquiring Fund’s Prospectus, when available, is included in Appendix D to this Proxy Statement/Prospectus. The Acquiring Fund is newly organized and currently has no assets or liabilities. The Acquiring Fund is an open-end management investment company that has been created in connection with the Reorganization for the purpose of acquiring the assets and liabilities of each Target Fund. The Acquiring Fund will not commence operations until the date of the Reorganization.

Copies of these documents are available without charge and can be obtained for each Target Fund by visiting the website www.astorimfunds.com or calling (toll-free) 1-877-738-0333, or for the Acquiring Fund by visiting the website www.beaconinvestingetfs.com, or by calling (toll free) 1-866-439-9093.

Each Fund is subject to the information requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and files reports, proxy materials and other information with the SEC. These reports, proxy materials and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing to the Public Reference Branch of the SEC Office of Consumer Affairs and Information Services, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at www.sec.gov.

No person has been authorized to give any information or make any representation not contained in this Proxy Statement/Prospectus and, if so given or made, such information or representation must not be relied upon as having been authorized. This Proxy Statement/Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities in any jurisdiction in which, or to any person to whom, it is unlawful to make such offer or solicitation.

Please note that investments in the Funds are not bank deposits, are not federally insured, are not guaranteed by any bank or government agency and may lose value. There is no assurance that either Fund will achieve its investment objective.

AS WITH ALL OPEN-END MUTUAL FUNDS, THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED ON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROPOSAL 1 - TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION WITH
RESPECT TO THE TARGET DYNAMIC FUND REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

The NLFT Board, including all the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), proposes that shareholders of the Target Dynamic Fund approve the Plan, pursuant to which the Target Dynamic Fund will reorganize into the Acquiring Fund and the Target Dynamic Fund shareholder will become a shareholder of the Acquiring Fund. A form of the Plan is attached to this Proxy Statement/Prospectus as Appendix A. The NLFT Board considered the Reorganization at a meeting held on August 28, 2025. The NLFT Board’s evaluation of the terms of the Plan, and other relevant information presented to the NLFT Board in advance of and at the meeting, and in light of its fiduciary duties under federal and state law, the NLFT Board, including all of the trustees who are not “interested persons” of NLFT under the 1940 Act, determined that the Reorganization is (1) in the best interests of the Target Dynamic Fund and its shareholders and (2) that participation in the Reorganization will not dilute the interests of the existing shareholders of the Target Dynamic Fund. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the NLFT Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

To reorganize the Target Dynamic Fund into a series of Northern Lights Fund Trust II (“NLFT II”), a fund with the identical investment objective, principal investment strategies and risk profile as the Target Dynamic Fund — Beacon Dynamic Allocation Fund — has been created as a new series of NLFT II. If the shareholders of the Target Dynamic Fund approve the Plan, the Reorganization will have these primary steps:

●	All of the assets of the Target Dynamic Fund will be transferred to the Acquiring Fund in exchange for Class A, Class C and Class I shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Dynamic Fund’s liabilities;

●	Immediately after the transfer of the Target Dynamic Fund’s assets as provided for in the Plan, the Target Dynamic Fund will distribute the Acquiring Fund Class A, Class C and Class I shares received by the Target Dynamic Fund pro rata to the shareholders of each respective class in redemption of the outstanding shares of the Target Dynamic Fund; and

●	The Target Dynamic Fund will be dissolved.

Approval of the Plan will constitute approval of the transfer of the Target Dynamic Fund’s assets to the Acquiring Fund, the assumption of the Target Dynamic Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to the Target Dynamic Fund shareholders, and the dissolution of the Target Dynamic Fund. The Target Dynamic Fund will be the accounting survivor after the Reorganization. As a result of the Reorganization, existing shareholders of the Target Dynamic Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Dynamic Fund will receive shares of the applicable class of shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Dynamic Fund held immediately prior to the Reorganization. No commission or other transaction fees will be charged to the Target Dynamic Fund’s shareholders in connection with the Reorganization.

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a result, in general, the Target Dynamic Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its dissolution, and shareholders of the Target Dynamic Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. The Reorganization will not take place unless NLFT II and NLFT receive an opinion from tax counsel confirming such tax treatment.

EFFECT OF THE REORGANIZATION

As explained further in Proposal 3, effective August 1, 2025, Beacon Capital Management, Inc. (“Beacon Capital”) acquired the assets of Astor Investment Management LLC (“Astor” or the “Former Adviser”). Accordingly, the primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Dynamic Fund to the Acquiring Fund, a series of NLFT II, which includes additional mutual funds advised by Beacon Capital.

Certain basic information about the Target Dynamic Fund and Acquiring Fund is provided in the table below. The Target Dynamic Fund and Acquiring Fund are sometimes referred to together as the “Funds.”

	Astor Dynamic Allocation Fund Target Fund	Beacon Dynamic Allocation Fund Acquiring Fund
Identity of Fund	A series of NLFT (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	Class A: ASTLX Class C: ASTZX Class I: ASTIX	Class A: BCMAX Class C: BCMCX Class I: BCMDX
Diversification Status	Diversified	Same

The Target Dynamic Fund currently operates on a fiscal year ending July 31. Following the Reorganization, the Acquiring Fund will assume the financial history of the Target Dynamic Fund. The Acquiring Fund anticipates changing the fiscal year of the Acquiring Fund to February 28 of each year in the future to reflect the fiscal year end of the other Beacon Capital-advised series of NLFT II. NLFT and NLFT II are each organized as Delaware statutory trusts. As further described below, there are no material differences in shareholder rights based on their respective governing documents.

After the Reorganization, there will be no change in the management of the Target Dynamic Fund as currently in place as Beacon Capital currently serves as the adviser of the Target Dynamic Fund under the Interim Advisory Agreement. The Acquiring Fund, however, does use a trading sub-adviser to execute portfolio transactions and implement the Adviser’s investment decisions for the Acquiring Fund. The investment objective, investment strategies and principal investment risks of the Acquiring Fund will be materially identical to those of the Target Dynamic Fund.

The fees and expenses you pay as a shareholder of the Target Dynamic Fund are expected to be the same after you become a shareholder of the Acquiring Fund. For each of the Target Dynamic Fund and Acquiring Fund, the management fee is 0.95% of the Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for Class A, Class C and Class I shares of the Target Dynamic Fund and the Acquiring Fund are 1.45%, 2.15% and 1.15%, respectively, per annum of each Fund’s average daily net assets, respectively. Neither the Target Dynamic Funds nor the Acquiring Fund imposes any shareholder fees, including redemption fees. The Target Dynamic Fund and Acquiring Fund have adopted Distribution and Shareholder Service (12b-1) Plans under Rule 12b-1 pursuant to which Class A shares and Class C shares pay an annual fee of 0.25% and 1.00%, respectively, for distribution and shareholder servicing expenses.

Shareholders will continue to be able to make additional purchases or sales of the Target Dynamic Fund’s shares through their financial intermediary up to and including the business day prior to the Reorganization. If the Reorganization is approved, shares of the Target Dynamic Fund will automatically be converted to shares of the Acquiring Fund.

SUMMARY COMPARISON OF THE FUNDS

Fees and Expenses

The tables below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Dynamic Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. These tables and the following Examples do not include any brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares pursuant to the terms of their individual account agreements with such financial intermediaries. Expenses for the Target Dynamic Fund are based on operating expenses of the Target Dynamic Fund for the fiscal year ended July 31, 2025. Expenses for the Acquiring Fund are pro forma operating expenses based on the Target Dynamic Fund for the same period, assuming the Reorganization had occurred prior to the start of the period and includes restatements to reflect current fees.

	Target Dynamic Fund (Current)			Beacon Dynamic Allocation Fund Acquiring Fund (Pro Forma) (Target Dynamic Fund into Acquiring Fund)			Beacon Dynamic Allocation Fund Acquiring Fund (Pro Forma) (Target Dynamic Fund and Target Sector Fund into Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Maximum sales charge (load) (as a percentage of offering price)	4.75%	None	None	4.75%	None	None	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None	None	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	1.00%	None	0.25%	1.00%	None
Other Expenses(1,2)	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.50%	0.50%	0.50%
Interest Expense	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Remaining Other Expenses	0.61%	0.61%	0.61%	0.61%	0.61%	0.61%	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(3)	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.15%	2.90%	1.90%	2.15%	2.90%	1.90%	2.00%	2.75%	1.75%
Less: Fee Waivers and/or Expense Reimbursements(4),(5)	(0.41)%	(0.41)%	(0.41)%	(0.41)%	(0.41)%	(0.41)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements,	1.74%	2.49%	1.49%	1.74%	2.49%	1.49%	1.71%	2.46%	1.46%

(1)	Other Expenses for the Target Dynamic Fund have been restated to reflect fees for the fiscal year ended July 31, 2025.
(2)	Other Expenses for the Acquiring Fund are based on estimated amounts for the current fiscal year with the Acquiring Fund’s anticipated service providers.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Target Dynamic Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Dynamic Fund, not the indirect costs of investing in other investment companies.
(4)	Beacon Capital has contractually agreed to reduce its management fee and/or pay expenses of the Target Dynamic Fund to ensure that the total amount of Target Fund operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Target Fund officers and Trustees, contractual indemnification of Target Fund service providers (other than Beacon Capital), do not exceed 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively of the Target Dynamic Fund’s average net assets for such shares (the “Target Fund Expense Limitation Agreement”), through at least November 30, 2025. Beacon Capital is permitted to receive reimbursement from the Target Dynamic Fund for fees it waived and Target Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Target Dynamic Fund must pay its current ordinary operating expenses before Beacon Capital is entitled to any reimbursement of management fees and/or expenses. The Target Dynamic Fund Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the NLFT Board of Trustees.
(5)	Beacon Capital has contractually agreed to reduce its management fees and/or pay expenses of the Acquiring Fund to ensure that the total amount of Acquiring Fund operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively of the Acquiring Fund’s average net assets for such shares through December 31, 2027. Beacon Capital is permitted to receive reimbursement from the Acquiring Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Beacon Capital may not terminate the fee waiver before December 31, 2027. The Beacon Capital Board of Trustees may terminate the expense waiver upon notice to Beacon Capital.

Examples

The Examples below are intended to help you compare the cost of investing in shares of the Target Dynamic Fund with the cost of investing in shares of the Acquiring Fund after giving effect to the Reorganization. The expenses used in the Examples for the Target Dynamic Fund are based on operating expenses of the Target Dynamic Fund for the fiscal year ended July 31, 2025. The expenses used in the Example for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the fiscal year ending February 28, 2025, assuming the Reorganization had occurred prior to the start of the period. The Examples assume that you invest $10,000 in a Fund and then redeem or hold all of your shares at the end of each period. The Examples also assume that your investment has a 5% annual return and that operating expenses remain the same. The Examples takes into account the Expense Cap for the Target Dynamic Fund which are only reflected through November 30, 2025 and December 31, 2027, for the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Astor Dynamic Allocation Fund and Astor Sector Allocation Fund / Beacon Dynamic Allocation Fund

	One Year	Three Years	Five Years	Ten Years
Target Dynamic Fund
Class A Shares	$644	$1,080	$1,541	$2,813
Class C Shares	$253	$860	$1,494	$3,198
Class I Shares	$152	$558	$991	$2,193
Acquiring Fund (Pro Forma)
Class A Shares	$643	$1,079	$1,539	$2,809
Class C Shares	$252	$859	$1,492	$2,809
Class I Shares	$152	$557	$988	$2,809

Fund Performance

The Acquiring Fund has no performance history, since it will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the financial statements and the performance history of the Target Dynamic Fund.

The bar charts and the performance tables illustrate the risks and volatility of an investment in Class I shares of the Target Dynamic Fund for the past ten calendar years and show how the Target Dynamic Fund’s average annual total returns for one year, five years, ten years and since inception, before and after taxes, compared with those of a broad-based market index, the S&P 500 Total Return Index, and a supplemental index. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. The following performance information illustrates the risks of investing in the Target Dynamic Fund by showing changes in the Target Dynamic Fund’s performance from year to year and by showing how the Target Dynamic Fund’s performance compares to that of a broad-based securities market index and a supplemental index. Returns and performance below are for Class I shares of the Target Dynamic Fund. Because the Class I shares of the Target Dynamic Fund have lower expenses than the Class A and Class C shares of the Target Dynamic Fund, its performance typically would have been higher than that of Class A and Class C shares. As always, past performance of the Target Dynamic Fund (before and after taxes) is not an indication of how it or the Acquiring Fund will perform in the future. To obtain updated performance information for the Target Dynamic Fund, please visit www.astorimfunds.com or call 1-877-738-0333.

Target Dynamic Fund

Class I Annual Total Return (Years ended December 31)

During the period of time shown in the bar chart, the Target Fund’s highest quarterly return was 11.15% for the quarter ended March 31, 2019. The worst performance was -13.21% for the quarter ended December 31, 2018.

The table below shows the average annual total return of the Target Dynamic Fund as of December 31, 2024, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Five Years	Ten Years
Class I Return before taxes*	10.67%	4.69%	5.34%
Return after taxes on distributions	6.56%	2.55%	3.88%
Return after taxes on distributions and sale of Fund shares	6.95%	2.88%	3.78%
Class A Return before taxes**	5.18%	3.43%	4.58%
Class C Return before taxes***	9.57%	3.64%	4.30%
S&P 500® Total Return Index(1)	25.02%	14.53%	13.10%
S&P 500/40% Bloomberg U.S. Aggregate Bond Index(2)	15.04%	8.67%	8.52%

*	Class I shares commenced operations on October 19, 2009.
**	Class A shares commenced operations on November 30, 2011.
***	Class C shares commenced operations on March 12, 2010.

(1)	The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot directly invest in an index.
(2)	S&P 500/40% Bloomberg U.S. Aggregate Bond Index is a custom benchmark consisting of the summed returns of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg U.S. Aggregate Bond Index on a monthly basis. Index returns are calculated with dividends reinvested. This custom benchmark is often used for comparison purposes as it represents a “balanced” portfolio of equities and fixed income.

Comparison of Portfolio Turnover

The Target Dynamic Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. Because the Acquiring Fund is newly organized, no portfolio turnover data is available. For the fiscal year ended July 31, 2025, the portfolio turnover rate for the Target Dynamic Fund was 142% the average value of the Fund’s portfolio.

Comparison of Principal Investment Objectives, Strategies, and Policies

The Target Dynamic Fund and Acquiring Fund have the same investment objective and investment strategies, which are presented below. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval, although there is no present intention to do so.

The Acquiring Fund has been created as a new series of NLFT II solely for the purpose of acquiring the Target Dynamic Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. If the Reorganization is approved, all of the Target Dynamic Fund’s assets will be transferred to and held by the Acquiring Fund immediately following the Reorganization.

	Target Dynamic Fund	Acquiring Fund
Investment Objective	The Fund seeks total return through a combination of capital appreciation and income.	Same.

	Target Dynamic Fund	Acquiring Fund
Principal Investment Strategies

Principal Investment Strategies.

The Fund invests predominantly in exchange-traded funds (“ETFs”) that each invest primarily in domestic or foreign (1) equity securities, (2) fixed-income securities, (3) alternative/specialty securities or (4) cash equivalents. The Fund defines equity securities to include ETFs that invest primarily in equity securities, such as common and preferred stocks. The Fund defines fixed-income securities to include ETFs that invest primarily in fixed-income securities, such as bonds, notes and debentures. The Fund defines alternative and specialty securities to include ETFs that invest in commodities, foreign currencies and real estate investment trusts (“REITs”), as well as inverse ETFs (ETFs designed to produce returns that are opposite to those of the index to which they are linked). Pursuant to the Fund’s principal investment strategies, the Fund invests its assets across multiple asset classes by investing in ETFs that each invest primarily in securities of domestic issuers of varying market capitalizations. While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities (as defined above). With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor’s Rating Group or similarly rated by another nationally recognized statistical rating organization (“NRSRO”). The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

Principal Investment Strategies.

Same other than:

1.

References to “Astor Investment Management, LLC” or “Astor” are replaced with “Beacon Capital Management, Inc.” or “Beacon”

2.

The inclusion of the following sentence at the end of the Principal Investment Strategies description:

The Trading Sub-Adviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for the Fund.

Target Dynamic Fund	Acquiring Fund

Astor Investment Management, LLC the Fund’s investment adviser, uses a tactical asset allocation strategy based on a proprietary macroeconomic model and investment philosophy to select assets that it believes have the potential to generate the most appropriate risk-adjusted returns in the given economic environment. In managing the Fund’s portfolio, the adviser may engage in frequent trading of securities, resulting in a high portfolio turnover rate.

The model is based upon the Astor Economic Index® which takes economic data points focused on: (1) employment and (2) output to determine what the adviser believes is the current level of the economy. Additional indicators such as market conditions and price momentum are also used. The adviser uses these outputs to allocate assets and rebalance the Fund’s investment portfolio at an appropriate level for the economic and market risk environment with the goal of achieving positive returns throughout economic cycles. The adviser seeks to use macroeconomic analysis as a risk control in order to mitigate the impact of large negative returns (commonly referred to as drawdowns) typically experienced during periods of weak economic activity.

The adviser anticipates rebalancing the Fund’s portfolio based upon the adviser’s determination of changes in the economic cycle as well as other proprietary indicators. By using economic cycle-driven rebalancing, the adviser seeks to provide positive returns during economic expansions by increasing the portfolio allocation to long equity ETFs linked to broad market indices, such as the S&P 500 Index. During economic contractions, the adviser will utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs and alternative/specialty ETFs including those providing inverse market exposure. Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market trends. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index. Alternative or specialty ETFs are selected to provide positive returns and diversification. These may include ETFs linked to commodities, such as oil or gold, as well as ETFs focused on specific industries such as real estate, or focused on economic segments such as foreign currencies.

Principal Investment Risks. The principal risks of investing in the Acquiring Fund are discussed below. The principal risks of the Acquiring Fund and the Target Dynamic Fund are the same because the principal investment strategies of the Funds are the same. The principal risks for the Target Dynamic Fund and the Acquiring Fund are described below. For additional information regarding the principal risks associated with an investment in the Acquiring Fund, please consult Appendix E.

The value of your investment in the Acquiring Fund and Target Dynamic Fund will fluctuate, which means you could lose money.

The following principal risks apply to the Target Dynamic Fund and the Acquiring Fund:

Alternative and Specialty Assets Risk: The Acquiring Fund may purchase ETFs that invest in “alternative asset” or “specialty” market segments. The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, real estate, or currencies. Inverse ETFs limit the Acquiring Fund’s participation in certain market gains.

Commodity Risk: Investing in the commodities markets may subject the Acquiring Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

Credit Risk: Debt issuers may not make interest or principal payments, resulting in losses to the Acquiring Fund. In addition, the credit quality of securities held by an ETF may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- or lower by Standard & Poor’s Ratings Group or another NRSRO.

Currency Risk (Domestic and Foreign): The risk that material changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign and domestic currencies. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Acquiring Fund is long or short. Credit risk results because a currency-trade issuer may default. Country risk arises because a government may interfere with transactions in its currency.

Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

Equity Risk: The net asset value of the Acquiring Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Acquiring Fund. As a result, your cost of investing in the Acquiring Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual Acquiring Funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Acquiring Fund. If the Acquiring Fund invests a significant portion of its assets in ETFs offered by one ETF sponsor, the Acquiring Fund could be exposed to additional risks and losses if the sponsor’s ETFs fall out of favor in the marketplace and trading volumes cause the ETF’s market prices to decline.

Fixed-Income Risk: When the Acquiring Fund invests in fixed-income ETFs, the value of your investment in the Acquiring Fund will fluctuate with changes in interest rates. Rising interest rates will cause a bond’s value to decline. Defaults by fixed income issuers will also harm performance. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk. These risks could affect the value of a particular investment by the Acquiring Fund possibly causing the Acquiring Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

High Yield or Junk Bond Risk: Lower-quality bonds and other debt securities, known as “high yield” or “junk” bonds, are considered speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Acquiring Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Acquiring Fund’s share price.

Inverse ETF Risk: Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs may employ leverage, which magnifies tend to limit the changes in the Acquiring Fund’s participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying stock index upon which they are based assets and benchmarks, and volatile markets can amplify this effect. Any strategy that includes inverse securities could cause the Acquiring Fund to suffer significant losses.

Management Risk: Beacon Capital’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Acquiring Fund invests (long or short via inverse ETFs) may prove to be incorrect and may not produce the desired results.

Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Acquiring Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Acquiring Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Acquiring Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Acquiring Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Acquiring Fund’s realized capital gains or losses, which may affect the taxes you pay as the Acquiring Fund shareholder. The Acquiring Fund’s portfolio turnover rate is expected to be above 100% annually.

Real Estate Investment Trust (REIT) Risk: Investing in REITs, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Acquiring Fund, a shareholder will bear expenses of the REITs in addition to Acquiring Fund expenses.

Small and Medium Capitalization Company Risk: Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Comparison of Investment Restrictions. The investment restrictions adopted by the Target Dynamic Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by either Funds’ Board of Trustees without affirmative shareholder approval) are materially identical. A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. The investment restrictions adopted by the Target Dynamic Fund and the Acquiring Fund as non-fundamental investment restrictions are materially identical. A non-fundamental restriction may be changed by a Fund’s Board of Trustees without shareholder approval.

A comparison of the Target Dynamic Fund’s and the Acquiring Fund’s fundamental and non-fundamental investment restrictions is set forth below. The Target Dynamic Fund’s fundamental and non-fundamental investment restrictions are also summarized under the section entitled “Investment Restrictions” in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement/Prospectus. The Acquiring Fund’s fundamental and non-fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are also described in the Proxy Statement SAI.

Fundamental Investment Restrictions
Target Dynamic Fund		Acquiring Fund
1.	Borrowing Money. [The Target Dynamic Fund] will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.	Same.
2.	Senior Securities. [The Target Dynamic Fund] will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the [Target Dynamic Fund], provided that the [Target Dynamic Fund’s] engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	Same.

Fundamental Investment Restrictions
Target Dynamic Fund		Acquiring Fund
3.	Underwriting. [The Target Dynamic Fund] will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the [Target Dynamic Fund] may be deemed an underwriter under certain federal securities laws.	Same.
4.	Real Estate. [The Target Dynamic Fund] will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the [Target Dynamic Fund] from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	Same.
5.	Commodities. [The Target Dynamic Fund] will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the [Target Dynamic Fund] from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.	Same.
6.	Loans. [The Target Dynamic Fund] will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	Same.
7.	Concentration. [The Target Dynamic Fund] will not invest 25% or more of its total assets in a particular industry or group of industries. [The Target Dynamic Fund] will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	Same.

Non-Fundamental Investment Restrictions
Target Dynamic Fund		Acquiring Fund
1.	Pledging. [The Target Dynamic Fund] will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the [Target Dynamic Fund] except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.	Same.
2.	Borrowing. [The Target Dynamic Fund] will not purchase any security while borrowings representing more than one third of its total assets are outstanding.	Same.
3.	Margin Purchases. [The Target Dynamic Fund] will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the [Target Dynamic Fund] for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.	Same.
4.	Illiquid Investments. [The Target Dynamic Fund] will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.	Same.
5.	ETF Instruments. [The Target Dynamic Fund] has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETF instruments, as defined in the then current Prospectus. Shareholders of the [Target Dynamic Fund] will be provided with at least 60 days prior notice of any change in a Fund’s policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.	Same.

Target Dynamic Fund and Acquiring Fund

With respect to the percentages adopted by the Acquiring Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Management Comparisons

Boards of Trustees

Overall responsibility for oversight of NLFT rests with its Board (the “NLFT Board”). The NLFT Board is responsible for overseeing Beacon Capital and other service providers in the operations of NLFT in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and NLFT’s governing documents. The NLFT Board currently has six trustees. A list of the trustees and officers of NLFT, and their present positions and principal occupations, is provided under “Trustees and Officers” in the Target Funds’ SAI.

Overall responsibility for oversight of NLFT II rests with its Board of Trustees (the “NLFT II Board”). The NLFT II Board is responsible for overseeing Beacon Capital and other service providers in the operations of NLFT II in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and NLFT II’s governing documents. NLFT II currently has five trustees, all of whom are not “interested persons” as that term is defined under the 1940 Act, of NLFT II. A list of the trustees and officers of NLFT II, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.

Investment Adviser of the Funds

The following table describes the management of the Funds.

	Target Dynamic Fund	Acquiring Fund
Investment Adviser	Beacon Capital Management, Inc. (“Beacon Capital”) (Prior to August 1, 2025, Astor Investment Management LLC (“Astor” or the “Former Adviser”) was the investment adviser to the Target Dynamic Fund)	Beacon Capital Management, Inc. (“Beacon Capital”)
Trading Sub-Adviser	None	Exchange Traded Concepts, LLC (“ETC” or the “Trading Sub-Adviser”)
Management Fee (as a percentage of average daily net assets)	0.95%	0.95%
Portfolio Managers	Bryan Novak Jan Eckstein	Bryan Novak Jan Eckstein

Both Funds are advised by Beacon Capital, however, the Acquiring Fund also has a trading sub-adviser, ETC. The Trading Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing, subject to the supervision of the Adviser. The Adviser remains responsible for investment decisions.

The portfolio managers are primarily responsible for the day-to-day management of the Fund. The Target Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Bryan Novak. Bryan Novak joined Beacon Capital in 2025 following the acquisition of Astor Investment Management (“Astor”), the Fund’s prior investment adviser. Previously, Mr. Novak had been with Astor since 2002 and served as its Chief Executive Officer where he oversaw Astor’s business operations. Mr. Novak earned his Bachelor of Science in Financial Management from the Ohio State University.

Jan Eckstein. Jan Eckstein joined Beacon Capital in 2025 following the acquisition of Astor. Ms. Eckstein had been with Astor since 2011 and served as Chief Investment Officer. She holds a Bachelor of Science from Brown University and a Masters in Public Administration (International Economic Policy) from Columbia University.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. The NLFT II Board will satisfy the first condition at the time of the Reorganization. Beacon Capital has agreed not to take any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in connection with the Reorganization.

Operating Expense Limitation Agreements

The total fees and expenses you pay as a shareholder of the Target Dynamic Fund are expected to be the same after you become a shareholder of the Acquiring Fund. For each of the Target Dynamic Fund and Acquiring Fund, the management fee is 0.95% of the Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for Class A, Class C and Class I shares (with respect to the Target Dynamic Fund) and Class A, Class C and Class I shares (with respect to the Acquiring Fund) are 1.40%, 2.15% and 2.15%, respectively, per annum of each Fund’s average net assets of such shares. Neither the Target Dynamic Fund nor the Acquiring Fund imposes any shareholder fees, including redemption fees. The Target Dynamic Fund and Acquiring Fund have adopted Distribution and Shareholder Service (12b-1) Plans under Rule 12b-1 pursuant to which Class A and Class C shares pay an annual fee of 0.25% and 1.00%, respectively, for distribution and shareholder servicing expenses. Class I shares do not pay distribution fees.

Beacon Capital has contractually agreed to reduce its management fee and/or pay expenses of the Target Dynamic Fund (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Target Fund officers and Trustees, contractual indemnification of Target Fund service providers (other than Beacon Capital)) at least until November 30, 2025 such that net annual fund operating expenses of the Target Dynamic Fund do not exceed 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares. This expense limitation agreement can be terminated only by, or with the consent of, the NLFT Board of Trustees. Beacon Capital is permitted to receive reimbursement from the Target Dynamic Fund for fees it waived and Target Dynamic Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Beacon Capital is not entitled to recoup Target Dynamic Fund expenses previously waived by Astor, the Target Dynamic Fund’s prior investment adviser.

Beacon Capital is not entitled to recoup Target Dynamic Fund expenses previously waived by Astor nor will Beacon Capital be entitled to recoup Target Dynamic Fund expenses it waives while managing the Target Dynamic Fund. Accordingly, to the extent that Astor waived its advisory fees or paid expenses of the Target Dynamic Fund prior to August 1, 2025, when Beacon Capital became the adviser to the Target Dynamic Fund, and to the extent that Beacon Capital waives its advisory fees or pays expenses of the Target Dynamic Fund from August 1, 2025 through the closing date of the Reorganization, those amounts are not eligible to be recouped following the Reorganization.

The terms of the Target Dynamic Fund Expense Limitation Agreement and Acquiring Fund Expense Limitation Agreement are substantially identical.

Other Service Providers

The following table identifies the principal service providers that service the Target Dynamic Fund and that are expected to service the Acquiring Fund:

	Target Dynamic Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Northern Lights Distributors, LLC
Auditor	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Legal Counsel	Thompson Hine LLP	Alston & Bird LLP

Purchase and Redemption of Shares

With respect to the Acquiring Fund, all purchase requests received in good order by the Acquiring Fund’s transfer agent (the “Transfer Agent”) or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Acquiring Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing Acquiring Fund’s shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” in Appendix D. For information about how the Target Dynamic Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in the Target Funds’ Prospectus, incorporated by reference herein.

Each account application (an “Account Application”) to purchase Acquiring Fund’s shares is subject to acceptance by the Acquiring Fund and is not binding until so accepted. The Acquiring Fund reserves the right to reject any purchase order if, in its discretion, it is in the Acquiring Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Acquiring Fund. Purchases may also be rejected from persons believed to be “market timers.” See Appendix D below. A service fee, currently $25, as well as any loss sustained by the Acquiring Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. The Acquiring Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Acquiring Fund or the Transfer Agent.

The minimum investment amounts for the Fund are as follows:

	Minimum Investment Amounts
	Target Dynamic Fund			Acquiring Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Regular Account
Initial Investment	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000
Additional Investments	$100	$100	$100	$100	$100	$100
Tax-Qualified Accounts (IRAs/401(k)s)
Initial Investment	$1,000	$1,000	$5,000	$1,000	$1,000	$5,000
Additional Investments	$100	$100	$100	$100	$100	$100
Automatic Investment Plan
Minimum Monthly Investment	$100	$100	$100	$5,000	$5,000	$5,000

For a discussion of how the Target Dynamic Fund’s shares may be purchased and redeemed, as applicable, see “Purchase, Redemption and Pricing of Shares” in the Target Funds’ Prospectus incorporated by reference herein. For more information regarding how the Acquiring Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in Appendix D attached to this Proxy Statement/Prospectus.

Distributions and Tax Information

The Target Dynamic Fund, and likewise the Acquiring Fund, intend to distribute substantially all of their net investment income and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Acquiring Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Acquiring Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Acquiring Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Changes in income tax laws, potentially with retroactive effect, could impact the Acquiring Fund’s investments or the tax consequences to you of investing in the Acquiring Fund. Some of the changes could affect the timing, amount, and tax treatment of the Acquiring Fund’s distributions made to shareholders. Please consult your tax advisor before investing. The Acquiring Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. However, there can be no assurance that the Acquiring Fund will satisfy all requirements to be taxed as RIC.

Distributions of the Acquiring Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Acquiring Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Acquiring Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Acquiring Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent an Acquiring Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that an Acquiring Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

For a discussion of the Target Dynamic Fund’s policies with respect to dividends and distributions and federal income tax considerations, see “Tax Status, Dividends and Distributions,” respectively, in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions and federal income tax considerations, see “Distributions and Taxes” in Appendix D attached to this Proxy Statement/Prospectus.

NLFT BOARD CONSIDERATIONS

At a Special Meeting of the Board held on August 28, 2025, the NLFT Board considered the proposed Reorganization. Astor’s reasons for proposing the Reorganization, and the NLFT Board’s consideration of the Reorganization, are described below.

The NLFT Board of Trustees (the “NLFT Board”) reviewed information related to the proposed reorganization of the Target Funds out of NLFT and into a new series of NLFT II, the Acquiring Fund, and noted that the Target Sector Fund would merge into the Target Dynamic Fund in connection with proposed Reorganization. The Board then reviewed the alternatives to the proposed Reorganization that Astor had considered before entering into the Transaction and proposing the Reorganization, concluding that such alternatives were impractical. The NLFT Board further concluded that the proposed Reorganization afforded potential benefits to shareholders, including an opportunity for streamlined advisory processes and overall lower fees when assets drop below the expense cap.

The NLFT Board then reviewed information about the Acquiring Fund provided by Astor and Beacon Capital. The NLFT Board observed that the Acquiring Fund employed Northern Lights Distributors, LLC as distributor, Ultimus Fund Solutions, LLC, as transfer agent, fund accountant, and administrator, U.S. Bank National Association as custodian, Tait, Weller, & Baker LLP as auditor, and Alston & Bird LLP as legal counsel. The NLFT Board agreed that these service providers were well established and capable of providing quality service to the Acquiring Fund similar to the quality currently provided by the service providers to the Target Funds. The NLFT Board acknowledged that Beacon currently managed two funds in NLFT II and noted that key Astor personnel would be joining Beacon Capital’s Investment Committee to oversee the implementation and direction of Beacon Capital’s strategies, including the Acquiring Fund. The NLFT Board noted the principal investment strategies, policies and risks of the Target Dynamic Fund were the same as the Acquiring Fund, and further discussed how such strategies, polices, and risks differed from the Target Sector Fund. The NLFT Board agreed that NLFT II was an established series trust with an experienced board of trustees, and that the officers of NFLT II possessed strong backgrounds in the asset management industry.

The NLFT Board then examined the fees and expenses of the Acquiring Fund in comparison to the fees and expenses of the Target Funds, noting that the management fee and expense limitation currently in place for the Target Funds would be the same for the Acquiring Fund. The NLFT Board further noted that due to the merging Target Funds, the Acquiring Fund would incur additional acquired funds fees and expenses not currently assessed by the Target Sector Fund, including interest expenses. The NLFT Board acknowledged that the fees paid to service providers of the Target Funds would be similar to the fees paid to service providers of the Acquiring Fund.

The NLFT Board considered the terms of the Reorganization, including that the Reorganization was expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and that the Target Funds and their shareholders were generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization. The NLFT Board observed Beacon Capital’s representation that NLFT would receive a legal opinion stating that the Reorganization would be a tax-free transaction to the Target Funds and their shareholders.

The NLFT Board agreed that if shareholders of the Target Funds did not approve the Reorganization, the Target Funds would not be reorganized into the Acquiring Fund, and the NLFT Board would take such further action as it deemed to be in the best interests of the Target Funds. Counsel answered the NLFT Board’s questions. After further discussion, the NLFT Board concluded that the terms of the Reorganization were fair and reasonable and that the interests of existing shareholders of the Target Funds would not be diluted as a result of the proposed Reorganization.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Dynamic Fund to the Acquiring Fund. If shareholders of the Target Dynamic Fund approve the Reorganization, each owner of Class A, Class C and Class I shares of the Target Dynamic Fund will become a shareholder of Class A, Class C and Class I shares, respectively, of the Acquiring Fund. Each shareholder of the Target Dynamic Fund will hold, immediately after the close of the Reorganization (the “Closing”), shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Dynamic Fund held by that shareholder on the Closing Date. Subsequently, the Target Dynamic Fund will be liquidated and terminated.

Effective August 1, 2025, Astor was acquired by Beacon as part of an asset purchase agreement between the two firms (the “Transaction”). With the Transaction, the Target Dynamic Fund is able to benefit from the personnel, experience, and resources of Beacon Capital and its affiliates. After careful consideration, the NLFT Board unanimously recommends that shareholders vote “FOR” Proposal 1.

Shareholders of the Target Dynamic Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below.

The Plan

The Plan provides for the transfer of all of the assets and liabilities of the Target Dynamic Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Dynamic Fund being acquired, and the Acquiring Fund’s assumption of the Target Dynamic Fund’s liabilities, if any, as of the closing date of the Reorganization. The NAV of the Acquiring Fund shares issued in the exchange will equal the NAV of the Target Dynamic Fund at the Closing Time (as defined in the Plan). As soon as is reasonably practicable after the Closing (as defined in the Plan), the Target Dynamic Fund will distribute the Acquiring Fund shares to the Target Dynamic Fund’s shareholders of record in accordance with their respective interests in the Target Dynamic Fund determined as of the Closing Time by NLFT’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Dynamic Fund shares and in complete dissolution of the Target Dynamic Fund. The outstanding shares of the Target Dynamic Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Dynamic Fund will receive the number of shares of the Acquiring Fund equal in value to such shareholder’s holdings in the Target Dynamic Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of the Target Dynamic Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Dynamic Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (as defined in the Plan) of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the NLFT Board and the valuation procedures established by the Target Dynamic Fund’s valuation designee. Beacon Capital will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement/Prospectus, and the cost of copying, printing, and mailing proxy materials.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Dynamic Fund and the receipt of a legal opinion from Alston & Bird LLP, counsel to NLFT II, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization is expected to be on or about the close of business on December 12, 2025, or another date agreed to by NLFT and NLFT II. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of NLFT, on behalf of the Target Dynamic Fund, and NLFT II, on behalf of the Acquiring Fund.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Dynamic Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Dynamic Fund or the Target Dynamic Fund’s shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Dynamic Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Dynamic Fund. In addition, when shares held by the Target Dynamic Fund shareholders are exchanged for shares of the Acquiring Fund pursuant to the Reorganization, it is expected that Target Dynamic Fund shareholders will recognize no gain or loss on the exchange, and that Target Dynamic Fund shareholders will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in its Target Dynamic Fund shares immediately before the exchange.

If, as expected, the Reorganization is tax-free, the tax attributes of the Target Dynamic Fund, if any, move to the Acquiring Fund, including, as of the date of the Reorganization, the Target Dynamic Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. The Reorganization is not expected to result in limitations on an Acquiring Fund’s ability to use any capital loss carryforwards of the Target Dynamic Fund. At July 31, 2025, the Target Dynamic Fund had no capital loss carry forwards (unaudited).

At any time, up to and including the last business day before the Reorganization, Target Dynamic Fund shareholders may redeem Target Dynamic Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

As a condition to the Reorganization, the Target Dynamic Fund and the Acquiring Fund have requested an opinion of Alston & Bird LLP substantially to the effect that with respect to the Reorganization, based on the facts, representations and assumptions stated in the opinion and conditioned on consummation of the Reorganization in accordance with the Plan, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”): As a condition to closing the Reorganization, Alston & Bird LLP will render an opinion substantially to the effect that:

1.	The acquisition by the Acquiring Fund of substantially all of the assets of the Target Dynamic Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Dynamic Fund, followed by the distribution by the Target Dynamic Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Dynamic Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Dynamic Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.	No gain or loss will be recognized by the Target Dynamic Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

3.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Dynamic Fund in exchange solely for the assumption of the liabilities of the Target Dynamic Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

4.	No gain or loss will be recognized by the Target Dynamic Fund upon the distribution of the Acquiring Fund shares by the Target Dynamic Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

5.	The tax basis of the assets of the Target Dynamic Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Dynamic Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

6.	The holding periods of the assets of the Target Dynamic Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Dynamic Fund pursuant to Section 1223(2) of the Code.

7.	No gain or loss will be recognized by the shareholders of the Target Dynamic Fund upon the exchange of all of their Target Dynamic Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

8.	The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Dynamic Fund will be the same as the aggregate tax basis of Target Dynamic Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

9.	The holding period of Acquiring Fund shares received by a shareholder of the Target Dynamic Fund will include the holding period of the Target Dynamic Fund shares exchanged therefor, provided that the shareholder held Target Dynamic Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Dynamic Fund nor the Acquiring Fund have sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization do not qualify as tax-free Reorganization under the Code, and thus a taxable, the Target Dynamic Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Dynamic Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Dynamic Fund shares and the fair market value of the Acquiring Fund shares it received.

The Target Dynamic Fund does not intend to sell portfolio securities in connection with the Reorganization. In the event the Target Dynamic Fund sells any portfolio securities in connection with the Reorganization, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Dynamic Fund’s tax basis in such assets. The explicit transaction costs associated with any repositioning of the Target Dynamic Fund’s portfolio in connection with the Reorganization will be borne by the Funds. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

Description of the Acquiring Fund’s Shares

Shares of the Acquiring Fund issued to the shareholders of the Target Dynamic Fund pursuant to the Reorganization will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of the Target Dynamic Fund as of July 31, 2025, and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to the Astor Dynamic Reorganization, are as follows:

	Target Dynamic Fund		Acquiring Fund
(unaudited)	Class A	Pro Forma adjustments	Class A (pro forma)
Net Assets	$8,104,073	$0	$8,104,073
Shares Outstanding	624,418	0	624,418
Net Asset Value per Share	$12.98		$12.98
	Class C		Class C (pro forma)
Net Assets	$12,283,817	$0	$12,283,817
Shares Outstanding	1,027,624	0	1,027,624
Net Asset Value per Share	$11.95		$11.95
	Class I		Class I (pro forma)
Net Assets	$45,066,006	$0	$45,066,006
Shares Outstanding	3,450,705	0	3,450,705
Net Asset Value per Share	$13.06		$13.06

The capitalization of the Target Dynamic Fund and the Target Sector Fund as of July 31, 2025, and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to both the Astor Dynamic Reorganization and Astor Sector Reorganization, are as follows:

	Target Dynamic Fund	Target Sector Fund		Acquiring Fund
(unaudited)	Class A	Class A	Pro Forma adjustments	Class A (pro forma)
Net Assets	$8,104,073	$6,611,367	$0	$14,715,440
Shares Outstanding	624,418	423,170	86,180	1,133,768
Net Asset Value per Share	$12.98	$15.62		$12.98
	Class C	Class C		Class C (pro forma)
Net Assets	$12,283,817	$2,809,372	$0	$15,093,189
Shares Outstanding	1,027,624	203,869	31,225	1,262,718
Net Asset Value per Share	$11.95	$13.78		$11.95
	Class I	Class I		Class I (pro forma)
Net Assets	$45,066,006	$6,782,779	$0	$51,848,785
Shares Outstanding	3,450,705	423,616	95,739	3,970,060
Net Asset Value per Share	$13.06	$16.01		$13.06

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Dynamic Fund, see “The Funds” in the Target Funds’ SAI. For a general discussion of the operation and organization of the Acquiring Fund, see “The Trust” in the Proxy Statement SAI.

Comparison of Rights of the Funds’ Shareholders

The Acquiring Fund is a series of NLFT II, which is a Delaware statutory trust. The Target Dynamic Fund is a series of NLFT, which is also a Delaware statutory trust. The Acquiring Fund is governed by the Agreement and Declaration of Trust dated August 26, 2010, as amended (“Acquiring Fund’s Declaration”), its bylaws and Delaware law. The Target Dynamic Fund is governed by an Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009, September 26, 2012 and June 25, 2019, (“Target Fund’s Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The trustees of the Target Dynamic Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Dynamic Fund and the Acquiring Fund indicate that the amount of shares that the Target Dynamic Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Dynamic Fund and the Acquiring Fund have no preemptive rights.

The shareholders of NLFT II are entitled to one vote for each whole share held of the Acquiring Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Acquiring Fund (or a class thereof) shall be entitled to vote. Each share of the Acquiring Fund represents an equal proportionate interest in the Target Dynamic Fund with each other share. Upon dissolution of the Target Dynamic Fund, shareholders are entitled to share pro rata in the net assets of the Target Dynamic Fund available for distribution to such shareholders. Shares of the Acquiring Fund have no preemptive or other right to subscribe to any additional shares or other securities issued by the NLFT II. For a description of other significant attributes of shares of the Acquiring Fund, see “Appendix D - Shareholder Information for the Acquiring Fund,” to this Proxy Statement/Prospectus, and “The Trust” in the Proxy Statement SAI.

The governing instruments of the Acquiring Fund further provide that all shares of NLFT II entitled to vote on a matter shall vote separately by series. That is, the shareholders of each series have the right to approve or disapprove matters affecting NLFT II and each respective series as if the series were separate companies. That said, if the 1940 Act requires all shares of NLFT II to be voted in the aggregate without differentiation between the separate series, then all NLFT II’s shares shall be entitled to vote on a one-vote-per-share basis. Additionally, if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or class shall be entitled to vote on the matter.

The shareholders of NLFT are entitled to one vote for each whole share held of the Target Dynamic Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of an Acquiring Fund (or a class thereof) shall be entitled to vote. Shares of the Target Dynamic Fund have no preemptive or other right to subscribe to any additional shares or other securities issued by NLFT. The rights of redemption and exchange are described in the Target Funds’ Prospectus and the Target Funds’ SAI. For a description of other significant attributes of shares of the Target Dynamic Fund, see “Shareholder Information” in the Target Funds’ Prospectus, and “Description of the Trust and the Fund” in the Target Funds’ SAI, which are incorporated by reference herein.

Shareholder Meetings. None of the Funds is required to hold annual meetings of shareholders. Shareholder meetings for the Acquiring Fund or any series may be called by the Trustees of NLFT II, Chairman of the Board or the President of the Trust from time to time for any lawful purpose, including electing Trustees. Special meetings of the shareholders of NLFT II or any series shall be called by the Board of Trustees, Chairman, or President upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote. By the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable.

Quorum. The governing instruments of each of the Funds provides that, except as otherwise required by the 1940 Act or other applicable law, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum.

Adjournment of Shareholder Meetings. The governing instruments of the Acquiring Fund and the Target Dynamic Fund provide that any meeting of shareholders may be adjourned from time to time, by the vote of a majority of shares present at the meeting, with or without a quorum, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Vote Required. The governing documents of the Target Dynamic Fund and the Acquiring Fund provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees.

Removal of Trustees by Shareholders. The governing instruments of the Target Dynamic Fund and of the Acquiring Fund provide that shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Personal Liability of Shareholders. The governing instruments for the Target Dynamic Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of the Acquiring Fund.

Amendments of Governing Instruments. The governing instruments of the Target Dynamic Fund and of the Acquiring Fund provide that a majority of trustees may amend the governing instruments at any time in writing and, if required, by approval of such amendment by shareholders.

Derivative Actions. The governing instruments of the Target Dynamic Fund and of the Acquiring Fund state that, in addition to the requirements set forth in Delaware law, shareholders may bring derivative action on behalf of the Target Fund or Acquiring Fund only if the shareholder or shareholders first make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. The governing documents of each of the Target Funds provides that the exclusive jurisdiction for any derivative action are the state or federal courts located in Delaware or New York.

Pricing of Fund Shares

For information on how the NAV per share of the Target Dynamic Fund is calculated, see “How Shares are Priced” in the Target Funds’ Prospectus, and “Pricing of Fund Shares” in Appendix D attached to this Proxy Statement/Prospectus.

Comparison of Portfolio Holdings Information

Information about the Target Dynamic Fund’s portfolio holdings is available at www.astorimfunds.com. A complete description of the Target Dynamic Fund’s policies and procedures with respect to the disclosure of the Target Dynamic Fund’s portfolio holdings is available in the Target Funds’ SAI. Information about the Acquiring Fund’s portfolio holdings will be available at www.beaconinvestingetfs.com.

In addition, each Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, each Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.

Frequent Purchases and Redemptions

For a discussion of the Target Dynamic Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in Appendix D attached to this Proxy Statement/Prospectus.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Target Dynamic Fund and its related companies (including, in the case of the Target Dynamic Fund, NLFT and Beacon Capital) may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about the Target Dynamic Fund, see “Financial Highlights of the Target Dynamic Fund” which is appended to this Proxy Statement/Prospectus as Appendix B.

BOARD RECOMMENDATION

The Board of the Target Dynamic Fund unanimously recommends that shareholders of each Fund vote FOR the proposed Reorganization.

REQUIRED VOTE

The holders of a majority of the shares of the Target Dynamic Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Target Dynamic Fund. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Dynamic Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Dynamic Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Dynamic Fund’s outstanding shares.

If shareholders of the Target Dynamic Fund do not approve the Reorganization, the Target Dynamic Fund will continue to be managed by Beacon Capital as described in the Target Fund’s Prospectus, until the earlier of 150 days following the closing date of the Transaction or such time as the NLFT Board will consider alternatives for the Target Dynamic Fund including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Dynamic Fund and its shareholders.

PROPOSAL 2 – TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION WITH
RESPECT TO THE TARGET DYNAMIC FUND REORGANIZATION

OVERVIEW OF THE PROPOSED REORGANIZATION

The NLFT Board, including all the trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), proposes that shareholders of the Target Sector Fund approve the Plan, pursuant to which the Target Sector Fund will reorganize into the Acquiring Fund and the Target Sector Fund shareholders will become a shareholder of the Acquiring Fund. A form of the Plan is attached to this Proxy Statement/Prospectus as Appendix A. The NLFT Board considered the Reorganization at a meeting held on August 28, 2025. The NLFT Board’s evaluation of the terms of the Plan, and other relevant information presented to the NLFT Board in advance of and at the meeting, and in light of its fiduciary duties under federal and state law, the NLFT Board, including all of the trustees who are not “interested persons” of NLFT under the 1940 Act, determined that the Reorganization is (1) in the best interests of the Target Sector Fund and its shareholders and (2) that participation in the Reorganization will not dilute the interests of the existing shareholders of the Target Sector Fund. See “Board Considerations” for a summary of the factors considered and conclusions drawn by the NLFT Board in approving the Plan and authorizing the submission of the Plan to shareholders for approval.

To reorganize the Target Sector Fund into a series of Northern Lights Fund Trust II (“NLFT II”), a fund with a similar investment objective, similar principal investment strategies and similar risk profile as the Target Sector Fund — Beacon Dynamic Allocation Fund — has been created as a new series of NLFT II. If the shareholders of the Target Sector Fund approve the Plan, the Reorganization will have these primary steps:

●	All of the assets of the Target Sector Fund will be transferred to the Acquiring Fund in exchange for Class A, Class C and Class I shares of the Acquiring Fund and the Acquiring Fund’s assumption of the Target Sector Fund’s liabilities;

●	Immediately after the transfer of the Target Sector Fund’s assets as provided for in the Plan, the Target Sector Fund will distribute the Acquiring Fund Class A, Class C and Class I shares received by the Target Sector Fund pro rata to the shareholders of each respective class in redemption of the outstanding shares of the Target Sector Fund; and

●	The Target Sector Fund will be dissolved.

Approval of the Plan will constitute approval of the transfer of the Target Sector Fund’s assets to the Acquiring Fund, the assumption of the Target Sector Fund’s liabilities by the Acquiring Fund, the distribution of the Acquiring Fund’s shares to the Target Sector Fund shareholders, and the dissolution of the Target Sector Fund. As a result of the Reorganization, existing shareholders of the Target Sector Fund will become shareholders of the Acquiring Fund. Shareholders of the Target Sector Fund will receive shares of the applicable class of shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their shares of the Target Sector Fund held immediately prior to the Reorganization. No commission or other transaction fees will be charged to the Target Sector Fund’s shareholders in connection with the Reorganization.

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. As a result, in general, the Target Sector Fund will not recognize any gain or loss as a result of the transfer of all of its assets and its liabilities in exchange for shares of the Acquiring Fund or as a result of its dissolution, and shareholders of the Target Sector Fund will not recognize any gain or loss upon receipt of shares of the Acquiring Fund in connection with the Reorganization. The Reorganization will not take place unless NLFT II and NLFT receive an opinion from tax counsel confirming such tax treatment. Additionally, the Reorganization is contingent upon the shareholders of the Target Dynamic Fund approving the Target Dynamic Fund Reorganization. If Target Dynamic Fund shareholders do not approve the Target Dynamic Fund Reorganization, the Target Sector Fund reorganization will not take place even if Target Sector Fund shareholders approved the Reorganization. In that case, the Target Sector Fund will continue as a series of NLFT, advised by Beacon Capital.

EFFECT OF THE REORGANIZATION

As explained further in Proposal 3, effective August 1, 2025, Beacon Capital Management, Inc. (“Beacon Capital”) acquired the assets of Astor Investment Management LLC (“Astor” or the “Former Adviser”). Accordingly, the primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Sector Fund to the Acquiring Fund, a series of NLFT II, which includes additional mutual funds advised by Beacon Capital, and merge the Target Sector Fund into a larger fund with a similar investment objective, similar investment strategies and similar risk profile.

Certain basic information about the Target Sector Fund and Acquiring Fund is provided in the table below. The Target Sector Fund and Acquiring Fund are sometimes referred to together as the “Funds.”

	Astor Sector Allocation Fund Target Fund	Beacon Dynamic Allocation Fund Acquiring Fund
Identity of Fund	A series of NLFT (an open-end management investment company registered with the SEC)	A series of Northern Lights Fund Trust II (an open-end management investment company registered with the SEC)
Ticker Symbol	Class A: ASPGX Class C: CSPGX Class I: STARX	Class A: BCMAX Class C: BCMCX Class I: BCMDX
Diversification Status	Diversified	Same

The Target Sector Fund currently operates on a fiscal year ending July 31. Following the Reorganization, the Acquiring Fund will assume the financial history of the Target Dynamic Fund. The Acquiring Fund anticipates changing the fiscal year of the Acquiring Fund to February 28 of each year in the future to reflect the fiscal year end of the other Beacon Capital series of NLFT II. NLFT and NLFT II are each organized as Delaware statutory trusts. As further described below, there are no material differences in shareholder rights based on their respective governing documents.

The investment objective, investment strategies and principal investment risks of the Acquiring Fund is similar to that of the Target Sector Fund.

The fees and expenses you pay as a shareholder of the Target Sector Fund are expected to be the same after you become a shareholder of the Acquiring Fund, although Acquired Fund Fees and Expenses, which are fees not directly paid by the Funds, are higher for the Acquiring Fund. For each of the Target Sector Fund and Acquiring Fund, the management fee is 0.95% of the Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for class shares with respect to the Target Sector Fund and the Acquiring Fund are 1.45%, 2.15% and 1.15%, respectively, per annum of each Fund’s average daily net assets, respectively. Neither the Target Sector Fund nor the Acquiring Fund imposes any shareholder fees, including redemption fees. The Target Dynamic Fund and Acquiring Fund have adopted Distribution and Shareholder Service (12b-1) Plans under Rule 12b-1 pursuant to which Class A shares and Class C shares pay an annual fee of 0.25% and 1.00%, respectively, for distribution and shareholder servicing expenses.

Shareholders will continue to be able to make additional purchases or sales of the Target Sector Fund’s shares through their financial intermediary up to and including the business day prior to the Reorganization. If the Reorganization is approved, shares of the Target Sector Fund will automatically be converted to shares of the Acquiring Fund.

SUMMARY COMPARISON OF THE FUNDS

Fees and Expenses

The tables below describes the fees and expenses that you pay if you buy, hold, and sell shares of the Target Sector Fund and the pro forma fees and expenses that you may pay if you buy, hold, and sell shares of the Acquiring Fund after giving effect to the Reorganization. These tables and the following Examples do not include any brokerage commissions and other fees to financial intermediaries that investors may pay on their purchases and sales of Fund shares pursuant to the terms of their individual account agreements with such financial intermediaries. Expenses for the Target Sector Fund are based on operating expenses of the Target Sector Fund for the fiscal year ended July31, 2025. Expenses for the Acquiring Fund are pro forma operating expenses based on the Target Sector Fund for the same period, assuming the Reorganization had occurred prior to the start of the period and includes restatements to reflect current fees.

	Target Sector Fund (Current)			Beacon Dynamic Allocation Fund Acquiring Fund (Pro Forma) (Target Dynamic Fund and Target Sector Fund into Acquiring Fund)
Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I	Class A	Class C	Class I
Maximum sales charge (load) (as a percentage of offering price)	4.75%	None	None	4.75%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the original offering price)	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None	None	None	None
Redemption fee	None	None	None	None	None	None
Annual Fund Operating Expenses (expenses you pay each year as a percentage of the value of your investment)
Management Fees	0.95%	0.95%	0.95%	0.95%	0.95%	0.95%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	1.00%	None
Other Expenses(1),(2)	1.49%	1.48%	1.49%	0.50%	0.50%	0.50%
Interest Expense	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Remaining Other Expenses	1.49%	1.48%	1.49%	0.50%	0.50%	0.50%
Acquired Fund Fees and Expenses(3)	0.12%	0.12%	0.12%	0.30%	0.30%	0.30%
Total Annual Fund Operating Expenses	2.81%	3.55%	2.56%	2.00%	2.75%	1.75%
Less: Fee Waivers and/or Expense Reimbursements(4),(5)	(1.29)%	(1.28)%	(1.29)%	(0.29)%	(0.29)%	(0.29)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements’	1.52%	2.27%	1.27%	1.71%	2.46%	1.46%

(1)	Other Expenses for the Target Dynamic Fund have been restated to reflect fees for the fiscal year ended July 31, 2025.
(2)	Other Expenses for the Acquiring Fund are based on estimated amounts for the current fiscal year with the Acquiring Fund’s anticipated service providers.
(3)	Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table do not correlate to the expense ratio in the Target Sector Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Target Sector Fund, not the indirect costs of investing in other investment companies.
(4)	Beacon Capital has contractually agreed to reduce its management fee and/or pay expenses of the Target Sector Fund to ensure that the total amount of Target Fund operating expenses (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Target Fund officers and Trustees, contractual indemnification of Target Fund service providers (other than Beacon Capital), do not exceed 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively of the Target Sector Fund’s average net assets for such shares (the “Target Fund Expense Limitation Agreement”), through at least November 30, 2025. Beacon Capital is permitted to receive reimbursement from the Target Sector Fund for fees it waived and Target Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. The Target Sector Fund must pay its current ordinary operating expenses before Beacon Capital is entitled to any reimbursement of management fees and/or expenses. The Target Sector Fund Operating Expense Limitation Agreement can be terminated only by, or with the consent, of the NLFT Board of Trustees.
(5)	Beacon Capital has contractually agreed to reduce its management fees and/or pay expenses of the Acquiring Fund to ensure that the total amount of Acquiring Fund operating expenses (excluding front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares, respectively of the Acquiring Fund’s average net assets for such shares through December 31, 2027. Beacon Capital is permitted to receive reimbursement from the Acquiring Fund for fees it waived and Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Beacon Capital may not terminate the fee waiver before December 31, 2027. The Beacon Capital Board of Trustees may terminate the expense waiver upon notice to Beacon Capital.

Examples

The Examples below are intended to help you compare the cost of investing in shares of the Target Sector Fund with the cost of investing in shares of the Acquiring Fund after giving effect to the Reorganization. The expenses used in the Examples for the Target Sector Fund are based on operating expenses of the Target Sector Fund for the fiscal year ended July 31, 2025. The expenses used in the Example for the Acquiring Fund are pro forma operating expenses of the Acquiring Fund for the fiscal year ending February 28, 2025, assuming the Reorganization had occurred prior to the start of the period. The Examples assume that you invest $10,000 in a Fund and then redeem or hold all of your shares at the end of each period. The Examples also assume that your investment has a 5% annual return and that operating expenses remain the same. The Examples takes into account the Expense Cap for the Target Sector Fund which are only reflected through November 30, 2025 and December 31, 2027, for the Acquiring Fund. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Astor Sector Allocation Fund and Astor Sector Allocation Fund / Beacon Dynamic Allocation Fund

	One Year	Three Years	Five Years	Ten Years
Target Sector Fund
Class A Shares	$623	$1,190	$1,781	$3,378
Class C Shares	$230	$971	$1,734	$3,738
Class I Shares	$130	$675	$1,46	$2,802
Acquiring Fund (Pro Forma)
Class A Shares	$641	$1,046	$1,476	$2,670
Class C Shares	$249	$826	$1,429	$3,059
Class I Shares	$149	$523	$922	$3,059

Fund Performance

The Acquiring Fund has no performance history, since it will not commence operations until after the closing of the Reorganization. At that time, the Acquiring Fund will adopt the financial statements and the performance history of the Target Dynamic Fund.

The bar charts and the performance tables illustrate the risks and volatility of an investment in Class I shares of the Target Dynamic Fund for the past ten calendar years and show how the Target Dynamic Fund’s average annual total returns for one year, five years, ten years and since inception, before and after taxes, compared with those of a broad-based market index, the S&P 500 Total Return Index, and a supplemental index. Total returns would have been lower had certain fees and expenses not been waived or reimbursed. The following performance information illustrates the risks of investing in the Target Dynamic Fund by showing changes in the Target Dynamic Fund’s performance from year to year and by showing how the Target Dynamic Fund’s performance compares to that of a broad-based securities market index and a supplemental index. Returns and performance below are for Class I shares of the Target Dynamic Fund. Because the Class I shares of the Target Dynamic Fund have lower expenses than the Class A and Class C shares of the Target Dynamic Fund, its performance typically would have been higher than that of Class A and Class C shares. As always, past performance of the Target Dynamic Fund (before and after taxes) is not an indication of how it or the Acquiring Fund will perform in the future. To obtain updated performance information for the Target Dynamic Fund, please visit www.astorimfunds.com or call 1-877-738-0333.

Target Dynamic Fund

Class I Annual Total Return (Years ended December 31)

During the period of time shown in the bar chart, the Target Dynamic Fund’s highest quarterly return was 11.15% for the quarter ended March 31, 2019. The worst performance was -13.21% for the quarter ended December 31, 2018.

The table below shows the average annual total return of the Target Dynamic Fund as of December 31, 2024, compared with the performance of a broad-based market index.

Average Annual Total Returns for the periods ended December 31, 2024

	One Year	Five Years	Ten Years
Class I Return before taxes*	10.67%	4.69%	5.34%
Return after taxes on distributions	6.56%	2.55%	3.88%
Return after taxes on distributions and sale of Fund shares	6.95%	2.88%	3.78%
Class A Return before taxes**	5.18%	3.43%	4.58%
Class C Return before taxes***	9.57%	3.64%	4.30%
S&P 500® Total Return Index(1)	25.02%	14.53%	13.10%
S&P 500/40% Bloomberg U.S. Aggregate Bond Index(2)	15.04%	8.67%	8.52%

*	Class I shares commenced operations on October 19, 2009.
**	Class A shares commenced operations on November 30, 2011.
***	Class C shares commenced operations on March 12, 2010.

(1)	The S&P 500® Total Return Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. Investors cannot directly invest in an index.
(2)	S&P 500/40% Bloomberg U.S. Aggregate Bond Index is a custom benchmark consisting of the summed returns of 60% of the S&P 500 Total Return Index and 40% of the Bloomberg U.S. Aggregate Bond Index on a monthly basis. Index returns are calculated with dividends reinvested. This custom benchmark is often used for comparison purposes as it represents a “balanced” portfolio of equities and fixed income.

Comparison of Portfolio Turnover

The Target Sector Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Examples, affect the Fund’s performance. Because the Acquiring Fund is newly organized, no portfolio turnover data is available. For the fiscal year ended July 31, 2025, the portfolio turnover rate for the Target Dynamic Fund was 142% of the average value of the Fund’s portfolio. For the fiscal year ended July 31, 2025, the portfolio turnover rate for the Target Sector Fund was 91% of the average value of the Fund’s portfolio.

Comparison of Principal Investment Objectives, Strategies, and Policies

The Target Sector Fund and Acquiring Fund have similar investment objectives and investment strategies, which are presented below, although there are important distinctions. While the investment objective of the Target Sector Fund is to seek long-term capital appreciation, the Acquiring Fund seeks total return through a combination of capital appreciation and income. The investment objective of each Fund is not a fundamental policy and thus may be changed without notice or shareholder approval, although there is no present intention to do so.

Additionally, while both Funds predominantly invest in ETFs that invest in domestic equity securities, fixed income securities and cash equivalents, the Acquiring Fund may also invest in ETFs that predominately invest in alternative/specialty securities which include commodities, foreign currencies and real estate investment trusts (“REITs”), as well as inverse ETFs (ETFs designed to produce returns that are opposite to those of the index to which they are linked). The Acquiring Fund may also invest in foreign securities.

With respect to investment strategies, the investment model used by the Target Sector Fund looks at the GICS universe of sectors to measure quantitative data, focuses on identifying the relative strength of various market sectors and overweighting the sectors with the strongest economic and market signals while holding underweight allocations for the weaker sectors. The investment model used by the Acquiring Fund, on the other hand, takes economic data points focused on employment, output, market conditions and price momentum to allocate assets and rebalance the Fund’s investment portfolio at an appropriate level for the economic and market risk environment.

The Acquiring Fund has been created as a new series of NLFT II solely for the purpose of acquiring the Target Sector Fund’s assets and continuing its business and will not conduct any investment operations until after the closing of the Reorganization. If the Reorganization is approved, all of the Target Sector Fund’s assets will be transferred to and held by the Acquiring Fund immediately following the Reorganization.

	Target Sector Fund	Acquiring Fund
Investment Objective	The Fund seeks long-term capital appreciation.	The Fund seeks total return through a combination of capital appreciation and income.

	Target Sector Fund	Acquiring Fund
Principal Investment Strategies

Principal Investment Strategies.

The Fund invests predominantly in exchange-traded funds (“ETFs”) that each invest primarily in (1) equity securities, (2) fixed-income securities, or (3) cash equivalents. The Fund defines equity securities to include ETFs that invest primarily in equity securities, such as common and preferred stocks. The Fund defines fixed-income securities to include ETFs that invest primarily in fixed-income securities, such as bonds, notes and debentures. Pursuant to the Fund’s principal investment strategies, the Fund invests its assets in equity and fixed income ETFs that each invest primarily in domestic issuers of varying market capitalizations. While the Fund expects to primarily hold equity securities, it may reduce its equity security exposure and may, from time to time, not have any investment exposure to equity securities, depending on market conditions. With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor’s Rating Group or similarly rated by another nationally recognized statistical rating organization (“NRSRO”). The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

The Fund is named to reflect its investment strategy – “sector allocation.” The Fund’s adviser seeks capital appreciation through a tactical asset allocation strategy based on its proprietary macroeconomic model and investment philosophy that it believes have the potential to generate positive returns and manage risk in the given economic environment.

Principal Investment Strategies.

The Fund invests predominantly in exchange-traded funds (“ETFs”) that each invest primarily in domestic or foreign (1) equity securities, (2) fixed-income securities, (3) alternative/specialty securities or (4) cash equivalents. The Fund defines equity securities to include ETFs that invest primarily in equity securities, such as common and preferred stocks. The Fund defines fixed-income securities to include ETFs that invest primarily in fixed-income securities, such as bonds, notes and debentures. The Fund defines alternative and specialty securities to include ETFs that invest in commodities, foreign currencies and real estate investment trusts (“REITs”), as well as inverse ETFs (ETFs designed to produce returns that are opposite to those of the index to which they are linked). Pursuant to the Fund’s principal investment strategies, the Fund invests its assets across multiple asset classes by investing in ETFs that each invest primarily in securities of domestic issuers of varying market capitalizations. While the percentage invested in each asset class will change over time, the Fund invests primarily in equity securities and fixed income securities (as defined above). With respect to fixed income securities, the Fund invests primarily in those rated BBB- or higher by Standard and Poor’s Rating Group or similarly rated by another nationally recognized statistical rating organization (“NRSRO”). The Fund may invest in fixed income securities of any credit quality (including high yield or “junk” bonds) and any maturity. Under normal market conditions, the Fund invests at least 80% of its assets (defined as net assets plus any borrowing for investment purposes) measured at the time of purchase in ETFs.

Target Sector Fund	Acquiring Fund

The adviser’s investment model, which looks at the GICS universe of sectors to measure quantitative data, focuses on identifying the relative strength of various market sectors by analyzing data inputs including: (1) employment, (2) economic output (through gross domestic product or GDP), as well as (3) overall market conditions (such as price momentum). Based upon the inputs, the adviser seeks to overweight the sectors with the strongest economic and market signals while holding underweight allocations for the weaker sectors. The adviser tactically allocates assets among various sectors and market segments to rebalance the Fund’s investment portfolio according to the economic environment with the goal of achieving capital appreciation and lower drawdowns throughout full economic cycles.

The adviser anticipates rebalancing the Fund’s portfolio based upon the adviser’s determination of changes in the economic cycle as well as other proprietary indicators. By balancing the Fund’s portfolio based on economic cycles, the adviser seeks to invest in those sectors and market categories with the highest potential for positive returns during periods of relative economic strength while de-allocating from equities and utilizing defensive positioning such as allocations to cash and fixed-income ETFs when economic and market environments weaken. In managing the Fund’s portfolio, the adviser may engage in frequent portfolio transactions, resulting in a high portfolio turnover rate.

Beacon Capital Management, Inc., the Fund’s investment adviser (“Beacon Capital” or the “Adviser”), uses a tactical asset allocation strategy based on a proprietary macroeconomic model and investment philosophy to select assets that it believes have the potential to generate the most appropriate risk-adjusted returns in the given economic environment. In managing the Fund’s portfolio, the Adviser may engage in frequent trading of securities, resulting in a high portfolio turnover rate.

The model is based upon the Beacon Economic Index® (formerly Astor) which takes economic data points focused on: (1) employment and (2) output to determine what the Adviser believes is the current level of the economy. Additional indicators such as market conditions and price momentum are also used. The Adviser uses these outputs to allocate assets and rebalance the Fund’s investment portfolio at an appropriate level for the economic and market risk environment with the goal of achieving positive returns throughout economic cycles. The Adviser seeks to use macroeconomic analysis as a risk control in order to mitigate the impact of large negative returns (commonly referred to as drawdowns) typically experienced during periods of weak economic activity.

The Adviser anticipates rebalancing the Fund’s portfolio based upon the Adviser’s determination of changes in the economic cycle as well as other proprietary indicators. By using economic cycle-driven rebalancing, the Adviser seeks to provide positive returns during economic expansions by increasing the portfolio allocation to long equity ETFs linked to broad market indices, such as the S&P 500 Index. During economic contractions, the Adviser will utilize defensive positioning, by increasing portfolio allocations to cash, fixed-income ETFs and alternative/specialty ETFs including those providing inverse market exposure. Inverse ETFs are designed to hedge portfolio investments by producing results opposite to market trends. Inverse ETFs seek daily investment results, before fees and expenses, which correspond to the inverse (opposite) of the daily performance of a specific benchmark, such as the S&P 500 Index. Alternative or specialty ETFs are selected to provide positive returns and diversification. These may include ETFs linked to commodities, such as oil or gold, as well as ETFs focused on specific industries such as real estate, or focused on economic segments such as foreign currencies.

The Trading Sub-Adviser is responsible for executing portfolio transactions and implementing the Adviser’s decisions for the Fund.

Principal Investment Risks. The principal risks of investing in the Acquiring Fund are discussed below. The principal risks of the Acquiring Fund and the Target Sector Fund are the same, except the Acquiring Fund considers Cyber Security Risk to be an “Other Risk” rather than a Principal Investment Risk, because the principal investment strategies of the Funds are substantially similar, although the description of those risks may vary between the Funds. The principal risks for the Acquiring Fund are described below. For the principal risks associated with an investment in the Target Sector Fund, please consult Appendix E.

The value of your investment in the Acquiring Fund and the Target Sector Fund will fluctuate, which means you could lose money.

Principal Risks	Target Sector Fund	Acquiring Fund
Alternative and Specialty Assets Risk	No equivalent risk

The Acquiring Fund may purchase ETFs that invest in “alternative asset” or “specialty” market segments. The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, real estate, or currencies. Inverse ETFs limit the Acquiring Fund’s participation in certain market gains.

Commodity Risk	No equivalent risk.	Investing in the commodities markets may subject the Acquiring Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.
Credit Risk	The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.	Debt issuers may not make interest or principal payments, resulting in losses to the Acquiring Fund. In addition, the credit quality of securities held by an ETF may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- or lower by Standard & Poor’s Ratings Group or another NRSRO.
Currency Risk (Domestic and Foreign):	No equivalent risk.	The risk that material changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign and domestic currencies. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Acquiring Fund is long or short. Credit risk results because a currency-trade issuer may default. Country risk arises because a government may interfere with transactions in its currency.

Principal Risks	Target Sector Fund	Acquiring Fund
Emerging Market Risk	No equivalent risk.	Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.
Equity Risk	The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.	The net asset value of the Acquiring Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.
ETF Risk	ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. If the Fund invests a significant portion of its assets in ETFs offered by one ETF sponsor, the Fund could be exposed to additional risks and losses if the sponsor’s ETFs fall out of favor in the marketplace and trading volumes cause the ETF’s market prices to decline.	ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Acquiring Fund. As a result, your cost of investing in the Acquiring Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual Acquiring Funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Acquiring Fund. If the Acquiring Fund invests a significant portion of its assets in ETFs offered by one ETF sponsor, the Acquiring Fund could be exposed to additional risks and losses if the sponsor’s ETFs fall out of favor in the marketplace and trading volumes cause the ETF’s market prices to decline.
Fixed-Income Risk	When the Fund invests in fixed-income ETFs the value of your investment in the Fund will fluctuate with changes in interest rates. Rising interest rates will cause a bond’s value to decline. Defaults by fixed income issuers will also harm performance. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk. These risks could affect the value of a particular investment by the Funds possibly causing the Funds’ share price and total return to be reduced and fluctuate more than other types of investments.	When the Acquiring Fund invests in fixed-income ETFs, the value of your investment in the Acquiring Fund will fluctuate with changes in interest rates. Rising interest rates will cause a bond’s value to decline. Defaults by fixed income issuers will also harm performance. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk. These risks could affect the value of a particular investment by the Acquiring Fund possibly causing the Acquiring Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Principal Risks	Target Sector Fund	Acquiring Fund
Foreign Investment Risk	No equivalent risk.	Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.
Futures Risk	The Fund’s use of futures contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk; (ii) correlation or tracking risk and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, the Fund may experience losses that exceed losses experienced by funds that do not use futures contracts.	No equivalent risk.
High Yield or Junk Bond Risk	Lower-quality bonds and other debt securities, known as “high yield” or “junk” bonds, are considered speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Lower-quality bonds and other debt securities, known as “high yield” or “junk” bonds, are considered speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Acquiring Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Acquiring Fund’s share price.

Inverse ETF Risk	No equivalent risk.	Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs may employ leverage, which magnifies tend to limit the changes in the Acquiring Fund’s participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying stock index upon which they are based assets and benchmarks, and volatile markets can amplify this effect. Any strategy that includes inverse securities could cause the Acquiring Fund to suffer significant losses.
Large Capitalization Company Risk	Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. During different market cycles, the performance of large capitalization companies has trailed the overall performance of the broader securities markets.	No equivalent risk.

Principal Risks	Target Sector Fund	Acquiring Fund
Management Risk:	The adviser’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests may prove to be incorrect and may not produce the desired results.	Beacon Capital’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Acquiring Fund invests (long or short via inverse ETFs) may prove to be incorrect and may not produce the desired results.
Market and Geopolitical Risk	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions, you could lose your entire investment.	The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

Principal Risks	Target Sector Fund	Acquiring Fund
Portfolio Turnover Risk	A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as a Fund shareholder. The Fund’s portfolio turnover rate is expected to be above 100% annually.	A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder. The Fund’s portfolio turnover rate is expected to be above 100% annually.
Real Estate Investment Trust (REIT) Risk	No equivalent risk.	Investing in REITs, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Acquiring Fund, a shareholder will bear expenses of the REITs in addition to Acquiring Fund expenses.
Sector Risk	The Fund may focus its investments in securities of a particular sector. Economic, legislative or regulatory developments may occur that significantly affect the sector. This may cause the Fund’s net asset value to fluctuate more than that of a fund that does not focus in a particular sector.	No equivalent risk.
Small and Medium Capitalization Company Risk	Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.	Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.
Sovereign Debt Risk	No equivalent risk.	These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Comparison of Investment Restrictions. The investment restrictions adopted by the Target Sector Fund and the Acquiring Fund as fundamental investment restrictions (i.e., cannot be changed by either Funds’ Board of Trustees without affirmative shareholder approval) are materially identical. A fundamental restriction cannot be changed without the affirmative vote of the lesser of: (1) 67% or more of the voting securities of the Fund present at the meeting if the holders of more than 50% of the Fund’s outstanding voting securities are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund. The investment restrictions adopted by the Target Sector Fund and the Acquiring Fund as non-fundamental investment restrictions are materially identical. A non-fundamental restriction may be changed by a Fund’s Board of Trustees without shareholder approval.

A comparison of the Target Sector Fund’s and the Acquiring Fund’s fundamental and non-fundamental investment restrictions is set forth below. The Target Sector Fund’s fundamental and non-fundamental investment restrictions are also summarized under the section entitled “Investment Restrictions” in the Target Funds’ SAI, which is incorporated by reference into this Proxy Statement/Prospectus. The Acquiring Fund’s fundamental and non-fundamental investment restrictions, as well as the Acquiring Fund’s interpretations of those restrictions, are also described in the Proxy Statement SAI.

Fundamental Investment Restrictions
Target Sector Fund		Acquiring Fund
1.	Borrowing Money. [The Target Sector Fund] will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.	Same.
2.	Senior Securities. [The Target Sector Fund] will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Target Sector Fund, provided that the [Target Sector Fund’s] engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.	Same.
3.	Underwriting. [The Target Sector Fund] will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the [Target Sector Fund] may be deemed an underwriter under certain federal securities laws.	Same.
4.	Real Estate. [The Target Sector Fund] will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the [Target Sector Fund] from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).	Same.

Fundamental Investment Restrictions
Target Sector Fund		Acquiring Fund
5.	Commodities. [The Target Sector Fund] will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the [Target Sector Fund] from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.	Same.
6.	Loans. [The Target Sector Fund] will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.	Same.
7.	Concentration. [The Target Sector Fund] will not invest 25% or more of its total assets in a particular industry or group of industries. [The Target Sector Fund] will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.	Same.
Non-Fundamental Investment Restrictions
1.	Pledging. [The Target Sector Fund] will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the [Target Sector Fund] except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.	Same.
2.	Borrowing. [The Target Sector Fund] will not purchase any security while borrowings representing more than one third of its total assets are outstanding.	Same.
3.	Margin Purchases. [The Target Sector Fund] will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the [Target Sector Fund] for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.	Same.

Non-Fundamental Investment Restrictions
Target Sector Fund		Acquiring Fund
4.	Illiquid Investments. [The Target Sector Fund] will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.	Same.
5.	Investment Policy. [The Target Sector Fund] has adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETF instruments, as defined in the then current Prospectus. Shareholders of the [Target Sector Fund] will be provided with at least 60 days prior notice of any change in a Fund’s policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.	Same.

Target Sector Fund and Acquiring Fund

With respect to the percentages adopted by the Acquiring Fund as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Management Comparisons

Boards of Trustees

Overall responsibility for oversight of NLFT rests with its Board (the “NLFT Board”). The NLFT Board is responsible for overseeing Beacon Capital and other service providers in the operations of NLFT in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and NLFT’s governing documents. The NLFT Board currently has six trustees. A list of the trustees and officers of NLFT, and their present positions and principal occupations, is provided under “Trustees and Officers” in the Target Funds’ SAI.

Overall responsibility for oversight of NLFT II rests with its Board of Trustees (the “NLFT II Board”). The NLFT II Board is responsible for overseeing Beacon Capital and other service providers in the operations of NLFT II in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and NLFT II’s governing documents. NLFT II currently has five trustees, all of whom are not “interested persons” as that term is defined under the 1940 Act, of NLFT II. A list of the trustees and officers of NLFT II, and their present positions and principal occupations, is provided under the section entitled “Management of the Trust” in the Proxy Statement SAI.

Investment Adviser of the Funds

The following table describes the management of the Funds.

	Target Sector Fund	Acquiring Fund
Investment Adviser	Beacon Capital Management, Inc. (“Beacon Capital”) (Prior to August 1, 2025, to Astor Investment Management LLC (“Astor” or the “Former Adviser”) was the investment adviser to the Fund)	Beacon Capital Management, Inc. (“Beacon Capital”)
Trading Sub-Adviser	None	Exchange Traded Concepts, LLC (“ETC” or the “Trading Sub-Adviser”)
Management Fee (as a percentage of average daily net assets)	0.95%	0.95%
Portfolio Managers	Bryan Novak Jan Eckstein	Bryan Novak Jan Eckstein

Both Funds are advised by Beacon Capital, however, the Acquiring Fund also has a trading sub-adviser, ETC. The Trading Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing, subject to the supervision of the Adviser. The Adviser remains responsible for investment decisions.

The portfolio managers are primarily responsible for the day-to-day management of the Fund. The Target Funds’ SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of shares of the Funds.

Bryan Novak. Bryan Novak joined Beacon Capital in 2025 following the acquisition of Astor Investment Management (“Astor”), the Fund’s prior investment adviser. Previously, Mr. Novak had been with Astor since 2002 and served as its Chief Executive Officer where he oversaw Astor’s business operations. Mr. Novak earned his Bachelor of Science in Financial Management from the Ohio State University.

Jan Eckstein. Jan Eckstein joined Beacon Capital in 2025 following the acquisition of Astor. Ms. Eckstein had been with Astor since 2011 and served as Chief Investment Officer. She holds a Bachelor of Science from Brown University and a Masters in Public Administration (International Economic Policy) from Columbia University

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act provides a non-exclusive “safe harbor” under which an investment adviser to a registered investment company or an affiliated person of such an investment adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, such adviser which results in an assignment of an investment advisory contract with such company if (i) for a period of three years following such assignment, at least seventy-five percent (75%) of the board of directors of such company are not interested persons of the investment adviser of such company or the predecessor adviser of such company and (ii) no “unfair burden” is imposed on such company as a result of such assignment or any express or implied terms, conditions or understandings applicable thereto. The NLFT II Board will satisfy the first condition at the time of the Reorganization. Beacon Capital has agreed not to take any action that would have the effect, directly or indirectly, of causing the requirements of any of the provisions of Section 15(f) of the 1940 Act not to be met in connection with the Reorganization.

Operating Expense Limitation Agreements

The total fees and expenses you pay as a shareholder of the Target Sector Fund are expected to be the same after you become a shareholder of the Acquiring Fund. For each of the Target Sector Fund and Acquiring Fund, the management fee is 0.95% of the Fund’s average daily net assets. The total annual fund operating expenses (after fee waivers and expense reimbursement) for Class A, Class C and Class I shares (with respect to the Target Sector Fund) and Class A, Class C and Class I shares (with respect to the Acquiring Fund) are 1.40%, 2.15% and 2.15%, respectively, per annum of each Fund’s average net assets of such shares. Neither the Target Sector Fund nor the Acquiring Fund imposes any shareholder fees, including redemption fees. The Target Sector Fund and Acquiring Fund have adopted Distribution and Shareholder Service (12b-1) Plans under Rule 12b-1 pursuant to which Class A and Class C shares pay an annual fee of 0.25% and 1.00%, respectively, for distribution and shareholder servicing expenses. Class I shares do not pay distribution fees.

Beacon Capital has contractually agreed to reduce its management fee and/or pay expenses of the Target Sector Fund (excluding (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Target Fund officers and Trustees, contractual indemnification of Target Fund service providers (other than Beacon Capital)) at least until November 30, 2025 such that net annual fund operating expenses of the Target Sector Fund do not exceed 1.40%, 2.15% and 1.15% for Class A, Class C and Class I shares. This expense limitation agreement can be terminated only by, or with the consent of, the NLFT Board of Trustees. Beacon Capital is permitted to receive reimbursement from the Target Sector Fund for fees it waived and Target Sector Fund expenses it paid, subject to the limitation that: (1) the reimbursement for fees and expenses will be made only if payable within three years from the date the fees and expenses were initially waived or reimbursed; and (2) the reimbursement may not be made if it would cause the expense limitation in effect at the time of the waiver or currently in effect, whichever is lower, to be exceeded. Beacon Capital is not entitled to recoup Target Sector Fund expenses previously waived by Astor, the Target Sector Fund’s prior investment adviser.

Beacon Capital is not entitled to recoup Target Sector Fund expenses previously waived by Astor nor will Beacon Capital be entitled to recoup Target Sector Fund expenses it waives while managing the Target Sector Fund. Accordingly, to the extent that Astor waived its advisory fees or paid expenses of the Target Sector Fund prior to August 1, 2025, when Beacon Capital became the adviser to the Target Sector Fund, and to the extent that Beacon Capital waives its advisory fees or pays expenses of the Target Sector Fund from August 1, 2025 through the closing date of the Reorganization, those amounts are not eligible to be recouped following the Reorganization.

The terms of the Target Sector Fund Expense Limitation Agreement and Acquiring Fund Expense Limitation Agreement are substantially identical.

Other Service Providers

The following table identifies the principal service providers that service the Target Sector Fund and that are expected to service the Acquiring Fund:

	Target Sector Fund	Acquiring Fund
Administrator	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Fund Accountant	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Transfer Agent	Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
Custodian	U.S. Bank National Association	U.S. Bank National Association
Distributor and Principal Underwriter	Northern Lights Distributors, LLC	Northern Lights Distributors, LLC
Auditor	Cohen & Company, Ltd.	Tait, Weller & Baker LLP
Legal Counsel	Thompson Hine LLP	Alston & Bird LLP

Purchase and Redemption of Shares

With respect to the Acquiring Fund, all purchase requests received in good order by the Acquiring Fund’s transfer agent (the “Transfer Agent”) or by an Authorized Intermediary before the close of the NYSE (generally 4:00 p.m., Eastern time) will be processed at that day’s NAV per share. Purchase requests received by the Transfer Agent or an Authorized Intermediary after the close of the NYSE (generally 4:00 p.m., Eastern time) will receive the next business day’s NAV per share. An “Authorized Intermediary” is a financial intermediary that has made arrangements with the Acquiring Fund to receive purchase and redemption orders on its behalf. For additional information about purchasing Acquiring Fund’s shares through financial intermediaries, see “Purchasing Shares Through a Financial Intermediary” in Appendix D. For information about how the Target Sector Fund’s shares may be purchased and redeemed, as applicable, see How to Purchase Shares” and “How to Redeem Shares” in the Target Funds’ Prospectus, incorporated by reference herein.

Each account application (an “Account Application”) to purchase Acquiring Fund’s shares is subject to acceptance by the Acquiring Fund and is not binding until so accepted. The Acquiring Fund reserves the right to reject any purchase order if, in its discretion, it is in the Acquiring Fund’s best interest to do so. For example, a purchase order may be refused if it appears to be so large that it would disrupt the management of the Acquiring Fund. Purchases may also be rejected from persons believed to be “market timers.” See Appendix D below. A service fee, currently $25, as well as any loss sustained by the Acquiring Fund, will be deducted from a shareholder’s account for any payment that is returned to the Transfer Agent unpaid. The Acquiring Fund and the Transfer Agent are not responsible for any losses, liability, cost or expense resulting from rejecting any purchase order. Your order will not be accepted until a completed Account Application is received by the Acquiring Fund or the Transfer Agent.

The minimum investment amounts for the Fund are as follows:

	Minimum Investment Amounts
	Target Sector Fund			Acquiring Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Regular Account
Initial Investment	$5,000	$5,000	$5,000	$5,000	$5,000	$5,000
Additional Investments	$100	$100	$100	$100	$100	$100
Tax-Qualified Accounts (IRAs/401(k)s)
Initial Investment	$1,000	$1,000	$5,000	$1,000	$1,000	$5,000
Additional Investments	$100	$100	$100	$100	$100	$100
Automatic Investment Plan
Minimum Monthly Investment	$100	$100	$100	$5,000	$5,000	$5,000

For a discussion of how the Target Sector Fund’s shares may be purchased and redeemed, as applicable, see “Purchase, Redemption and Pricing of Shares” in the Target Funds’ Prospectus incorporated by reference herein. For more information regarding how the Acquiring Fund’s shares may be purchased and redeemed, as applicable, see “How to Purchase Shares” and “How to Redeem Shares” in Appendix D attached to this Proxy Statement/Prospectus.

Distributions and Tax Information

The Target Sector Fund, and likewise the Acquiring Fund, intend to distribute substantially all of their net investment income and net capital gains annually in December. Both types of distributions will be reinvested in shares of the Acquiring Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Acquiring Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Acquiring Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Changes in income tax laws, potentially with retroactive effect, could impact the Acquiring Fund’s investments or the tax consequences to you of investing in the Acquiring Fund. Some of the changes could affect the timing, amount, and tax treatment of the Acquiring Fund’s distributions made to shareholders. Please consult your tax advisor before investing. The Acquiring Fund intends to qualify and elect to be treated as a RIC under Subchapter M of the Code, provided that it complies with all applicable requirements regarding the source of its income, diversification of its assets, and the timing and amount of its distributions. However, there can be no assurance that the Acquiring Fund will satisfy all requirements to be taxed as RIC.

Distributions of the Acquiring Fund’s investment company taxable income (which includes, but is not limited to, interest, dividends, net short-term capital gain and net gain from foreign currency transactions), if any, are generally taxable to the Acquiring Fund’s shareholders as ordinary income. For a non-corporate shareholder, to the extent that the Acquiring Fund’s distributions of investment company taxable income are attributable to and reported as “qualified dividend” income, such income may be subject to tax at the reduced federal income tax rates applicable to long-term capital gain, if certain holding period requirements have been satisfied by the shareholder. For a corporate shareholder, a portion of the Acquiring Fund’s distributions of investment company taxable income may qualify for the intercorporate dividends-received deduction to the extent an Acquiring Fund receives dividends directly or indirectly from U.S. corporations, reports the amount distributed as eligible for the deduction and the corporate shareholder meets certain holding period requirements with respect to its shares. To the extent that an Acquiring Fund’s distributions of investment company taxable income are attributable to net short-term capital gain, such distributions will be treated as ordinary income and generally cannot be offset by a shareholder’s capital losses from other investments.

For a discussion of the Target Sector Fund’s policies with respect to dividends and distributions and federal income tax considerations, see “Tax Status, Dividends and Distributions,” respectively, in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to dividends and distributions and federal income tax considerations, see “Distributions and Taxes” in Appendix D attached to this Proxy Statement/Prospectus.

NLFT BOARD CONSIDERATIONS

At a Special Meeting of the Board held on August 28, 2025, the NLFT Board considered the proposed Reorganization. Astor’s reasons for proposing the Reorganization, and the NLFT Board’s consideration of the Reorganization, are described below.

The NLFT Board of Trustees (the “NLFT Board”) reviewed information related to the proposed reorganization of the Target Funds out of NLFT and into a new series of NLFT II, the Acquiring Fund, and noted that the Target Sector Fund would merge into the Target Dynamic Fund in connection with proposed Reorganization. The Board then reviewed the alternatives to the proposed Reorganization that Astor had considered before entering into the Transaction and proposing the Reorganization, concluding that such alternatives were impractical. The NLFT Board further concluded that the proposed Reorganization afforded potential benefits to shareholders, including an opportunity for streamlined advisory processes and overall lower fees when assets drop below the expense cap.

The NLFT Board then reviewed information about the Acquiring Fund provided by Astor and Beacon Capital. The NLFT Board observed that the Acquiring Fund employed Northern Lights Distributors, LLC as distributor, Ultimus Fund Solutions, LLC, as transfer agent, fund accountant, and administrator, U.S. Bank National Association as custodian, Tait, Weller, & Baker LLP as auditor, and Alston & Bird LLP as legal counsel. The NLFT Board agreed that these service providers were well established and capable of providing quality service to the Acquiring Fund similar to the quality currently provided by the service providers to the Target Funds. The NLFT Board acknowledged that Beacon currently managed two funds in NLFT II and noted that key Astor personnel would be joining Beacon Capital’s Investment Committee to oversee the implementation and direction of Beacon Capital’s strategies, including the Acquiring Fund. The NLFT Board noted the principal investment strategies, policies and risks of the Target Dynamic Fund were the same as the Acquiring Fund, and further discussed how such strategies, polices, and risks differed from the Target Sector Fund. The NLFT Board agreed that NLFT II was an established series trust with an experienced board of trustees, and that the officers of NFLT II possessed strong backgrounds in the asset management industry.

The NLFT Board then examined the fees and expenses of the Acquiring Fund in comparison to the fees and expenses of the Target Funds, noting that the management fee and expense limitation currently in place for the Target Funds would be the same for the Acquiring Fund. The NLFT Board further noted that due to the merging Target Funds, the Acquiring Fund would incur additional acquired funds fees and expenses not currently assessed by the Target Sector Fund, including interest expenses. The NLFT Board acknowledged that the fees paid to service providers of the Target Funds would be similar to the fees paid to service providers of the Acquiring Fund.

The NLFT Board considered the terms of the Reorganization, including that the Reorganization was expected to be a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and that the Target Funds and their shareholders were generally not expected to recognize gain or loss for U.S. federal income tax purposes in the Reorganization. The NLFT Board observed Beacon Capital’s representation that NLFT would receive a legal opinion stating that the Reorganization would be a tax-free transaction to the Target Funds and their shareholders.

The NLFT Board agreed that if shareholders of the Target Funds did not approve the Reorganization, the Target Funds would not be reorganized into the Acquiring Fund, and the NLFT Board would take such further action as it deemed to be in the best interests of the Target Funds. Counsel answered the NLFT Board’s questions. After further discussion, the NLFT Board concluded that the terms of the Reorganization were fair and reasonable and that the interests of existing shareholders of the Target Funds would not be diluted as a result of the proposed Reorganization.

KEY INFORMATION ABOUT THE PROPOSED REORGANIZATION

The primary purpose of the Reorganization is to move the investment portfolio and shareholders presently associated with the Target Sector Fund to the Acquiring Fund. If shareholders of the Target Sector Fund approve the Reorganization subject to certain conditions, including approval of the Target Dynamic Fund Reorganization by Target Dynamic Fund shareholders, each owner of Class A, Class C and Class I shares of the Target Sector Fund will become a shareholder of Class A, Class C and Class I shares, respectively, of the Acquiring Fund. Each shareholder of the Target Sector Fund will hold, immediately after the close of the Reorganization (the “Closing”), shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares of the Target Sector Fund held by that shareholder on the Closing Date. Subsequently, the Target Sector Fund will be liquidated and terminated.

Effective August 1, 2025, Astor was acquired by Beacon as part of an asset purchase agreement between the two firms (the “Transaction”). With the Transaction, the Target Sector Fund is able to benefit from the personnel, experience, and resources of Beacon Capital and its affiliates. After careful consideration, the NLFT Board unanimously recommends that shareholders vote “FOR” Proposal 2.

Shareholders of the Target Sector Fund are being asked to approve the Plan, which sets forth the terms and conditions under which the Reorganization will be implemented. Material provisions of the Plan are summarized below.

The Plan

The Plan provides for the transfer of all of the assets and liabilities of the Target Sector Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund of equal value to the net assets of the Target Sector Fund being acquired, and the Acquiring Fund’s assumption of the Target Sector Fund’s liabilities, if any, as of the closing date of the Reorganization. The NAV of the Acquiring Fund shares issued in the exchange will equal the NAV of the Target Sector Fund at the Closing Time (as defined in the Plan). As soon as is reasonably practicable after the Closing (as defined in the Plan), the Target Sector Fund will distribute the Acquiring Fund shares to the Target Sector Fund’s shareholders of record in accordance with their respective interests in the Target Sector Fund determined as of the Closing Time by NLFT’s transfer agent establishing accounts on the Acquiring Fund’s share records in the names of those shareholders and transferring those shares of the Acquiring Fund to those accounts in redemption of the Target Sector Fund shares and in complete dissolution of the Target Sector Fund. The outstanding shares of the Target Sector Fund held by the shareholders will then be canceled. As a result of the Reorganization, each shareholder of the Target Sector Fund will receive the number of shares of the Acquiring Fund equal in value to such shareholder’s holdings in the Target Sector Fund immediately before the Reorganization. Shares will be held in book entry form only.

The value of the Target Sector Fund’s assets to be acquired and the liabilities to be assumed, if any, by the Acquiring Fund and the NAV per share of the Target Sector Fund will be determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (as defined in the Plan) of the Reorganization. The NAV per share amount will be determined in accordance with the valuation methodologies approved by the NLFT Board and the valuation procedures established by the Target Sector Fund’s valuation designee. Beacon Capital will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement/Prospectus, and the cost of copying, printing, and mailing proxy materials.

The Reorganization is subject to a number of conditions, including the approval of the Plan by the shareholders of the Target Sector Fund and the receipt of a legal opinion from Alston & Bird LLP, counsel to NLFT II, with respect to certain tax matters (see “Federal Income Tax Consequences of the Reorganization,” below). Assuming satisfaction of the conditions in the Plan, the Closing Date of the Reorganization is expected to be on or about the close of business on December 12, 2025, or another date agreed to by NLFT and NLFT II. The Plan may be amended or terminated and the Reorganization abandoned at any time by mutual consent of NLFT, on behalf of the Target Sector Fund, and NLFT II, on behalf of the Acquiring Fund.

Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material federal income tax consequences of the Reorganization and is based upon the current provisions of the U.S. Internal Revenue Code of 1986 (the “Code”), the existing U.S. Treasury Regulations thereunder, current administrative rulings of the Internal Revenue Service (“IRS”) and published judicial decisions, all of which are subject to change. This discussion is limited to U.S. persons who hold shares of beneficial interest of the Target Sector Fund as capital assets for federal income tax purposes. Shareholders who are not U.S. persons are strongly urged to consult their own tax advisors with respect to the particular tax consequences of the Reorganization and of an investment in the shares of the Acquiring Fund. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. Because the discussion only relates to the federal income tax consequences of the proposed Reorganization, shareholders should also consult their tax advisors as to state, local and foreign tax consequences, if any, of the proposed Reorganization.

The Reorganization is intended to qualify as a tax-free reorganization within the meaning of Section 368(a) of the Code. Accordingly, it is expected that no gain or loss will be recognized by the Target Sector Fund or the Target Sector Fund’s shareholders as a direct result of the Reorganization. Specifically, it is expected that the Target Sector Fund will recognize no gain or loss upon the acquisition by the Acquiring Fund of the assets and the assumption of the liabilities, if any, of the Target Sector Fund. In addition, when shares held by the Target Sector Fund shareholders are exchanged for shares of the Acquiring Fund pursuant to the Reorganization, it is expected that Target Sector Fund shareholders will recognize no gain or loss on the exchange, and that Target Sector Fund shareholders will have the same aggregate tax basis and holding period with respect to the shares of the Acquiring Fund as the shareholder’s tax basis and holding period in its Target Sector Fund shares immediately before the exchange.

If, as expected, the Reorganization is tax-free, the tax attributes of the Target Sector Fund, if any, move to the Acquiring Fund, including, as of the date of the Reorganization, the Target Sector Fund’s cost basis in its assets, its unrealized gains and losses and its capital loss carryforwards, if any. The Reorganization is not expected to result in limitations on an Acquiring Fund’s ability to use any capital loss carryforwards of the Target Sector Fund. At July 31, 2025, the Target Sector Fund had no capital loss carry forwards (unaudited).

At any time, up to and including the last business day before the Reorganization, Target Sector Fund shareholders may redeem Target Sector Fund shares. Any such redemptions will generally result in the recognition of gain or loss to the redeeming shareholder for U.S. federal income tax purposes.

As a condition to the Reorganization, the Target Sector Fund and the Acquiring Fund have requested an opinion of Thompson Hine LLP substantially to the effect that with respect to the Reorganization, based on the facts, representations and assumptions stated in the opinion and conditioned on consummation of the Reorganization in accordance with the Plan, that the Reorganization is a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”): As a condition to closing the Reorganization, Alston & Bird LLP will render an opinion substantially to the effect that:

1.	The acquisition by the Acquiring Fund of substantially all of the assets of the Target Sector Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Sector Fund, followed by the distribution by the Target Sector Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Sector Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Sector Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

2.	No gain or loss will be recognized by the Target Sector Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

3.	No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Sector Fund in exchange solely for the assumption of the liabilities of the Target Sector Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

4.	No gain or loss will be recognized by the Target Sector Fund upon the distribution of the Acquiring Fund shares by the Target Sector Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

5.	The tax basis of the assets of the Target Sector Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Sector Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

6.	The holding periods of the assets of the Target Sector Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Sector Fund pursuant to Section 1223(2) of the Code.

7.	No gain or loss will be recognized by the shareholders of the Target Sector Fund upon the exchange of all of their Target Sector Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

8.	The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Sector Fund will be the same as the aggregate tax basis of Target Sector Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

9.	The holding period of Acquiring Fund shares received by a shareholder of the Target Dynamic Fund will include the holding period of the Target Dynamic Fund shares exchanged therefor, provided that the shareholder held Target Dynamic Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

An opinion of counsel is not binding on the IRS or the courts and neither the Target Sector Fund nor the Acquiring Fund have sought a ruling with respect to the tax treatment of the Reorganization. The opinion of counsel, if delivered, will be based on the Code, regulations issued by the Treasury Department under the Code, court decisions, and administrative pronouncements issued by the IRS with respect to all of the foregoing, all as in effect on the date of the opinion, and all of which may be repealed, revoked or modified thereafter, possibly on a retroactive basis.

If the Reorganization is consummated and the IRS or a court were to determine that the Reorganization do not qualify as tax-free Reorganization under the Code, and thus a taxable, the Target Sector Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Sector Fund that held shares in a taxable account would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Sector Fund shares and the fair market value of the Acquiring Fund shares it received.

The Target Sector Fund does not intend to sell portfolio securities in connection with the Reorganization. In the event the Target Sector Fund sells any portfolio securities in connection with the Reorganization, the actual tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the Target Sector Fund’s tax basis in such assets. The explicit transaction costs associated with any repositioning of the Target Sector Fund’s portfolio in connection with the Reorganization will be borne by the Funds. Any capital gains recognized in these sales, after reduction by any available losses (including losses recognized in the taxable year in which such sales occur), will be distributed to shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses).

Description of the Acquiring Fund’s Shares

Shares of the Acquiring Fund issued to the shareholders of the Target Sector Fund pursuant to the Reorganization will be validly issued, fully paid, and non-assessable when issued in accordance with the Plan and will be transferable without restriction and will have no preemptive or conversion rights.

Capitalization

The capitalization of the Target Dynamic Fund and the Target Sector Fund as of July 31, 2025, and the Acquiring Fund’s pro forma combined capitalization as of that date, after giving effect to both the Astor Dynamic Reorganization and Astor Sector Reorganization,* are as follows:

	Target Dynamic Fund	Target Sector Fund		Acquiring Fund
(unaudited)	Class A	Class A	Pro Forma adjustments	Class A (pro forma)
Net Assets	$8,104,073	$6,611,367	$0	$14,715,440
Shares Outstanding	624,418	423,170	86,180	1,133,768
Net Asset Value per Share	$12.98	$15.62		$12.98
	Class C	Class C		Class C (pro forma)
Net Assets	$12,283,817	$2,809,372	$0	$15,093,189
Shares Outstanding	1,027,624	203,869	31,225	1,262,718
Net Asset Value per Share	$11.95	$13.78		$11.95
	Class I	Class I		Class I (pro forma)
Net Assets	$45,066,006	$6,782,779	$0	$51,848,785
Shares Outstanding	3,450,705	423,616	95,739	3,970,060
Net Asset Value per Share	$13.06	$16.01		$13.06

*	While the Astor Dynamic Reorganization is not contingent upon the approval of the Astor Sector Reorganization, the Astor Sector Reorganization is contingent upon approval of the Astor Dynamic Reorganization.

ADDITIONAL INFORMATION ABOUT THE FUNDS

General

For a general discussion of the operation and organization of the Target Sector Fund, see “The Funds” in the Target Funds’ SAI. For a general discussion of the operation and organization of the Acquiring Fund, see “The Trust” in the Proxy Statement SAI.

Comparison of Rights of the Funds’ Shareholders

The Acquiring Fund is a series of NLFT II, which is a Delaware statutory trust. The Target Sector Fund is a series of NLFT, which is also a Delaware statutory trust. The Acquiring Fund is governed by the Agreement and Declaration of Trust dated August 26, 2010, as amended (“Acquiring Fund’s Declaration”), its bylaws and Delaware law. The Target Sector Fund is governed by an Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009, September 26, 2012 and June 25, 2019, (“Target Fund’s Declaration”), its bylaws and Delaware law. Information about the shareholder rights provided for in each Fund’s governing instruments and governing law is provided below.

Shares. The trustees of the Target Sector Fund and the Acquiring Fund each have the power to issue shares without shareholder approval. The governing instruments of the Target Sector Fund and the Acquiring Fund indicate that the amount of shares that the Target Sector Fund and the Acquiring Fund each may issue is unlimited. Shares of the Target Sector Fund and the Acquiring Fund have no preemptive rights.

The shareholders of NLFT II are entitled to one vote for each whole share held of the Acquiring Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of the Acquiring Fund (or a class thereof) shall be entitled to vote. Each share of the Acquiring Fund represents an equal proportionate interest in the Target Sector Fund with each other share. Upon dissolution of the Target Sector Fund, shareholders are entitled to share pro rata in the net assets of the Target Sector Fund available for distribution to such shareholders. Shares of the Acquiring Fund have no preemptive or other right to subscribe to any additional shares or other securities issued by the NLFT II. For a description of other significant attributes of shares of the Acquiring Fund, see “Appendix D - Shareholder Information for the Acquiring Fund,” to this Proxy Statement/Prospectus, and “The Trust” in the Proxy Statement SAI.

The governing instruments of the Acquiring Fund further provide that all shares of NLFT II entitled to vote on a matter shall vote separately by series. That is, the shareholders of each series have the right to approve or disapprove matters affecting NLFT II and each respective series as if the series were separate companies. That said, if the 1940 Act requires all shares of NLFT II to be voted in the aggregate without differentiation between the separate series, then all NLFT II’s shares shall be entitled to vote on a one-vote-per-share basis. Additionally, if any matter affects only the interests of some but not all series or classes, then only the shareholders of such affected series or class shall be entitled to vote on the matter.

The shareholders of NLFT are entitled to one vote for each whole share held of the Target Sector Fund (or a class thereof) (or a proportionate fractional vote in respect of a fractional share), on matters on which shares of an Acquiring Fund (or a class thereof) shall be entitled to vote. Shares of the Target Sector Fund have no preemptive or other right to subscribe to any additional shares or other securities issued by NLFT. The rights of redemption and exchange are described in the Target Funds’ Prospectus and the Target Funds’ SAI. For a description of other significant attributes of shares of the Target Sector Fund, see “Shareholder Information” in the Target Funds’ Prospectus, and “Description of the Trust and the Fund” in the Target Funds’ SAI, which are incorporated by reference herein.

Shareholder Meetings. None of the Funds is required to hold annual meetings of shareholders. Shareholder meetings for the Acquiring Fund or any series may be called by the Trustees of NLFT II, Chairman of the Board or the President of the Trust from time to time for any lawful purpose, including electing Trustees. Special meetings of the shareholders of NLFT II or any series shall be called by the Board of Trustees, Chairman, or President upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote. By the Trustees from time to time for the purpose of taking action upon any matter requiring the vote or authority of the Shareholders as herein provided or upon any other matter deemed by the Trustees to be necessary or desirable.

Quorum. The governing instruments of each of the Funds provides that, except as otherwise required by the 1940 Act or other applicable law, 33 1/3% of the shares present in person or represented by proxy and entitled to vote at a shareholder meeting shall constitute a quorum.

Adjournment of Shareholder Meetings. The governing instruments of the Acquiring Fund and the Target Sector Fund provide that any meeting of shareholders may be adjourned from time to time, by the vote of a majority of shares present at the meeting, with or without a quorum, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

Vote Required. The governing documents of the Target Sector Fund and the Acquiring Fund provide that, except as otherwise required by applicable law or the governing documents, if a quorum is present at any meeting, a majority of the shares voted decide any question, except a plurality vote is necessary for the election of trustees.

Removal of Trustees by Shareholders. The governing instruments of the Target Sector Fund and of the Acquiring Fund provide that shareholders shall have the power to remove a Trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

Personal Liability of Shareholders. The governing instruments for the Target Sector Fund and the Acquiring Fund generally provide that shareholders will not be subject to personal liability for the obligations of the Acquiring Fund.

Amendments of Governing Instruments. The governing instruments of the Target Sector Fund and of the Acquiring Fund provide that a majority of trustees may amend the governing instruments at any time in writing and, if required, by approval of such amendment by shareholders.

Derivative Actions. The governing instruments of the Target Sector Fund and of the Acquiring Fund state that, in addition to the requirements set forth in Delaware law, shareholders may bring derivative action on behalf of the Target Fund or Acquiring Fund only if the shareholder or shareholders first make a pre-suit demand upon the Board to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Board shall only be excused if a majority of the Board, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. The governing documents of each of the Target Funds provides that the exclusive jurisdiction for any derivative action are the state or federal courts located in Delaware or New York.

Pricing of Fund Shares

For information on how the NAV per share of the Target Sector Fund is calculated, see “How Shares are Priced” in the Target Funds’ Prospectus, and “Pricing of Fund Shares” in Appendix D attached to this Proxy Statement/Prospectus.

Comparison of Portfolio Holdings Information

Information about the Target Sector Fund’s portfolio holdings is available at www.astorimfunds.com. A complete description of the Target Sector Fund’s policies and procedures with respect to the disclosure of the Target Sector Fund’s portfolio holdings is available in the Target Funds’ SAI. Information about the Acquiring Fund’s portfolio holdings will be available at www.beaconinvestingetfs.com.

In addition, the Target Sector Fund discloses its complete portfolio holdings as of the end of its fiscal year and its second fiscal quarter in its reports to shareholders. No later than 30 days after the end of each fiscal quarter, the Target Sector Fund files with the SEC on Form N-PORT a complete list of its portfolio holdings as of each month-end during the relevant quarter. You can find the SEC filings on the SEC’s website, www.sec.gov. A summarized description of the Acquiring Fund’s policies and procedures with respect to the disclosure of the Acquiring Fund’s portfolio holdings is included in the Proxy Statement SAI.

Frequent Purchases and Redemptions

For a discussion of the Target Sector Fund’s policies with respect to frequent purchases and redemptions, see “Frequent Purchases and Redemptions of Fund Shares” in the Target Funds’ Prospectus, which is incorporated by reference herein. For a discussion of the Acquiring Fund’s policies with respect to frequent purchases and redemptions, see “Tools to Combat Frequent Transactions” in Appendix D attached to this Proxy Statement/Prospectus.

Purchases Through Broker-Dealers and Other Financial Intermediaries

If shareholders purchase shares through a broker-dealer or other financial intermediary (such as a bank), the Target Sector Fund and its related companies (including, in the case of the Target Sector Fund, NLFT and Beacon Capital) may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Fund shares over another investment. Shareholders should ask their salespersons or visit their financial intermediary’s website for more information.

Financial Information

For certain financial information about the Target Dynamic Fund, see “Financial Highlights of the Target Dynamic Fund” which is appended to this Proxy Statement/Prospectus as Appendix B.

BOARD RECOMMENDATION

The Board of the Target Sector Fund unanimously recommends that shareholders of each Fund vote FOR the proposed Reorganization.

REQUIRED VOTE

The holders of a majority of the shares of the Target Sector Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to the Target Sector Fund. Approval of the Plan will require the affirmative vote of the lesser of: (a) 67% of the Target Sector Fund’s shares present at the Special Meeting, if the holders of more than 50% of the Target Sector Fund’s outstanding shares are present in person or represented by proxy; or (b) more than 50% of the Target Sector Fund’s outstanding shares.

If shareholders of the Target Sector Fund do not approve the Reorganization, the Target Sector Fund will continue to be managed by Beacon Capital as described in the Target Funds’ Prospectus, until the earlier of 150 days following the closing date of the Transaction or such time as the NLFT Board will consider alternatives for the Target Sector Fund including soliciting approval of a new proposal or take such action as it deems necessary in the best interest of the Target Sector Fund and its shareholders.

PROPOSAL 3 – TO APPROVE THE TARGET FUNDS ADVISORY AGREEMENT

OVERVIEW OF THE PROPOSAL

On June 16, 2025, Astor Investment Management LLC (“Astor” or the “Former Adviser”), each Target Fund’s former investment adviser, advised the Board of Trustees of NLFT (the “NLFT Board”) that it had entered into an agreement whereby it would be acquired by Beacon Capital Management, Inc. (the “Transaction”), and on August 1, 2025 (the “Closing Date”), the Transaction closed. Prior to the Closing Date, at a meeting held on July 21, 2025, the NLFT Board approved an interim investment advisory agreement and new investment advisory agreement, both between Beacon Capital and NLFT, on behalf of each of the Target Dynamic Fund and Target Sector Fund (the “Interim Advisory Agreement” and “New Advisory Agreement”), as set forth in Appendix F.

The Interim Advisory Agreement took effect on the closing date of the Transaction on August 1, 2025, and will remain in effect until the earlier of the closing date of the Reorganization or 150 days following the closing date of the Transaction. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Beacon Capital under the Interim Advisory Agreement with respect to each Target Fund is being held in escrow. The terms of the Interim Advisory Agreement and New Advisory Agreement, including the amount of compensation payable to Beacon Capital thereunder, are substantially similar to the terms of the prior advisory agreement between Astor and NLFT, on behalf of the Astor Dynamic Allocation Fund (the “Previous Advisory Agreement”), except for the effective date, termination date, substitution of “Beacon Capital” for “Astor.” and, in the case of the Interim Advisory Agreement only, the fee escrow provisions. Once shareholders of a Target Fund approve the Interim Advisory Agreement, Beacon Capital will be able to receive the amounts held in escrow for its services provided to that Target Fund under the Interim Advisory Agreement. The New Advisory Agreement is set to take effect with respect to a Target Fund, upon approval by shareholders of that Target Fund, to ensure continued and uninterrupted management of the Target Fund. If the Reorganization with respect to a Target Fund is approved, the New Advisory Agreement will only remain in effect until the closing of the Reorganization.

Information about Beacon Capital

Beacon Capital Management, Inc., (“Beacon Capital”) located at 7777 Washington Village Drive, Suite 280, Dayton, OH 45459, currently advises each Target Fund pursuant to the Interim Advisory Agreement. Beacon Capital also advises the Acquiring Fund and will do so after the Reorganizations. Beacon Capital is an SEC-registered investment adviser established in 2021. As of December 31, 2024, Beacon Capital had approximately $1.8 billion in assets under management. Beacon is controlled by Sammons Financial Group, its principal shareholder. Beacon Capital advises two exchange traded funds that are each a series of NLFT II in addition to the Acquiring Fund. Under each Advisory Agreement, each Target Fund compensates Beacon for its investment advisory services at the annual rate of 0.95% of the respective Fund’s average daily net assets.

TARGET FUNDS’ PREVIOUS ADVISORY AGREEMENT

Pursuant to the Previous Advisory Agreement, Astor served as the investment adviser to each of the Target Funds from each of their inceptions until August 1, 2025.

Under the Previous Advisory Agreement, Astor provided for the overall management of each Target Fund including by: (i) furnishing the Fund with advice and recommendations with respect to the investment of the Fund’s assets and the purchase and sale of portfolio securities for the Fund, including the taking of such steps as may be necessary to implement such advice and recommendations (i.e., placing the orders); (ii) managing and overseeing the investments of the Fund, subject to the ultimate supervision and direction of the Board; (iii) voting proxies for the Fund and taking other actions on behalf of the Fund; (iv) maintaining the books and records required to be maintained by the Fund except to the extent arrangements have been made for such books and records to be maintained by the administrator or another agent of the Fund. The Previous Advisory Agreement further provided that Astor was responsible for decisions to buy and sell securities for the Fund, for broker-dealer selection and for negotiation of brokerage commission rates.

For its advisory services to each Target Fund, Astor was entitled to an investment advisory fee, calculated daily and paid monthly at an annual rate of 0.95% of the average daily net assets of the Fund.

The shareholders of the Target Dynamic Fund approved the Previous Advisory Agreement on March 26, 2025, and the shareholders of the Target Sector Fund approved the Previous Advisory Agreement on March 26, 2025. A discussion regarding the Trustees’ basis for approving the renewal of the Previous Advisory Agreement is available in the Target Funds’ Annual Report to Shareholders dated July 31, 2024. You may obtain a copy of the Annual Report, without charge, upon request to the NLFT by calling (877) 738-0333.

INTERIM AND NEW ADVISORY AGREEMENT

As discussed above, Astor was Acquired by Beacon Capital. As such, the Previous Advisory Agreement was terminated effective August 1, 2025, upon the closing of the Transaction.

Prior to the termination of the Previous Advisory Agreement, the NLFT Board approved the Interim Advisory Agreement and New Advisory Agreement between Beacon Capital and NLFT, on behalf of each Target Fund. The Interim Advisory Agreement took effect on the closing date of the Transaction and will remain in effect until the earlier of the closing date of the Reorganization or 150 days following the closing date of the Transaction. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Beacon Capital under the Interim Advisory Agreement is being held in escrow for a period of up to 150 days following the effective date of the Interim Advisory Agreement. The New Advisory Agreement is set to take effect with respect to a Target Fund, upon approval of the shareholders of that Target Fund, to ensure continued and uninterrupted management of each Target Fund. The terms of the Interim Advisory Agreement and New Advisory Agreement, including the amount of compensation payable to Beacon Capital thereunder, are substantially similar to the terms of the prior advisory agreement between Astor and NLFT, on behalf of the Astor Dynamic Allocation Fund (the “Previous Advisory Agreement”), except for the effective date, termination date, substitution of “Beacon Capital” for “Astor” and, in the case of the Interim Advisory Agreement only, the fee escrow provisions. Rule 15a-4 also generally requires approval of the New Advisory Agreement by the Fund’s shareholders before Beacon Capital may receive the amounts held in escrow for its services provided to the Target Dynamic Fund thereunder.

COMMISSIONS PAID TO AFFILIATED BROKERS

During each Target Fund’s most recently completed fiscal year, the Fund did not pay any commissions to any affiliated brokers.

NLFT BOARD CONSIDERATIONS

At a July 21, 2025, Board meeting, the NLFT Board approved the Interim Advisory Agreements between NLFT Board and Beacon Capital on behalf of each Target Fund, in order to enable the portfolio managers to continue managing the day-to-day investments of each Target Fund upon the closing of the Transaction. The NLFT Board considered that the Interim Advisory Agreement was an interim agreement that was in compliance with Rule 15a-4 of the 1940 Act and would permit Beacon Capital to continue managing each Target Fund for up to 150 days after the closing of the Transaction while obtaining shareholder approval of the Reorganization, which the NLFT Board approved at the meeting held on August 28, 2025.

At the meeting of the NLFT Board held on July 21, 2025, the Board, all of whom are the Independent Trustees, deliberated whether to approve the Interim Advisory Agreement and the New Advisory Agreement (together, the “New Agreements”) with Beacon Capital. In considering the Interim Advisory Agreement and the New Advisory Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. In their deliberations considering the New Advisory Agreement, the Trustees did not identify any one factor as all important, but rather considered these factors collectively, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of Services. The Trustees discussed that Beacon Capital was established in 2000. They noted that Beacon Capital provided investment advisory services specialized in the application of technical analysis to build model portfolios and other investment solutions and strategies for separately managed accounts, pensions and profit-sharing plans, corporations and other business entities, and investment companies. The Trustees reviewed the background information of Beacon Capital’s key investment personnel, taking into consideration their financial industry experience. The Trustees discussed Beacon Capital’s investment process and noted its use of pre-determined rules and volatility-minimizing techniques to mitigate the effects of human emotion on investment outcomes. They acknowledged Beacon Capital’s use of the same procedures as Astor for monitoring compliance with the Fund’s investment limitations. The Trustees also discussed Beacon Capital’s process for trading and selecting brokers, noting that best execution is monitored and confirmed by the trading team with quarterly reviews by its Best Execution Committee. The Trustees concluded that Beacon Capital had the ability to provide quality service to the Target Funds for the benefit of shareholders.

Performance. The Trustees discussed each Target Fund’s investment objective and strategy, and each Target Fund’s performance through May 31, 2025.

For the Target Dynamic Fund, the Trustees discussed the Fund’s tactical asset allocation strategy and how it was executed, noting that the Fund underperformed the category median and peer group median over the one- and three-year periods. They observed that over the five-year period, the Target Dynamic Fund slightly underperformed the peer group median and slightly outperformed the category median. The Trustees noted that the Target Dynamic Fund underperformed the peer group median and category median over and since inception period and underperformed the index each of the periods. They acknowledged that the Target Dynamic Fund had received a four-star rating from Morningstar. The Trustees noted that the Target Dynamic Fund’s performance was affected by its underweighting of equities over certain periods. They also noted that the Target Dynamic Fund was in the third quartile for Sharpe Ratio over the one-year period and the second quartile for Sharpe Ratio over the three- and five-year periods. After further consideration, the Trustees concluded that Beacon Capital should have the opportunity to serve as the adviser for the Target Dynamic Fund.

For the Target Sector Fund, the Trustees discussed the Fund’s tactical sector allocation strategy and how it was executed, noting that the Fund outperformed the category median and peer group median over the one-, three- and five-year periods and since inception while underperforming its benchmark index over all the periods. They acknowledged that the Target Sector Fund had a more risk-managed approach than the benchmark index, at many times holding less than 100% equity compared to the benchmark. They also acknowledged that the Target Sector Fund had received a four-star rating from Morningstar. The Trustees noted that the Target Sector Fund’s Sharpe Ratio was in the top quartile against the peer group median and second quartile against the category median over the one-year period, and was in the second quartile against the peer group median and top quartile against the category median over the three-year period. They noted that the Target Sector Fund had a Sharpe Ratio in the top two quartiles over each of the five- and ten-year periods and since inception. After further consideration, the Trustees concluded that Beacon Capital should have the opportunity to serve as the adviser for the Target Sector Fund.

Fees and Expenses. The Trustees considered Beacon Capital’s proposed advisory fee, noting that the proposed advisory fee of 0.95% for each Target Fund was equal to the advisory fee paid to the current investment adviser.

For the Target Dynamic Fund, the Trustees considered that the proposed advisory fee was 0.06% below the Broadridge peer group average (0.05% below the median) and 0.27% above the Morningstar category average (0.05% above the median). The Trustees further noted that the Target Dynamic Fund’s net expense ratio of 1.39% was 0.15% higher than the Morningstar category average (0.10% above the category median) but was 0.14% below the Target Dynamic Fund’s peer group median. The Trustees agreed that the proposed advisory fee was acceptable considering the sophistication of the Target Dynamic Fund’s strategy and Beacon Capital’s change in role and corresponding duties. After further discussion, the Trustees concluded the advisory fee was not unreasonable.

For the Target Sector Fund, the Trustees considered that the proposed advisory fee was 0.04% below the Broadridge peer group average (0.05% below the peer group median) and 0.22% above the Morningstar category average (0.02% above the category median). The Trustees further noted that the Target Sector Fund’s net expense ratio of 1.27% was 0.05% higher than the Morningstar category average (0.05% below the category median) and was 0.20% below the Target Sector Fund’s peer group average (0.15% below the peer group median). The Trustees agreed that the proposed advisory fee was acceptable considering the sophistication of the Target Sector Fund’s strategy and Beacon Capital’s change in role and corresponding duties. After further discussion, the Trustees concluded the advisory fee was not unreasonable.

Profitability. The Trustees reviewed the information provided by Beacon Capital regarding the projected profitability of Beacon Capital with respect to the Target Funds. They noted that the Target Dynamic Fund was projected to realize a relatively small profit for Beacon Capital in year one, but the Target Sector Fund would realize a small loss in year one. They also noted that these strategies were core strategies for the Adviser. After discussion they concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether economies of scale would likely be realized by Beacon Capital during the initial term of the proposed New Agreements. They noted that Beacon Capital had indicated its willingness to implement breakpoints once the Target Funds’ assets exceeded certain levels. After discussion, it was the consensus of the Trustees that based on current size of the Target Funds the absence of breakpoints was acceptable at this time. They agreed to revisit the matter of economies of scale in the future.

Conclusion. Having requested and received such information from Beacon Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that approval of the proposed New Agreements was in the best interests of the shareholders of each Target Fund.

BOARD RECOMMENDATION

The NLFT Board unanimously recommends that shareholders of each Target Fund vote FOR approval of the proposed New Advisory Agreement.

REQUIRED VOTE

The holders of a majority of the outstanding shares of each Target Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to such Target Fund.

Approval of the New Advisory Agreement with respect to each Target Fund by shareholders of such Target Fund requires the affirmative vote of a “majority of the outstanding voting securities,” which is defined by the 1940 Act to mean the affirmative vote of the lesser of: (1) 67% or more of the voting securities present at the Special Meeting if more than 50% of the outstanding shares are present or represented by proxy; or (2) more than 50% of the outstanding voting securities.

If the New Advisory Agreement is not approved, Beacon Capital will receive the lesser of its costs incurred in rendering its services (plus interest) under the Interim Advisory Agreement or the amount held in escrow (plus interest).

VOTING INFORMATION

RECORD DATE AND VOTING RIGHTS

Proxies are being solicited from the shareholders of each Target Fund by the NLFT for the Special Meeting to be held on December 10, 2025, at the principal offices at Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”), 7777 Washington Village Dr. Suite 280, Dayton, OH 45459, and virtually via conference call at 10:00 a.m. Eastern Time. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specifications, “FOR” approval of Proposals 1, 2 and 3.

The NLFT Board has fixed the close of business on September 30, 2025 as the record date (the “Record Date”) for the determination of shareholders of each Target Fund entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. Shareholders of record as of the Record Date will be entitled to one vote for each share held and to a proportionate fractional vote for each fractional share held. As of the Record Date, the total number of issued and outstanding shares of each Target Fund was as follows:

Target Fund	Class A Shares	Class C Shares	Class I Shares	Total
Astor Dynamic Allocation Fund	[●]	[●]	[●]	[●]
Astor Sector Allocation Fund	[●]	[●]	[●]	[●]

Shareholders of record who owned five percent or more of the shares of a Target Fund as of the Record Date are set forth on Appendix C to this Proxy Statement/Prospectus.

HOW TO VOTE YOUR SHARES

You can vote your shares in person at the Special Meeting or by mail, by the internet, and by automated touch tone as set forth below:

●	Mail: To vote your proxy by mail, check the appropriate voting box on your proxy card, sign and date the card and return it in the enclosed postage-prepaid envelope. If you sign, date, and return the proxy card but give no voting instructions, the proxies will vote FOR the Proposal.

The options below are available 24 hours a day / 7 days a week.

●	Internet: The web address and instructions for voting online can be found on the enclosed proxy card. You will be required to provide your control number found on your proxy card.

●	Automated Touch tone: The toll-free number for automated touch tone telephone voting can be found on the enclosed proxy card. You must have the control number found on your proxy card.

If you can attend the Special Meeting and wish to vote your shares at that time, you will be able to do so. If you hold your shares through a broker, bank, or other nominee (that is, in street name), you will receive instructions from your broker, bank or nominee that you should follow in order to submit your voting instructions and have your shares voted at the Special Meeting.

PROXIES

All proxies solicited by the Board that are properly executed and received by each Target Fund prior to the Special Meeting, and are not revoked, will be voted at the Special Meeting. A proxy with respect to shares held in the name of two or more persons is valid if executed by any one of them unless at or prior to its use, each Target Fund receives written notification to the contrary from any one of such persons. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy, it will be voted “FOR” the matters specified on the proxy. All shares that are voted and votes to “ABSTAIN” will be counted towards establishing a quorum.

You may revoke a proxy once it is given. If you desire to revoke a proxy, you must submit a subsequent later dated proxy or a written notice of revocation to each Target Fund. You may also give written notice of revocation in person at the Special Meeting. Attendance by a shareholder at the Special Meeting does not, by itself, revoke a proxy.

QUORUM AND ADJOURNMENTS

The holders of a majority of the outstanding shares of each Target Fund entitled to vote present in person or by proxy constitute a quorum for the transaction of business with respect to each Target Fund. If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Special Meeting, or if a quorum is obtained but sufficient votes required to approve either proposal are not obtained, the chairman of the Special Meeting, with the approval of the majority of shareholders present, may adjourn the Special Meeting one or more times to permit, in accordance with applicable law, further solicitation of proxies with respect to the proposals. Any business that might have been transacted at the Special Meeting with respect to each Target Fund may be transacted at any such adjourned session(s) at which a quorum is present. The persons named as proxies on the enclosed proxy card may, in their discretion, vote upon such other matters as may properly come before the Special Meeting and any adjournments or postponements thereof.

EFFECT OF ABSTENTIONS AND BROKER “NON-VOTES”

Abstentions do not represent votes cast for a proposal but will be counted for purposes of determining whether a quorum is present.

“Broker non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a particular matter with respect to which the brokers or nominees do not have discretionary power to vote. Ordinarily, broker non-votes, if any, would be counted as shares present and entitled to vote for purposes of determining whether a quorum is present, but would not be counted as a vote in favor of the Proposal.

However, pursuant to certain rules promulgated by the New York Stock Exchange LLC that govern the voting by such broker-dealers, a broker-dealer holding shares of record for a beneficial owner may not exercise discretionary voting power with respect to certain non-routine matters. Because both Proposals are considered non-routine and are the only proposals expected to be voted on at the Meeting, each Target Fund do not expect to receive any broker non-votes in connection with this solicitation. Accordingly, each Target Fund expects that broker non-votes will have no impact on establishing quorum or the votes cast for or against the Proposals.

SOLICITATION OF PROXIES

Each Target Fund expects that the solicitation of proxies will be primarily by mail and telephone. The solicitation also may include facsimile, Internet, or oral communications. AST has been retained to aid in the solicitation of proxies, at an anticipated cost of approximately $20,000 exclusive of printing costs. Beacon Capital will bear all expenses relating to the Reorganization, including expenses related to the Special Meeting and solicitation of proxies, preparing and filing the registration statement that includes this Proxy Statement/Prospectus, and the cost of copying, printing, and mailing proxy materials.

OTHER INFORMATION

OTHER BUSINESS

The NLFT Board knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, the NLFT Board intends that proxies that do not contain specific restrictions to the contrary will be voted on those matters in accordance with the judgment of the persons named in the enclosed proxy card.

APPRAISAL RIGHTS

Shareholders will have no appraisal rights in connection with the Reorganization.

NEXT MEETING OF SHAREHOLDERS AND SHAREHOLDER PROPOSALS

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act that must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to NLFT, Attention: Secretary, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund in connection with the Reorganization and the federal income tax consequences of the Reorganization will be passed upon by Alston & Bird LLP.

INFORMATION FILED WITH THE SEC

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith, file reports and other information, including proxy materials, with the SEC. Reports and other information filed by NLFT and Beacon Capital may be inspected without charge and copied at the public reference facilities maintained by the SEC at 100 F Street, N.E., Washington, DC 20549.

APPENDIX A

AGREEMENT AND PLAN OF REORGANIZATION

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (“Agreement”) is adopted as of this [___] day of [___________], 2025 by and among Northern Lights Fund Trust II, a Delaware statutory trust (the “Acquiring Trust”), on behalf of it series identified as an Acquiring Fund on Exhibit A hereto (each an “Acquiring Fund”); Northern Lights Fund Trust, a Delaware statutory trust (the “Target Trust”), on behalf of each of its series identified as a Target Fund on Exhibit A attached hereto (each a “Target Fund”) (the Acquiring Funds and Target Funds each referred to herein as a “Fund” and collectively, the “Funds”); and Beacon Capital Management, Inc., an Ohio corporation (the “Adviser”), the investment adviser to the Acquiring Fund and Target Fund (solely for purposes of Sections 9.1 and 11.2 of this Agreement.)

WHEREAS, the parties hereto intend for each Acquiring Fund and the corresponding Target Fund (as set forth in Exhibit A hereto) to enter into a transaction pursuant to which: (i) the Acquiring Fund will acquire the Assets and Liabilities (as each such term is defined in Section 1.2) of the Target Fund in exchange for the corresponding class or classes of shares (as applicable) of the Acquiring Fund identified on Exhibit A of equal value to the net assets of the Target Fund being acquired, and (ii) the Target Fund will distribute such shares of the Acquiring Fund to shareholders of the corresponding class of the Target Fund, in connection with the liquidation of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement (each such transaction, a “Reorganization” and collectively, the “Reorganizations”);

WHEREAS, the Target Trust and the Acquiring Trust is an open-end, registered investment company; and

WHEREAS, this Agreement is intended to be and is adopted as a plan of reorganization and liquidation with respect to each Reorganization within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”).

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound, the parties hereto covenant and agree as follows:

DESCRIPTION OF THE REORGANIZATIONS

It is the intention of the parties hereto that each Reorganization described herein shall be conducted separately of the others, and a party that is not a party to a Reorganization shall incur no obligations, duties or liabilities with respect to such Reorganization by reason of being a party to this Agreement. If any one or more Reorganizations should fail to be consummated, such failure shall not affect the other Reorganizations in any way; provided, however, that the reorganization of the Astor Sector Allocation Fund, a series of the Target Trust, with the Beacon Dynamic Allocation Fund, a series of the Acquiring Trust, shall be contingent upon the consummation of the reorganization of the Astor Dynamic Allocation Fund, a series of the Target Trust, with the Beacon Dynamic Allocation Fund.

Provided that all conditions precedent to a Reorganization set forth herein have been satisfied or, to the extent legally permissible, waived as of the Closing Time (as defined in Section 3.1), and based on the representations and warranties each party provides to the other, the Target Trust and the Acquiring Trust agree to take the following steps with respect to their Reorganization(s), the parties to which and classes of shares to be issued in connection with which are set forth in Exhibit A:

The Target Fund shall transfer all of its Assets, as defined and set forth in Section 1.2(b), to the Acquiring Fund, and the Acquiring Fund in exchange therefor shall assume the Liabilities, as defined and set forth in Section 1.2(c), and deliver to the Target Fund the number of full and fractional Acquiring Fund shares determined in the manner set forth in Section 2.

The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all assets and property that can legally be transferred, including, without limitation, all rights, cash, securities, commodities and futures interests, forwards, swaps and other financial instruments, claims (whether absolute or contingent, known or unknown, accrued or unaccrued and including, without limitation, any interest in pending or future legal claims in connection with past or present portfolio holdings, whether in the form of class action claims, opt-out or other direct litigation claims, or regulator or government-established investor recovery fund claims, and any and all resulting recoveries), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, and choses in action, copies of all books and records belonging to the Target Fund (including all books and records required to be maintained under the Investment Company Act of 1940, as amended (the “1940 Act”)), any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing Time, and all interests, rights, privileges and powers, other than the Target Fund’s rights under this Agreement on the Closing Date as defined in Section 3.1 (collectively, “Assets”), but excluding any assets set forth in Schedule 1.2(b) (collectively, “Excluded Assets”). For the avoidance of doubt, (i) any Excluded Assets shall remain the property of the Target Fund and the Acquiring Fund shall have no rights thereunder; and (ii) Assets shall not include any assets or property that cannot be transferred to the Acquiring Fund pursuant to applicable law or regulation.

The Acquiring Fund shall assume all of the liabilities of the Target Fund, whether accrued or contingent, known or unknown, existing at the Closing Date, except for the Target Fund’s Excluded Liabilities (as defined below), if any, pursuant to this Agreement (collectively, with respect to each Target Fund separately, “Liabilities”). If prior to the Closing Date the Acquiring Trust identifies a liability that the Acquiring Trust and the Target Trust mutually agree should not be assumed by the Acquiring Fund, such liability shall be excluded from the definition of Liabilities hereunder and shall be listed on a Schedule of Excluded Liabilities to be signed by the Acquiring Trust and the Target Trust at Closing and attached to this Agreement as Schedule 1.2(c) (the “Excluded Liabilities”). The Assets minus the Liabilities of a Target Fund shall be referred to herein as the Target Fund’s “Net Assets.”

As soon as is reasonably practicable after the Closing, the Target Fund will distribute to its shareholders of record (“Target Fund Shareholders”) the shares of the Acquiring Fund of the corresponding class received by the Target Fund pursuant to Section 1.2(a), as set forth in Exhibit A, on a pro rata basis within that class, and without further notice the outstanding shares of the Target Fund will be redeemed and cancelled as permitted by its Governing Documents (as defined in Section 4.1(a)) and applicable law, and the Target Fund will as promptly as practicable completely liquidate and dissolve as permitted by its Governing Documents and applicable law. Such distribution to the Target Fund Shareholders and liquidation of the Target Fund will be accomplished, with respect to each class of the Target Fund’s shares, by the transfer of the Acquiring Fund’s shares of the corresponding class then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders of the class. The aggregate net asset value of the Acquiring Fund’s shares to be so credited to the corresponding Target Fund Shareholders shall be equal to the aggregate net asset value of the corresponding Target Fund’s shares owned by the Target Fund Shareholders on the Closing Date in accordance with the Valuation Time in Section 2.1(a). At the Closing, any outstanding certificates representing shares of a Target Fund will be cancelled. The Acquiring Fund shall not issue certificates representing shares in connection with such exchange, irrespective of whether Target Fund Shareholders hold their Target Fund shares in certificated form.

Ownership of the Acquiring Fund’s shares will be shown on its books, as such are maintained by the Acquiring Fund’s transfer agent.

Any transfer taxes payable upon issuance of the Acquiring Fund’s shares in a name other than the registered holder of the Target Fund’s shares on the books and records of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom the Acquiring Fund’s shares are to be issued and transferred.

Immediately after the Closing Time, the share transfer books relating to the Target Fund shall be closed and no transfer of shares shall thereafter be made on such books.

VALUATION

With respect to each Reorganization:

The value of the Target Fund’s Assets shall be the value of such Assets computed as of immediately after the close of regular trading on the New York Stock Exchange (“NYSE”), which shall reflect the declaration of any dividends, on the Closing Date using the valuation methodologies set forth in the then-current prospectus for the Target Fund and the valuation procedures established by the Target Trust’s valuation designee (“Valuation Time”). On the Closing Date, the Target Fund shall record the value of the Assets, as valued pursuant to this Section 2.1(a), on a valuation report (the “Valuation Report”) and deliver a copy of the Valuation Report to the Acquiring Fund by 7:00 pm (Eastern time) on the Closing Date, or as soon as practicable thereafter.

The net asset value per share of each class of the Acquiring Fund shares issued in connection with the Reorganization shall be the net asset value per share of such class of the Acquiring Fund as of the close of business on the Closing Date.

The number of shares of each class of the Acquiring Fund (including fractional shares, if any, rounded to the nearest thousandth) issued in exchange for the Target Fund’s Net Assets shall be determined by dividing the value of the Net Assets of the Target Fund attributable to each class of Target Fund shares by the net asset value per share of the corresponding share class of the Acquiring Fund. All Acquiring Fund shares delivered to a Target Fund will be delivered at net asset value without the imposition of a sales load, commission, transaction fee or other similar fee.

All computations of value shall be made by the Target Fund’s and the Acquiring Fund’s designated recordkeeping agent using the valuation procedures described in this Section 2.

CLOSING AND CLOSING DATE

Each Reorganization shall close on the date identified on Exhibit A or such other date as the parties may mutually agree with respect to any or all Reorganizations (the “Closing Date”). All acts taking place at the closing of a Reorganization (“Closing”) shall, subject to the satisfaction or waiver of the conditions in this Agreement, be deemed to take place simultaneously as of the later of 7:01 pm Eastern time or the finalization of the applicable Target Fund’s and Acquiring Fund’s net asset value on the Closing Date of that Reorganization, unless otherwise agreed to by the parties (the “Closing Time”). The Closing of each Reorganization shall be held in person, by facsimile, email or such other communication means as the parties may reasonably agree.

With respect to each Reorganization:

The Target Fund’s portfolio securities, investments or other assets that are represented by a certificate or other written instrument shall be transferred, presented and delivered by the Target Fund as of the Closing Time or as soon as practicable thereafter to the Acquiring Fund by directing that the Target Fund’s custodian (the “Custodian”) transfer and deliver them from the account of the Target Fund (the “Target Account”) to an account of the Acquiring Fund at the Custodian (the “Acquiring Account”) duly endorsed in proper form for transfer and in such condition as to constitute good delivery thereof. The Target Fund shall direct the Custodian to transfer and deliver to the Acquiring Account as of the Closing Date by book entry, in accordance with the customary practices of the Custodian and any securities depository (as defined in Rule 17f-4 under the 1940 Act) in which the Assets are deposited, the Target Fund’s portfolio securities and instruments so held. The cash to be transferred by the Target Fund shall be transferred from the Target Account to the Acquiring Account by wire transfer of federal funds or other appropriate means on the Closing Date. If the Target Fund is unable to make such delivery on the Closing Date in the manner contemplated by this Section for the reason that any of such securities or other investments purchased prior to the Closing Date have not yet been delivered to the Target Fund or its broker, then the Acquiring Fund may, in its sole discretion, waive the delivery requirements of this Section with respect to said undelivered securities or other investments if the Target Fund has, by or on the Closing Date, delivered to the Acquiring Fund or its Custodian executed copies of an agreement of assignment and escrow and due bills executed on behalf of said broker or brokers, together with such other documents as may be required by the Acquiring Fund or its Custodian, such as brokers’ confirmation slips.

The Target Trust shall direct the Custodian for the Target Fund to deliver, at the Closing or as soon as practicable thereafter, a certificate of an authorized officer stating that (i) except as permitted by Section 3.2(a), the Assets have been delivered in proper form to the Acquiring Fund no later than the Closing Time on the Closing Date, and (ii) all necessary Taxes (as defined below) in connection with the delivery of the Assets, including all applicable federal, state and foreign stock transfer stamps, if any, have been paid or provision for payment has been made. At the Closing, or as soon as practicable thereafter, the Acquiring Trust will cause the Custodian to deliver a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund portfolio securities, cash and any other Assets as of the final settlement date for such transfers.

At such time prior to the Closing Date as the parties mutually agree, the Target Fund shall instruct its transfer agent (the “Target Transfer Agent”) to provide instructions and related information to the Acquiring Fund or its transfer agent with respect to the Target Fund Shareholders, including names, addresses, dividend reinvestment elections, if any, and tax withholding status of the Target Fund Shareholders as of the date agreed upon (such information to be updated as of the Closing Date, as necessary). The Acquiring Fund and its transfer agent shall have no obligation to inquire as to the validity, propriety or correctness of any such instruction, information or documentation, but shall, in each case, assume that such instruction, information or documentation is valid, proper, correct and complete.

The Target Trust shall direct the Target Transfer Agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records, as provided to the Acquiring Fund, contain the names and addresses of the Target Fund Shareholders and the number of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

In the event that on the Closing Date (i) the NYSE or another primary trading market for portfolio securities of the Target Fund (each, an “Exchange”) shall be closed to trading or trading thereupon shall be restricted, or (ii) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of the board of trustees of the Acquiring Trust or the Target Trust, or the authorized officers of such entities, accurate appraisal of the value of the net assets of the Acquiring Fund or the Target Fund, respectively, is impossible or impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or such later dates as may be mutually agreed in writing by an authorized officer of each party.

REPRESENTATIONS AND WARRANTIES

With respect to each Reorganization, the Target Trust, on behalf of the applicable Target Fund, represents and warrants to the Acquiring Trust and Acquiring Fund as follows:

The Target Trust is a statutory trust organized under the laws of the State of Delaware, validly existing and in good standing and with power under the Target Trust’s governing documents (including bylaws), as applicable (“Governing Documents”), to own all of its Assets, to carry on its business as it is now being conducted and to enter into this Agreement and perform its obligations hereunder, and the Target Fund is a duly established and designated separate series of the Target Trust;

The Target Trust is a registered investment company classified as a management company of the open-end type, and its registration with the U.S. Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, and the registration of the shares of the Target Fund under the Securities Act of 1933, as amended (“1933 Act”), are in full force and effect and will be in full force and effect on the Closing Date, and, to the knowledge of the Target Fund, no action or proceeding to revoke or suspend such registrations is pending, or threatened. All issued and outstanding shares of the Target Fund have been offered for sale in conformity in all material respects with applicable federal and state securities laws;

No consent, approval, authorization, or order of any court or governmental authority or the Financial Industry Regulatory Authority (“FINRA”) is required for the consummation by the Target Fund and the Target Trust of the transactions contemplated herein, except such as have been obtained or will be obtained at or prior to the Closing Date under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act, and state securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Target Fund of the transactions contemplated by this Agreement;

Except as disclosed to the Acquiring Trust, the current prospectus and statement of additional information and current shareholder reports of the Target Fund, and, to the knowledge of the Target Fund, each prospectus and statement of additional information and shareholder reports of the Target Fund (including its predecessor fund, if any) used at all times during the three (3) years prior to the date of this Agreement, conform or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

The Target Fund is in compliance in all material respects with the applicable investment policies and restrictions set forth in the Target Fund’s prospectus and statement of additional information;

Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, (i) the Target Fund will as of the Closing Time have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets free of adverse claims, including any liens or other encumbrances, not disclosed and reflected in the value thereof, and (ii) upon delivery and payment for such Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to only those restrictions on the full transfer thereof when held by the Acquiring Fund as when they were held by the Target Fund (including, without limitation, such restrictions as might arise under the 1933 Act), free of adverse claims not otherwise disclosed and reflected in the value thereof (including, without limitation, assets that are designated as collateral for the Target Fund’s derivative positions, including without limitation as collateral for swap positions and as margin for futures and options positions, subject to such segregation and liens that apply to such Assets);

Except as otherwise disclosed to and accepted, in writing, by or on behalf of the Acquiring Fund, the Target Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Target Trust’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Target Fund or the Target Trust is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Target Fund or Target Trust is a party or by which it is bound;

Except as set forth on Schedule 4.1(h), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Target Fund’s knowledge, threatened against the Target Fund or Target Trust, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Target Fund’s financial condition or the conduct of its business or the Target Fund’s ability to consummate the transactions contemplated by this Agreement.

The financial statements of the Target Fund (including its predecessor fund, if any) for the Target Fund’s most recently completed fiscal year have been audited by an independent registered public accounting firm identified in the Target Fund’s prospectus or statement of additional information included in the Target Fund’s registration statement on Form N-1A. To the knowledge of the Target Fund (including its predecessor fund, if any), such statements, as well as the unaudited, semi- annual financial statements for the semi-annual period next succeeding the Target Fund’s most recently completed fiscal year, if any, were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) consistently applied, and such statements present fairly, in all material respects, the financial condition of the Target Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Target Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

Since the last day of the Target Fund’s most recently completed fiscal year, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business;

On the Closing Date, all federal and other material Tax Returns (as defined below) of the Target Fund (including its predecessor fund, if any) required by law to have been filed by such date (taking into account any extensions) shall have been filed and are or will be true, correct and complete in all material respects, and all Taxes (as defined below) shown as due or claimed to be due by any government entity shall have been paid or provision has been made for the payment thereof. To the Target Fund’s knowledge, no such Return is currently under audit and no such audit has been threatened by any Federal, state, local or foreign Tax authority; no assessment has been asserted or proposed with respect to such Tax Returns; there are no levies, liens or other encumbrances on the Target Fund or its assets resulting from the non-payment of any Taxes (other than for Taxes not yet due and payable); no waivers of the time to assess any such Taxes are outstanding nor are any written requests for such waivers pending (in each case other than waivers as a result of extensions of time to file Tax Returns); and adequate provision has been made in the financial statements of the Target Fund (including its predecessor fund, if any) for all Taxes in respect of all periods ended on or before the date of such financial statements. To the Target Fund’s knowledge, no claim has ever been made by a taxing authority in a jurisdiction where the Target Fund does not file a Tax Return that the Target Fund is or may be subject to taxation in that jurisdiction. The Target Fund is in compliance in all material respects with applicable regulations of the Internal Revenue Service pertaining to the reporting of distributions on and redemptions of its shares of beneficial interest and to withholding in respect of distributions to shareholders, and is not liable for any material penalties that could be imposed thereunder. As used in this Agreement, “Tax” or “Taxes” means any tax or other like assessment or charge (including, but not limited to, excise tax and withholding on amounts paid to or by any person), together with any interest, penalty, addition to tax or additional amount imposed by any governmental authority (whether domestic, foreign, federal, state or local) responsible for the imposition of any such tax. “Tax Return” means reports, returns, information returns, dividend reporting forms, elections, agreements, declarations, or other documents or reports of any nature or kind (including any attached schedules, supplements and additional or supporting material) filed or required to be filed or furnished or required to be furnished with respect to Taxes, including any claim for refund, amended return or declaration of estimated Taxes (and including any amendments with respect thereto);

The Target Fund has elected to be a regulated investment company under Subchapter M of the Code and is a fund, as defined in Section 851(g)(2) of the Code, that is treated as a separate corporation under Section 851(g)(1) of the Code. The Target Fund (including its predecessor fund, if any) has qualified for treatment as a regulated investment company for each taxable year since inception that has ended prior to the Closing Date and will have satisfied the requirements of Part I of Subchapter M of the Code to maintain such qualification for the period beginning on the first day of its current taxable year and ending on the Closing Date. The Target Fund (including its predecessor fund, if any) has been eligible to compute its federal income tax under Section 852 of the Code. The Target Fund (including its predecessor fund, if any) has paid or made provision for the payment of any tax liability under Sections 852 or 4982 of the Code for any period ended on before the Closing Date. The Target Fund (including its predecessor fund, if any) has no earnings or profits accumulated with respect to any taxable year in which the provisions of Subchapter M of the Code did not apply to it. The Target Fund does not own any “converted property” (as that term is defined in Treasury Regulation Section 1.337(d)-7(a)(2)) that is subject to the rules of Section 1374 of the Code as a consequence of the application of Section 337(d)(1) of the Code and the Treasury Regulations promulgated thereunder. In order to (i) ensure continued qualification of the Target Fund for treatment as a “regulated investment company” for tax purposes and (ii) eliminate any tax liability of the Target Fund arising by reason of undistributed investment company taxable income or net capital gain, the Target Fund will declare on or prior to the Valuation Time on the Closing Date to the shareholders of the Target Fund a dividend or dividends that, together with all previous such dividends, shall have the effect of distributing (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date;

All issued and outstanding shares of the Target Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Target Trust, and are not, and on the Closing Date will not be, subject to preemptive or objecting shareholder rights. In every state where offered or sold, such offers and sales by the Target Fund have been in compliance in all material respects with applicable registration and/or notice requirements of the 1933 Act and state and District of Columbia securities laws;

The Target Trust, on behalf of the Target Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement has been duly authorized by all necessary action, if any, on the part of the board of trustees of the Target Trust and, subject to the approval of the shareholders of the Target Fund (only with respect to any obligations under this Agreement that are contingent on such shareholder approval) and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

The books and records of the Target Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under the laws, rules and regulations applicable to the Target Fund;

The Target Trust is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

The Target Fund has no unamortized or unpaid organizational fees or expenses;

The Target Fund has not changed its taxable year end within the most recent 60-month period ending on the last day of the month immediately preceding the Closing Date of a Reorganization, and it does not intend to change its taxable year end prior to the Closing Date;

The Target Fund (including the Acquiring Fund as its successor) will not be required to include any material item of income in, or exclude any material item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or prior to the Closing Date (including as a result of the transactions contemplated in this Agreement); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income Tax law) executed on or prior to the Closing Date; (iii) installment sale or open transaction disposition made on or prior to the Closing Date; or (iv) prepaid amount received on or prior to the Closing Date; and

The Target Fund has no actual or potential material liability for any Tax obligation of any taxpayer other than itself. The Target Fund (including its predecessor fund, if any) is not currently and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns except as disclosed on Schedule 4.1(t) with respect to certain state Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement (other than agreements the primary purpose of which do not relate to Taxes).

The Target Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Target Trust.

With respect to each Reorganization, the Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Trust and the applicable Target Fund as follows:

The Acquiring Fund is duly organized as a series of the Acquiring Trust, which is a statutory trust duly formed, validly existing, and in good standing under the laws of the State of Delaware, each with power under its Governing Documents, to own all of its properties and assets and to carry on its business as it is now being, and as it is contemplated to be, conducted, and to enter into this Agreement and perform its obligations hereunder;

The Acquiring Trust is a registered investment company classified as a management company of the open- end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of the shares of the Acquiring Fund under the 1933 Act are in full force and effect;

No consent, approval, authorization, or order of any court, governmental authority or FINRA is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been or will be (at or prior to the Closing Date) obtained under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico), each of which, as required, shall have been obtained on or prior to the Closing Date. No consent of or notice to any other third party or entity is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement;

The registration statement on Form N-14 (the “N-14 Registration Statement”) and any other prospectus and/ or statement of additional information of the Acquiring Fund to be used in connection with the Reorganization will conform at the time of their use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

The Acquiring Fund was formed solely for the purpose of effecting the Reorganizations, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing;

The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Acquiring Trust’s Governing Documents or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any lien, encumbrance, penalty, or additional fee under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund or the Acquiring Trust is a party or by which it is bound;

Except as set forth on Schedule 4.2(g), no litigation or administrative proceeding or investigation of or before any court, tribunal, arbitrator, governmental body, regulatory agency or FINRA is presently pending or, to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund, and no such litigation, proceeding or investigation, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of its business or the Acquiring Fund’s ability to consummate the transactions contemplated by this Agreement;

The Acquiring Fund (i) will elect to be taxed as a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date;

The Acquiring Trust, on behalf of the Acquiring Fund, has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the board of trustees of the Acquiring Trust, on behalf of the Acquiring Fund, and subject to the approval of shareholders of the Target Fund and the due authorization, execution and delivery of this Agreement by the other parties hereto, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

The shares of the Acquiring Fund to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund shares, and, upon receipt of the Target Fund’s Assets in accordance with the terms of this Agreement, will be fully paid and non-assessable by the Acquiring Trust;

The books and records of the Acquiring Fund are true and correct in all material respects and contain no material omissions with respect to information required to be maintained under laws, rules, and regulations applicable to the Acquiring Fund;

The Acquiring Trust is not under the jurisdiction of a court in a Title 11 or similar case within the meaning of Section 368(a)(3)(A) of the Code;

The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

With respect to each Reorganization, the Target Trust, on behalf of the Target Fund, and the Acquiring Trust, on behalf of the Acquiring Fund, represent and warrant as follows:

For federal income tax purposes, the fair market value of the Acquiring Fund’s shares that each Target Fund Shareholder receives will be approximately equal to the fair market value of the Target Fund shares it actually or constructively surrenders in exchange therefor;

The fair market value of the Assets will equal or exceed the Liabilities to be assumed by the Acquiring Fund and those to which the Assets are subject;

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUNDS

With respect to each Reorganization:

The Acquiring Fund and the Target Fund each: (i) will operate its business in the ordinary course and substantially in accordance with past practices between the date hereof and the Closing Date for the Reorganization, it being understood that such ordinary course of business may include the declaration and payment of customary dividends and distributions, and any other distribution that may be advisable, and (ii) shall use its reasonable best efforts to preserve intact its business organization and material assets and maintain the rights, franchises and business and customer relations necessary to conduct the business operations of the Acquiring Fund or the Target Fund, as appropriate, in the ordinary course in all material respects.

If required by the 1940 Act or other applicable law, the Target Trust will call a meeting of the shareholders of the Target Fund to be held prior to the Closing Date to consider and act upon this Agreement and to take all other action necessary to seek to obtain the required shareholder approval of the transactions contemplated herein.

The Target Fund covenants that the Acquiring Fund’s shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution thereof, other than to the Target Fund’s shareholders in accordance with the terms of this Agreement.

The Target Trust, on behalf of the Target Fund, will provide the Acquiring Fund with (1) a statement of the respective tax basis and holding period of all investments to be transferred by the Target Fund to the Acquiring Fund, (2) a copy (which may be in electronic form) of the shareholder ledger accounts including, without limitation, the name, address and taxpayer identification number of each shareholder of record, the number of shares of beneficial interest held by each shareholder, the dividend reinvestment elections applicable to each shareholder, and the backup withholding and nonresident alien withholding certifications, notices or records on file with the Target Fund with respect to each shareholder, for all of the shareholders of record of the Target Fund as of the close of business on the Closing Date, who are to become holders of the Acquiring Fund as a result of the transfer of Assets (the “Target Fund Shareholder Documentation”), certified by its transfer agent or its President or Vice-President to the best of their knowledge and belief, (3) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date, and (4) all FASB ASC 740-10-25 (formerly FIN 48) workpapers and supporting statements pertaining to the Target Fund (the “FIN 48 Workpapers”). The foregoing information to be provided within such timeframes as is mutually agreed by the parties.

Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done all things, reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

As soon as is reasonably practicable after the Closing, the Target Fund will make one or more distributions to its shareholders consisting of all shares of the applicable class of the Acquiring Fund received at the Closing, as set forth in Section 1.2(d) hereof.

If reasonably requested by the Acquiring Fund, the Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund a statement of the earnings and profits (accumulated and current) of the Target Fund for federal income tax purposes that will be carried over to the Acquiring Fund as a result of Section 381 of the Code. The information to be provided under this subsection shall be provided within such time frames as is mutually agreed by the parties.

The Acquiring Fund and the Target Fund shall each use their best efforts prior to Closing to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

It is the intention of the parties that each Reorganization will qualify as a reorganization with the meaning of Section 368(a)(1) of the Code. None of the parties to a Reorganization shall take any action or cause any action to be taken (including, without limitation the filing of any Tax Return) that is inconsistent with such treatment or results in the failure of such Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1) of the Code.

Any reporting responsibility of the Target Fund, including, but not limited to, the responsibility for filing regulatory reports, Tax Returns relating to tax periods ending on or prior to the Closing Date (whether due before or after the Closing Date), or other documents with the Commission, any state securities commission, and any Federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Target Fund, except as otherwise is mutually agreed by the parties.

The Target Trust, on behalf of the Target Fund, shall deliver to the Acquiring Fund copies of: (1) the federal, state and local income Tax Returns filed by or on behalf of the Target Fund (including its predecessor fund, if any) for the prior three (3) taxable years; and (2) any of the following that have been issued to or for the benefit of or that otherwise affect the Target Fund and which have continuing relevance: (a) rulings, determinations, holdings or opinions issued by any federal, state, local or foreign tax authority and (b) legal or Tax opinions.

The limited contingent deferred sales charge (“CDSC”) applicable to Class A of the Acquiring Fund issued in connection with the Reorganization will be calculated based on the CDSC schedule of Class A shares of the Target Fund and, for purposes of calculating the CDSC, recipients of such Class A shares of the Acquiring Fund shall be deemed to have acquired such shares on the date(s) that the corresponding shares of the Target Fund were acquired by the shareholder.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUNDS

With respect to each Reorganization, the obligations of the Target Trust, on behalf of the Target Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Target Trust’s waiver, of the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

All representations and warranties of the Acquiring Fund and the Acquiring Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

The Acquiring Trust shall have delivered to the Target Fund as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Time, except as they may be affected by the transactions contemplated by this Agreement; and

The Acquiring Trust and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Trust and the Acquiring Fund, on or before the Closing Time.

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS

With respect to each Reorganization, the obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject to the performance, or to the extent legally permissible, the Acquiring Fund’s waiver, of the obligations to be performed by the Target Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

All representations and warranties of the Target Trust and the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Time, with the same force and effect as if made on and as of the Closing Time;

The Target Trust shall have delivered to the Acquiring Trust on the Closing Date a certificate executed in its name by its President or Vice President and Treasurer, in form and substance reasonably satisfactory to the Acquiring Trust and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement;

If requested by the Acquiring Fund, the Target Trust, on behalf of the Target Fund, shall have delivered to the Acquiring Trust (i) a statement of the Target Fund’s Assets, a list of portfolio securities of the Target Fund showing the adjusted tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Target Trust, (ii) the Target Fund Shareholder Documentation, (iii) the tax books and records of the Target Fund for purposes of preparing any returns required by law to be filed for tax periods ending after the Closing Date (iv) the FIN 48 Workpapers, (v) to the extent permitted by applicable law, all information pertaining to, or necessary or useful in the calculation or demonstration of, the investment performance of the Target Fund, and/or (vi) a statement of earnings and profits as provided in Section 5.1(f);

The Target Trust shall have delivered to the Acquiring Trust as of the Closing Time a certificate executed in its name by its President or Vice President and Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of or with respect to the Target Fund made in this Agreement are true and correct at and as of the Closing Time;

The Custodian and the Target Transfer Agent shall have delivered the certificates contemplated by Sections 3.2(b) and 3.2(d) of this Agreement, respectively, each duly executed by an authorized officer of the Custodian, an authorized officer of the Target Transfer Agent or the Treasurer of the Target Trust, as applicable;

The Target Trust and the Target Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Target Trust and the Target Fund, on or before the Closing Time;

The Target Fund shall have declared and paid or cause to be paid a distribution or distributions prior to the Closing that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income (determined without regard to any deductions for dividends paid) and substantially all of its net capital gains (after reduction for any capital loss carryover), if any, for the period from the close of its last fiscal year to the Closing Time on the Closing Date; (ii) all of its investment company taxable income and net capital gains for its taxable year ended prior to the Closing Date to the extent not otherwise already distributed; and (iii) at least 90 percent of the excess, if any, of the Target Fund’s interest income excludible from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for its taxable year ended prior to the Closing Date and at least 90 percent of such net tax-exempt income for the period from the close of its last fiscal year to the Closing Time on the Closing Date.

The Target Trust, on behalf of the Target Fund, shall have duly executed and delivered to the Acquiring Trust such bills of sale, assignments, certificates and other instruments of transfer, including transfer instructions to the Custodian and instructions to the Acquiring Fund’s transfer agent as the Acquiring Trust may reasonably deem necessary or desirable to evidence the transfer to the Acquiring Fund by the Target Fund all of the right, title and interest of the Target Fund in and to the respective Assets of the Target Fund. In each case, the Assets of the Target Fund shall be accompanied by all necessary state stock transfer stamps or cash for the appropriate purchase price therefor;

The Acquiring Trust shall have received at the Closing: (i) a certificate of an authorized signatory of the Custodian stating that the Assets of the Target Fund have been delivered to the Acquiring Fund; and (ii) a certificate of an authorized signatory from the Custodian for the Acquiring Fund stating that the Assets of the Target Fund have been received.

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUNDS AND THE TARGET FUNDS

With respect to each Reorganization, if any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to the Target Fund or the Acquiring Fund, the Acquiring Trust or Target Trust, respectively, shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

The Agreement and transactions contemplated herein shall have been approved by the board of trustees of each of the Target Trust and Acquiring Trust. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.1;

If required by the 1940 Act or other applicable law, this Agreement shall have been approved by the requisite vote of the holders of the outstanding shares of a Target Fund in accordance with the provisions of the Target Trust’s Governing Documents, applicable law of the State of Delaware, and the 1940 Act, and certified copies of the voting record from the proxy solicitor evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither the Target Fund nor the Acquiring Fund may waive the conditions set forth in this Section 8.2;

On the Closing Date, no action, suit or other proceeding shall be pending or, to the Target Trust’s or the Acquiring Trust’s knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement, or the transactions contemplated herein;

All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Fund or Target Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not result in a material adverse effect on the Acquiring Fund or the Target Fund, provided that either party hereto may for itself waive any of such conditions;

The N-14 Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

The Target Trust (on behalf of each Target Fund) and the Acquiring Trust (on behalf of each Acquiring Fund) shall have received on or before the Closing Date an opinion of Alston & Bird, LLP (“Alston & Bird”) in form and substance reasonably acceptable to the Target Trust and the Acquiring Trust, as to the matters set forth on Schedule 8.6. In rendering such opinion, Alston & Bird may request and rely upon representations contained in certificates of officers of the Target Trust, the Acquiring Trust and others, and the officers of the Target Trust and the Acquiring Trust shall use their best efforts to make available such truthful certificates. Such opinion shall contain such limitations as shall be in the opinion of Alston & Bird appropriate to render the opinions expressed therein. Subject to receipt of the certificates referenced in this Section 8.6 and absent a change of law or change of fact between the date of this Agreement and the Closing, the Acquiring Fund agrees that such opinion shall state that the Reorganization will qualify as a “reorganization” under Section 368(a)(1) of the Code. Notwithstanding anything herein to the contrary, neither the Acquiring Trust nor the Target Trust may waive the conditions set forth in this paragraph 8.6.

EXPENSES

The Funds will pay no expenses associated with their participation in the Reorganization. The Adviser will pay all expenses incurred by the Acquiring Fund and the Target Fund in connection with this Agreement and the transactions contemplated hereby whether or not the Reorganization is consummated (the “Reorganization Expenses”). The Reorganization Expenses include, but are not limited to: (a) expenses associated with the preparation and filing of the N-1A and N-14 Registration Statements and amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund; (e) solicitation costs of the transaction; (f) expenses associated with special meetings of the Boards of Trustees of the Acquiring Trust and Target Trust in connection with the Reorganization; and (g) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, exchange fees, and securities registration fees). For avoidance of doubt, if the Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a RIC.

FINAL TAX RETURNS AND FORMS 1099 OF THE TARGET FUND

After the Closing Date, except as otherwise agreed to by the parties, the Target Trust shall or shall cause its agents to prepare any federal, state or local Tax Returns, including any Forms 1099, required to be filed by the Target Trust with respect to each Target Fund’s final taxable year ending with its complete liquidation and for any prior periods or taxable years and shall further cause such Tax Returns and Forms 1099 to be duly filed with the appropriate taxing authorities.

INDEMNIFICATION

Each party, i.e. the Target Fund and Acquiring Fund, (each an “Indemnitor”) shall indemnify and hold harmless the other party, each of such other party’s affiliated companies, and all trustees, officers, employees and agents of such other party (“Indemnified Parties”), against any and all losses, damages, or liabilities or any pending or completed actions, claims, suits complaints or investigations (including all reasonable expenses of litigation or arbitration), judgments, fines, or amounts paid in any settlement consented by the Indemnitor (which consent will not be unreasonably withheld), to which any Indemnified Party may become subject to (collectively, “Losses”) as a result or arising out of or relating to: (1) any grossly negligent acts, omissions, bad faith or willful misconduct in the performance of Indemnitor’s duties and obligations hereunder; (2) any material breach of the Indemnitor’s representations or warranties contained in this Agreement; (3) Indemnitor’s failure to comply with any material terms of this Agreement; or (4) any action of an Indemnified Party, upon instructions believed in good faith by the Indemnified Party to have been executed by a duly authorized officer or representative of the Indemnitor. No Indemnified Party, however, shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in such Indemnified Party’s position.

The Adviser and the Acquiring Fund (the “Acquiring Fund Indemnitors”) shall indemnify and hold harmless the Target Trust and all trustees, officers, employees and agents of the Target Trust (“Target Trust Indemnified Parties”), against any and all losses, damages, or liabilities or any pending or completed actions, claims, suits, complaints, examinations or investigations (including all reasonable expenses of investigations, examinations, litigation or arbitration), judgments, fines or amounts paid in any settlement consented by the Acquiring Fund Indemnitors (which consent will not be unreasonably withheld), to which any Target Trust Indemnified Party may become subject to (collectively, “Losses”) after the Reorganization as a result or arising out of or relating to the Target Fund to the extent such Losses would have been an expense payable by the Target Fund under the Target Trust Governing Documents but only to the extent such Losses are not covered by or payable under any insurance policy of the Target Trust, including any amounts subject to the deductible of such policy. No Target Trust Indemnified Party, however, shall be indemnified hereunder against any Losses arising directly from such Target Trust Indemnified Party’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in such Target Trust Indemnified Party’s position.

The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs and expenses in respect of which indemnity may be sought hereunder. In order that the indemnification provisions contained herein shall apply, upon the assertion of a claim or a loss for which either party may be required to indemnify the other, the party seeking indemnification shall promptly notify the other party of such assertion or loss, and shall keep the other advised with respect to all developments concerning such claim. The party who may be required to indemnify shall have the option to participate at its expense with the party seeking indemnification in the defense of such claim. In this event, the party seeking indemnification may not settle, compromise or consent to judgment except with the other party’s prior written consent. The obligations of the parties hereto under this Section shall survive termination of the Agreement.

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES AND COVENANTS

The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

TERMINATION

THIS AGREEMENT MAY BE TERMINATED AND THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE ABANDONED WITH RESPECT TO ONE OR MORE (OR ALL) REORGANIZATIONS BY MUTUAL AGREEMENT OF THE PARTIES.

AMENDMENTS

This Agreement may be amended, modified or supplemented in a writing signed by the parties hereto to be bound by such Amendment.

HEADINGS; GOVERNING LAW; COUNTERPARTS; ASSIGNMENT; LIMITATION OF LIABILITY

The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and applicable federal law, without regard to its principles of conflicts of laws.

This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

This Agreement may be executed in any number of counterparts, each of which shall be considered an original.

It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of their respective directors or trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the property of the applicable Target Fund or the applicable Acquiring Fund as provided in the Governing Documents of the applicable Target Trust or the applicable Acquiring Trust, respectively. The execution and delivery by such officers of this Agreement or any certificates or other documentation shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of such party.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be approved on behalf of each Acquiring Fund and Target Fund.

Northern Lights Fund Trust, each on behalf of its respective series identified on Exhibit A hereto

By:
Name:
Title:

Northern Lights Fund Trust II, each on behalf of its respective series identified on Exhibit A hereto

By:
Name:
Title:

With respect to Section 9.1 and 11.2 only, Beacon Capital Management, Inc

By:
Name:
Title:

EXHIBIT A

CHART OF REORGANIZATIONS

TARGET FUND (AND TARGET SHARE CLASSES) AND TARGET TRUST	ACQUIRING FUND (AND SHARE CLASSES) AND ACQUIRING TRUST
Astor Dynamic Allocation Fund, a series of Northern Lights Fund Trust	Beacon Dynamic Allocation Fund, a series of Northern Lights Fund Trust II
Class A	Class A
Class C	Class C
Class I	Class I

Astor Sector Allocation Fund, a series of Northern Lights Fund Trust	Beacon Dynamic Allocation Fund, a series of Northern Lights Fund Trust II
Class A	Class A
Class C	Class C
Class I	Class I

Schedule 1.2(b) Excluded Assets

[None]

Schedule 1.2(c) Excluded Liabilities

[None]

Schedule 4.1(h)

Target Fund Litigation, Administrative Proceedings and Investigations

[None]

Schedule 4.1(t) Target Fund Tax Returns

[None]

Schedule 4.2(g)

Acquiring Fund Litigation, Administrative Proceedings and Investigations

[None]

Schedule 8.6

Tax Opinions

(i) The acquisition by the Acquiring Fund of substantially all of the assets of the Target Fund, as provided for in the Agreement, in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund, followed by the distribution by the Target Fund to its shareholders of the Acquiring Fund shares in complete liquidation of the Target Fund, will qualify as a reorganization within the meaning of Section 368(a)(1) of the Code, and the Target Fund and the Acquiring Fund each will be a “party to the reorganization” within the meaning of Section 368(b) of the Code.

(ii) No gain or loss will be recognized by the Target Fund upon the transfer of substantially all of its assets to, and assumption of its liabilities by, the Acquiring Fund in exchange solely for Acquiring Fund shares pursuant to Section 361(a) and Section 357(a) of the Code.

(iii) No gain or loss will be recognized by the Acquiring Fund upon the receipt by it of substantially all of the assets of the Target Fund in exchange solely for the assumption of the liabilities of the Target Fund and issuance of the Acquiring Fund shares pursuant to Section 1032(a) of the Code.

(iv) No gain or loss will be recognized by the Target Fund upon the distribution of the Acquiring Fund shares by the Target Fund to its shareholders in complete liquidation (in pursuance of the Agreement) pursuant to Section 361(c)(1) of the Code.

(v) The tax basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Target Fund immediately prior to the transfer pursuant to Section 362(b) of the Code.

(vi) The holding periods of the assets of the Target Fund in the hands of the Acquiring Fund will include the periods during which such assets were held by the Target Fund pursuant to Section 1223(2) of the Code.

(vii) No gain or loss will be recognized by the shareholders of the Target Fund upon the exchange of all of their Target Fund shares for the Acquiring Fund shares pursuant to Section 354(a) of the Code.

(viii) The aggregate tax basis of the Acquiring Fund shares to be received by each shareholder of the Target Fund will be the same as the aggregate tax basis of Target Fund shares exchanged therefor pursuant to Section 358(a)(1) of the Code.

(ix) The holding period of Acquiring Fund shares received by a shareholder of the Target Fund will include the holding period of the Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as a capital asset on the date of the exchange pursuant to Section 1223(1) of the Code.

(x) For purposes of Section 381 of the Code, the Acquiring Fund will succeed to and take into account, as of the date of the transfer as defined in Section 1.381(b)-1(b) of the income tax regulations issued by the United States Department of the Treasury (the “Income Tax Regulations”), the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Income Tax Regulations thereunder.

The foregoing opinion may state that no opinion is expressed as to the effect of the Reorganization on a Target Fund, Acquiring Fund or any Target Fund Shareholder with respect to any asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

APPENDIX B

FINANCIAL HIGHLIGHTS OF THE TARGET DYNAMIC FUND

The Acquiring Fund will adopt the financial statements of the Target Dynamic Fund, the accounting survivor of the Reorganizations. The financial highlights tables are intended to help you understand the Target Dynamic Fund’s financial performance for the past five fiscal years and are included in the Target Dynamic Fund’s Prospectus which is incorporated herein by reference. This information has been derived from the financial statements audited by Cohen & Company, Ltd., the Target Dynamic Funds’ Independent Registered Public Accounting Firm, whose report, along with the Target Dynamic Fund’s financial statements, are included in the Target Dynamic Fund’s July 31, 2024 annual report which is incorporated herein by reference. The financial performance and unaudited financial statements of the Target Dynamic Fund for the six month period ended January 31, 2025, are also included in the Target Dynamic Fund’s Semi-Annual Report which is incorporated herein by reference.

The table below sets forth financial data for one share of beneficial interest outstanding throughout each year.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class A
	Six Months Ended January 31, 2025		Year Ended July 31, 2024		Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020
	(Unaudited)
Net asset value, beginning of period/year	$13.55		$12.40		$12.39	$15.13	$12.86	$13.44
Activity from investment operations:
Net investment income(1)	0.17		0.31		0.23	0.03	0.03	0.08
Net realized and unrealized gain (loss) on investments	0.46		1.08		0.32	(0.85)	2.30	(0.33)
Total from investment operations	0.63		1.39		0.55	(0.82)	2.33	(0.25)
Less distributions from:
Net investment income	(0.39)		(0.24)		(0.18)	(0.06)	(0.04)	(0.09)
Net realized gains	(0.88)		-		(0.36)	(1.86)	(0.02)	(0.22)
Return of capital	-		-		-	-	-	(0.02)
Total distributions	(1.27)		(0.24)		(0.54)	(1.92)	(0.06)	(0.33)
Net asset value, end of period/year	$12.91		$13.55		$12.40	$12.39	$15.13	$12.86
Total return(2)	4.94	%(8)	11.35%		4.65%	(6.59)%	18.20%	(2.02)%
Net assets, at end of period/year (000s)	$9,052		$10,365		$10,086	$10,469	$11,834	$14,089
Ratio of gross expenses to average net assets(3)(4)	1.82	%(9)	1.67	%(6)	1.67%	1.58%	1.59%	1.53%
Ratio of net expenses to average net assets(4)	1.40	%(9)	1.41	%(7)	1.40%	1.40%	1.40%	1.40%
Ratio of net investment income to average net assets(4)(5)	2.53	%(9)	2.43%		1.89%	0.20%	0.21%	0.63%
Portfolio Turnover Rate	97	%(8)	151%		73%	122%	111%	116%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes any sales charges (loads) and redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Gross expenses before waivers (excluding overdraft custody expense of 0.01%) was 1.66% for the year ended July 31, 2024.
(7)	Net expenses after waivers (excluding overdraft custody expense of 0.01%) was 1.40% for the year ended July 31, 2024.
(8)	Not annualized.
(9)	Annualized

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class C
	Six Months Ended January 31, 2025		Year Ended July 31, 2024		Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020
	(Unaudited)
Net asset value, beginning of period/year	$12.60		$11.55		$11.60	$14.33	$12.26	$12.87
Activity from investment operations:
Net investment income(loss)(1)	0.11		0.20		0.13	(0.07)	(0.08)	(0.02)
Net realized and unrealized gain (loss) on investments	0.42		1.02		0.28	(0.79)	2.19	(0.32)
Total from investment operations	0.53		1.22		0.41	(0.86)	2.11	(0.34)
Less distributions from:
Net investment income	(0.35)		(0.17)		(0.10)	(0.01)	(0.02)	(0.03)
Net realized gains	(0.88)		-		(0.36)	(1.86)	(0.02)	(0.22)
Return of capital	-		-		-	-	-	(0.02)
Total distributions	(1.23)		(0.17)		(0.46)	(1.87)	(0.04)	(0.27)
Net asset value, end of period/year	$11.90		$12.60		$11.55	$11.60	$14.33	$12.26
Total return(2)	4.51	%(8)	10.62%		3.79%	(7.22)%	17.25%	(2.74)%
Net assets, at end of period/year (000s)	$13,875		$15,215		$16,929	$22,446	$31,288	$33,278
Ratio of gross expenses to average net assets(3)(4)	2.57	%(9)	2.42	%(6)	2.42%	2.33%	2.34%	2.28%
Ratio of net expenses to average net assets(4)	2.15	%(9)	2.16	%(7)	2.15%	2.15%	2.15%	2.15%
Ratio of net investment income to average net assets(4)(5)	1.76	%(9)	1.68%		1.15%	(0.55)%	(0.55)%	(0.14)%
Portfolio Turnover Rate	97	%(8)	151%		73%	122%	111%	116%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Gross expenses before waivers (excluding overdraft custody expense of 0.01%) was 2.41% for the year ended July 31, 2024.
(7)	Net expenses after waivers (excluding overdraft custody expense of 0.01%) was 2.15% for the year ended July 31, 2024.
(8)	Not annualized.
(9)	Annualized

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented

	Astor Dynamic Allocation Fund Class I
	Six Months Ended January 31, 2025		Year Ended July 31, 2024		Year Ended July 31, 2023	Year Ended July 31, 2022	Year Ended July 31, 2021	Year Ended July 31, 2020
	(Unaudited)
Net asset value, beginning of period/year	$13.63		$12.46		$12.44	$15.18	$12.90	$13.47
Activity from investment operations:
Net investment income(1)	0.19		0.35		0.26	0.06	0.06	0.11
Net realized and unrealized gain (loss) on investments	0.46		1.09		0.32	(0.86)	2.31	(0.33)
Total from investment operations	0.65		1.44		0.58	(0.80)	2.37	(0.22)
Less distributions from:
Net investment income	(0.41)		(0.27)		(0.20)	(0.08)	(0.07)	(0.10)
Net realized gains	(0.88)		-		(0.36)	(1.86)	(0.02)	(0.22)
Return of capital	-		-		-	-	-	(0.03)
Total distributions	(1.29)		(0.27)		(0.56)	(1.94)	(0.09)	(0.35)
Net asset value, end of period/year	$12.99		$13.63		$12.46	$12.44	$15.18	$12.90
Total return(2)	5.03	%(8)	11.68%		4.93%	(6.40)%	18.49%	(1.74)%
Net assets, at end of period/year (000s)	$47,938		$47,941		$73,932	$89,960	$114,744	$180,929
Ratio of gross expenses to average net assets(3)(4)	1.57	%(9)	1.42	%(6)	1.42%	1.33%	1.34%	1.28%
Ratio of net expenses to average net assets(4)	1.15	%(9)	1.16	%(7)	1.15%	1.15%	1.15%	1.15%
Ratio of net investment income to average net assets(4)(5)	2.77	%(9)	2.77%		2.15%	0.45%	0.45%	0.86%
Portfolio Turnover Rate	97	%(8)	151%		73%	122%	111%	116%

(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes redemption fees.
(3)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the advisor and affiliates.
(4)	Does not include the expenses of other investment companies in which the Fund invests.
(5)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(6)	Gross expenses before waivers (excluding overdraft custody expense of 0.01%) was 1.82% for the year ended July 31, 2024.
(7)	Net expenses after waivers (excluding overdraft custody expense of 0.01%) was 1.15% for the year ended July 31, 2024.
(8)	Not annualized.
(9)	Annualized

APPENDIX C

OWNERSHIP OF SHARES OF THE TARGET FUND

As of August 31, 2025, the Target Fund’s shareholders of record and/or beneficial owners (to the Target Fund’s knowledge) who owned 5% or more of each of the Target Fund’s shares are set forth below:

Astor Dynamic Allocation Fund

Name and Address	Shares Owned	Percentage Held	Type of Ownership
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS Class I	119,209.4190	3.62%	Record
LPL FINANCIAL/A/C 1000-0005 Class I	328,028.5600	9.97%	Record
LPL FINANCIAL/A/C 1000-0005 Class C	358,306.0150	36.10%	Record
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS Class A	60,049.9040	9.50%	Record
[●]LPL FINANCIAL/A/C 1000-0005 Class A	159,559.6660	25.25%	Record
[●]CHARLES SCHWAB & CO INC./SPECIAL CUSTODY ACCOUNT FOR THE Class A	67,096.5770	10.62%	Record

Astor Sector Allocation Fund

Name and Address	Shares Owned	Percentage Held	Type of Ownership
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS Class A	65,506.1650	16.47%	Record
[●]LPL FINANCIAL/A/C 1000-0005 Class A	72,073.7900	18.12%	Record
[●]CHARLES SCHWAB & CO INC./SPECIAL CUSTODY ACCOUNT FOR THE Class A	28,220.7720	7.09%	Record
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS Class C	16,594.3450	8.36%	Record
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS Class I	29,470.9820	7.21%	Record
LPL FINANCIAL/A/C 1000-0005 Class I	27,281.6810	6.68%	Record
PERSHING LLC IRA FBO HUEI LING CH	32,087.8060	7.85%^	Record

Persons or entities that own 25% or more of the outstanding shares of beneficial interest of the Target Fund as of September 30, may be presumed to “control” the Fund under the 1940 Act. An entity or person that “controls” the Target Fund could have effective voting control over the Target Fund. It may not be possible for matters subject to a vote of a majority of the outstanding voting securities of the Target Fund to be approved without the affirmative vote of such “controlling” shareholders, and it may be possible for such matters to be approved by such shareholders without the affirmative vote of any other shareholders.

As of August 31, 2025, the Trustees and Officers of NLFT, as a group, owned less than 1% of the outstanding shares of the Target Fund’s class shares. The Trustees and Officers did not own any shares of the Target Fund’s class shares.

APPENDIX D

SHAREHOLDER INFORMATION FOR THE ACQUIRING FUND

Share Price

Shares of the Fund are sold at net asset value (“NAV”). The NAV of the Fund is determined at close of regular trading of the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of the Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities listed on an exchange are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities other than overseeing pricing service providers used by the Trust. This designation is, subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to oversee the Valuation Designee’s fair value determinations effectively. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board is responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the valuation procedures established by the Board.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.

In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund. Because the Fund may invest directly or indirectly through underlying exchanged traded funds (“ETFs”) in securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the Fund or underlying ETFs do not price their shares, the value of some of the Fund’s portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing the NAV, the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before the Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Choosing a Share Class

The Trust has adopted a multiple class plan that allows the Fund to offer one or more classes of shares. The Fund has registered two classes of shares—Institutional Class shares, and Investor Class shares. The different classes of shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and may have different share prices as outlined below: Not all share classes may be available for purchase in all states.

●	Institutional Class shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Institutional Class shares require a minimum initial investment of $100,000.

●	Investor Class shares of the Fund are sold at NAV without an initial sales charge. This means that 100% of your initial investment is placed into shares of a Fund. Investor Class shares require a minimum initial investment of $2,500. Investor Class shares are charged a 0.25% Rule 12b-1 distribution and servicing fee.

The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with a Fund and are authorized to buy and sell shares of the Fund that charge their customers transaction or other distribution or service fees with respect to their customers’ investments in the Fund.

More About Institutional Class Shares

Institutional Class shares may be purchased without the imposition of any sales charges. The Fund offers Institutional Class shares primarily for direct investment by investors such as pension and profit-sharing plans, employee benefit trusts, endowments, foundations, corporations and high net worth individuals. Institutional Class shares may also be offered through certain financial intermediaries (including broker-dealers) and their agents in fee based and other programs. In these programs financial intermediaries have made arrangements with the Fund and are authorized to buy and sell shares of the Fund that charges its customers transaction or other distribution or service fees with respect to its customer’s investments in the Fund. Institutional Class shares are sold at NAV without an initial sales charge. The minimum initial investment in Institutional Class shares of a Fund is $100,000, and the minimum subsequent investment in Investor Class shares is $1,000.

More About Investor Class Shares

Investor Class shares of the Fund are sold at NAV without an initial sales charge and are subject to 12b-1 distribution and shareholder servicing fees of up to 0.25% of the average daily net assets of Investor Class shares. This means that 100% of your initial investment is placed into shares of a Fund. The minimum initial investment in Investor Class shares is $2,500, and the minimum subsequent investment in Investor Class shares is $500.

How to Purchase Shares

Purchase by Mail. To purchase the Fund’s shares by mail, simply complete and sign the Account Application and mail it, along with a check made payable to “Beacon Dynamic Allocation Fund”:

via Regular mail:	via Overnight mail:
Ultimus Fund Solutions, LLC	Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

Purchase through Brokers. You may invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund. You should carefully read the program materials provided to you by your servicing agent. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf.

Purchase by Wire. If you wish to wire money to make an investment in the Fund, please call the Fund at 1-855-580-0900 for wiring instructions and to notify the Fund that a wire transfer is coming. Any commercial bank can transfer same day to the Fund via wire. The Fund will normally accept wired transfers for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same day to the Fund.

Automated Clearing House (ACH) Purchase. Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Fund requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Fund may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Automatic Investment Plan. You may participate in the Fund’s Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in a Fund through the use of electronic Fund transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $100 on specified days of each month into your established Fund account. Please contact the Fund at 1-855-580-0900 for more information about the Fund’s Automatic Investment Plan. Minimum initial investment requirements may be waived for Automatic Investment Plan investors, at a Fund’s discretion.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. Fund for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. Make all checks payable to “Beacon Dynamic Allocation Fund”. The Fund will not accept payment in cash, cashier’s checks or money orders. To prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient Fund.

Anti-Money Laundering Program. The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Fund in verifying your identity. Until such verification is made, a Fund may temporarily limit additional share purchases. In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

In order to ensure compliance with these laws, the Account Application asks for, among other things, the following information for all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

●	full name;

●	date of birth (individuals only);

●	Social Security or taxpayer identification number; and

●	permanent street address (P.O. Box only is not acceptable).

Accounts opened by entities, such as corporations, limited liability companies, partnerships or trusts, will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act and other applicable anti-money laundering laws and regulations, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your Account Application, please contact the Transfer Agent at 1-855-580-0900.

How to Redeem Shares

The Fund typically expects that it will take up to 7 days following the receipt of your redemption request to pay out redemptions from cash, cash equivalents, proceeds from the sale of the Fund shares, any line of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions.

You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to the Fund:

via regular mail:	via overnight mail:
c/o Ultimus Fund Solutions, LLC	c/o Ultimus Fund Solutions, LLC
P.O. Box 541150	4221 North 203rd Street, Suite 100
Omaha, NE 68154	Elkhorn, NE 68022

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-580-0900. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserve the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Fund, the transfer agent nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Fund or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Fund nor its transfer agent will be held liable if you are unable to place your trade due to high call volume.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of the Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Fund’s transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Systematic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Fund’s Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from the Fund through the use of electronic Fund transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $100 on specified days of each month into your established bank account. Please contact the Fund at 1-855-580-0900 for more information about the Fund Systematic Withdrawal Plan.

Redemptions in Kind: The Fund reserve the right to honor requests for redemption or repurchase orders made by a shareholder during any 90-day period by making payment in whole or in part in portfolio securities (“redemption in kind”) if the amount of such a request is large enough to affect operations (if the request is greater than the lesser of $250,000 or 1% of the Fund’s net assets at the beginning of the 90-day period). The securities will be chosen by the Fund and valued using the same procedures as used in calculating the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash and securities redeemed in-kind remain at the risk of the market until they are sold and the shareholder will bear market risk until the securities are converted to cash.

When Redemptions are Sent: Once the Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of a request in “good order.” If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●	The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●	The request must identify your account number;

●	The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●	If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: If you wish to change the bank or brokerage account that you have designated on your account, you may do so at any time by writing to the Fund with your signature guaranteed. A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers. You will need your signature guaranteed if:

●	you request a redemption to be made payable to a person not on record with the Fund;

●	you request that a redemption be mailed to an address other than that on record with the Fund;

●	the proceeds of a requested redemption exceed $50,000;

●	any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

●	your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations). Further documentation will be required to change the designated account if shares are held by a corporation, fiduciary or other organization. A notary public cannot guarantee signatures.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request whether the Fund should withhold federal income tax. Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: If at any time your account balance falls below $5,000 for Institutional Class shares, the Fund may notify you that, unless the account is brought up to at least $5000 for Institutional Class shares within 60 days of the notice; your account could be closed. After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record. Your account will not be closed if the account balance drops below required minimum due to a decline in NAV.

Internet Transactions

To establish internet transaction privileges, you must enroll through the website, www.beaconinvestingetfs.com. You automatically have the ability to establish internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. To purchase shares through the website, you must also have ACH instructions on your account. Redemption proceeds may be sent to you by check to the address or record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums and maximums as other transaction methods. You should be aware that the internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Fund and its service providers have established certain security procedures, the Fund, their distributor and their transfer agent cannot assure you that trading information will be completely secure. There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the website is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Fund nor their transfer agent, distributor nor Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Conversion of Shares

A share conversion is a transaction in which shares of one class of the Fund are exchanged for shares of another class of the Fund. Share conversions can occur between Investor Class and Institutional Class shares of the Fund. Generally, share conversions occur when a shareholder becomes eligible for another share class of the Fund or no longer meets the eligibility criteria of the share class owned by the shareholder (and another class exists for which the shareholder would be eligible). Please note that a share conversion is generally a non-taxable event, but you should consult with your personal tax advisor on your particular circumstances. Please also note, all share conversion requests must be approved by the Adviser.

A request for a share conversion will not be processed until it is received in “good order” (as defined above) by the Fund or your financial intermediary. To receive the NAV of the new class calculated that day, conversion requests must be received in good order by the Fund or your financial intermediary before 4:00 p.m., Eastern Time or the financial intermediary’s earlier applicable deadline. Please note that, because the NAV of each class of the Fund will generally vary from the NAV of the other class due to differences in expenses, you will receive a number of shares of the new class that is different from the number of shares that you held of the old class, but the total value of your holdings will remain the same.

The Fund’s frequent trading policies will not be applicable to share conversions. If you hold your shares through a financial intermediary, please contact the financial intermediary for more information on share conversions. Please note that certain financial intermediaries may not permit all types of share conversions. The Fund reserve the right to terminate, suspend or modify the share conversion privilege for any shareholder or group of shareholders.

The Fund reserves the right to automatically convert shareholders from one class to another if they either no longer qualify as eligible for their existing class or if they become eligible for another class. Such mandatory conversions may be as a result of a change in value of an account due to market movements, exchanges or redemptions. The Fund will notify affected shareholders in writing prior to any mandatory conversion.

Tools to Combat Frequent Transactions

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund’s Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund’s “Market Timing Trading Policy;” and

●	Rejecting or limiting specific purchase requests.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund’s shareholders.

Based on the frequency of short-term trades, the Adviser or Transfer Agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund’s Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase or exchange requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the Adviser will be liable for any losses resulting from rejected purchase or exchange orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund. While the Fund will encourage financial intermediaries to apply the Fund’s Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund’s Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund’s Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund’s Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

Householding. To reduce expenses, the Fund mail only one copy of the Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-855-580-0900 on days the Fund is open for business or contact your financial institution. The Fund will begin sending you individual copies thirty days after receiving your request.

Distribution of Fund Shares

The Distributor

Northern Lights Distributors, LLC (the “Distributor”) is located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, and serves as distributor and principal underwriter to the Fund. The Distributor is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of the Fund are offered on a continuous basis.

Distribution and Shareholder Servicing (12b-1) Plan

The Fund has adopted a Distribution and Shareholder Servicing Plan pursuant to Rule 12b-1 (the “12b-1 Plan”) under the 1940 Act for Investor Class shares. Under the Investor Class 12b-1 Plan, Investor Class shares of the Fund are authorized to pay the distributor, or such other entities as approved by the Board of Trustees, a fee for the promotion and distribution of the Fund and the provision of personal services to shareholders. The maximum amount of the fee authorized is 0.25% of the Fund’s average daily net assets annually for the Investor Class shares. The Distributor may pay any or all amounts received under the 12b-1 Plans to other persons, including the Adviser, for any distribution or service activity. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment in the Fund and may cost you more than paying other types of sales charges. In addition to the fees paid under the 12b-1 Plan, the Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including the Adviser and affiliates of the Adviser, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

Additional Compensation to Financial Intermediaries

The distributor, its affiliates and the Adviser, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Adviser may also pay cash compensation in the form of finder’s fees that vary depending on the dollar amount of the shares sold.

Distributions and Taxes

Tax Status, Dividends and Distributions

Any sale or exchange of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account). When you redeem your shares you may realize a taxable gain or loss. This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold. (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December. The distributions will be reinvested in shares of the respective Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares. Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash. Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January. Each year the Fund will inform you of the amount and type of your distributions. IRAs and other qualified retirement plans are exempt from federal income taxation until retirement proceeds are paid out to the participant.

Your redemptions, including exchanges, may result in a capital gain or loss for federal income tax purposes. A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them. The Fund must report to the IRS and furnish to shareholders the cost basis information for shares purchased and sold. The Fund has chosen average cost as its standing (default) tax lot identification method for all shareholders, which means this is the method the Fund will use to determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing NAVs, and the entire position is not sold at one time. Shareholders may, however, choose a method other than the Fund’s standing method at the time of their purchase or upon sale of covered shares. Shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how cost basis reporting applies to them. Shareholders also should carefully review the cost basis information provided to them by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS. If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires the Fund to withhold a percentage of any dividend, redemption or exchange proceeds. Each Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number. If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. Each Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

This summary is not intended to be and should not be construed to be legal or tax advice. This summary is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. The tax considerations relevant to a specific shareholder depend upon its specific circumstances, and this summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Code, the Federal Income Tax Regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis). You should consult your own independent tax advisors to determine the tax consequences of owning the Fund’s shares.

Other Reporting and Withholding Requirements. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a 30% withholding tax on: (a) income and dividends paid by the Fund and (b) certain capital gain distributions and the gross proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2018. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it either enters into a valid agreement with the IRS or otherwise complies with the specific requirements and provisions of an applicable intergovernmental agreement, in each case to, among other requirements, to collect and report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

APPENDIX E

PRINCIPAL RISKS OF THE ACQUIRING FUND

The following provides additional information about the principal risks of investing in the Acquiring Fund.

●	Alternative and Specialty Assets Risk: The Fund may purchase ETFs that invest in “alternative asset” or “specialty” market segments. The risks and volatility of these investments are linked to narrow segments of the economy such as commodities, real estate, or currencies. Inverse ETFs limit the Fund’s participation in certain market gains.

●	Commodity Risk: Investing in the commodities markets may subject the Fund to greater volatility than investments in traditional securities. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions.

●	Credit Risk: Debt issuers may not make interest or principal payments, resulting in losses to the Fund. In addition, the credit quality of securities held by an ETF may be lowered if an issuer’s financial condition changes. These risks are more pronounced for securities at the lower end of the investment grade credit quality spectrum, such as those rated BBB- or lower by Standard & Poor’s Ratings Group or another NRSRO.

●	Currency Risk (Domestic and Foreign): The risk that material changes in currency exchange rates will negatively affect securities denominated in, and/or receiving revenues in, foreign and domestic currencies. Currency trading risks include market risk, credit risk and country risk. Market risk results from adverse changes in exchange rates in the currencies the Fund is long or short. Credit risk results because a currency-trade issuer may default. Country risk arises because a government may interfere with transactions in its currency.

●	Emerging Market Risk: Investing in emerging markets involves not only the risks described below with respect to investing in foreign securities, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the securities of issuers in emerging market typically is small, and a low or nonexistent trading volume in those securities may result in a lack of liquidity and price volatility.

●	Equity Risk: The net asset value of the Fund will fluctuate based on changes in the value of the equity securities in which it invests through ETFs. Equity prices can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

●	ETF Risk: ETFs are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, your cost of investing in the Fund will be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in bonds. Each ETF is subject to specific risks, depending on its investments. ETF shares may trade at a discount or a premium in market price if there is a limited market in such shares. ETFs are also subject to brokerage and other trading costs, which could result in greater expenses to the Fund. If the Fund invests a significant portion of its assets in ETFs offered by one ETF sponsor, the Fund could be exposed to additional risks and losses if the sponsor’s ETFs fall out of favor in the marketplace and trading volumes cause the ETF’s market prices to decline.

●	Fixed-Income Risk: When the Fund invests in fixed-income ETFs, the value of your investment in the Fund will fluctuate with changes in interest rates. Rising interest rates will cause a bond’s value to decline. Defaults by fixed income issuers will also harm performance. Other risk factors impacting fixed-income securities include credit risk, maturity risk, market risk, extension or prepayment risk, illiquid security risks, investment-grade securities risk. These risks could affect the value of a particular investment by the Fund possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

●	Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values, adverse political, social and economic developments, less liquidity, greater volatility, less developed or less efficient trading markets, political instability and differing auditing and legal standards.

●	High Yield or Junk Bond Risk: Lower-quality bonds and other debt securities, known as “high yield” or “junk” bonds, are considered speculative and present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

●	Inverse ETF Risk: Inverse ETFs are designed to rise in price when stock prices are falling. Inverse ETFs may employ leverage, which magnifies tend to limit the changes in the Fund’s participation in overall market-wide gains. Accordingly, their performance over longer terms can perform very differently than underlying stock index upon which they are based assets and benchmarks, and volatile markets can amplify this effect. Any strategy that includes inverse securities could cause the Fund to suffer significant losses.

●	Management Risk: The Adviser’s dependence on its proprietary macroeconomic analysis and judgments about the attractiveness, value and potential appreciation of particular asset classes in which the Fund invests (long or short via inverse ETFs) may prove to be incorrect and may not produce the desired results.

●	Market and Geopolitical Risk: The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as a worldwide pandemic, terrorist attacks, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund. The COVID-19 global pandemic had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your investment. Therefore, the Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates can have the same impact on all types of securities and instruments. In times of severe market disruptions you could lose your entire investment.

●	Portfolio Turnover Risk: A higher portfolio turnover may result in higher transactional and brokerage costs associated with the turnover which may reduce the Fund’s return, unless the securities traded can be bought and sold without corresponding commission costs. Active trading of securities may also increase the Fund’s realized capital gains or losses, which may affect the taxes you pay as the Fund shareholder. The Fund’s portfolio turnover rate is expected to be above 100% annually.

●	Real Estate Investment Trust (REIT) Risk: Investing in REITs, involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.

●	Small and Medium Capitalization Company Risk: Securities of small and medium capitalization companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

●	Sovereign Debt Risk: These investments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

APPENDIX F

INTERIM ADVISORY AGREEMENT AND NEW ADVISORY AGREEMENT

INTERIM INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

BEACON CAPITAL MANAGEMENT, INC.

AGREEMENT (the “Agreement”), made as of August 1, 2025 between Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), and Beacon Capital Management, Inc. an Ohio corporation (the “Adviser”) located at 7777 Washington Village Drive, Suite 280, Dayton, OH 45459.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in Astor Dynamic Allocation Fund and Astor Sector Allocation Fund (the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940 (the “Advisers Act”);

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to the Funds in the manner and on the terms and conditions hereinafter set forth;

WHEREAS, the Adviser has entered into this Agreement, in part, as the result of the termination of the Investment Advisory Agreement between Northern Lights Fund Trust and Astor Investment Management, LLC, dated June 30, 2014 (the “Prior Advisory Agreement”);

WHEREAS, the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, have determined that the scope and quality of services to be provided to the Trust under this Agreement will be at least equivalent to the scope and quality of services provided under the Prior Advisory Agreement;

WHEREAS, a majority of the Trustees of the Trust are not interested persons of the Trust, and those Trustees select and nominate any other disinterested Trustees of the Trust;

WHEREAS, the legal counsel for the independent Trustees of the Trust is an independent legal counsel;

WHEREAS, the Board of Trustees of the Trust has voted to approve this Agreement before the Prior Advisory Agreement terminated; and

WHEREAS, the Trust desires to retain Adviser to provide a continuous investment program for the assets of the Funds.

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to the Funds and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of the Funds in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by the Funds, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv) provided the transaction complies with the Trust’s Rule 17e-1 policies and procedures.

The Adviser shall carry out its duties with respect to the Funds’ investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Funds’ current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Funds to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Funds, under federal and state securities and tax laws.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Funds. The Funds shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Funds, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Funds’ cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Funds’ net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Funds’ investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Funds under the Act and the registration of the Funds’ shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Funds’ shares under securities laws of various states or jurisdictions, and of registration and qualification of the Funds under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Funds shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Funds in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Funds’ portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Funds to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including, without limitation, the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, the Funds shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate applicable to the Funds is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement.

The fees earned under this Agreement will be computed daily and held in an interest-bearing escrow account with the Trust’s custodian or a bank. If a majority of the Funds’ outstanding voting securities approve a long-term advisory agreement with the Adviser by the end of the duration of this Agreement, the amount in the escrow account earned, including interest earned (if any), will be paid to the Adviser. If a majority of the Funds’ outstanding voting securities do not approve a long-term advisory agreement with the Adviser, the Adviser will be paid out of the escrow account, the lesser of: any costs incurred in performing this Agreement (plus interest earned on that amount while in escrow); or the total amount in the escrow account earned (plus interest earned).

If this Agreement is terminated prior to the end of any calendar month, the fee, subject to the escrow provisions of this Section, shall be pro-rated for the portion of any month in which this Agreement is in effect according to the proportion which the number of calendar days, during which this Agreement is in effect, bears to the number of calendar days in the month, and shall be payable within 10 days after the date of termination.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of the Funds may be invested from time to time. Such proxies will be voted in a manner that the Adviser deems, in good faith, to be in the best interest of the Funds and in accordance with the Adviser’s proxy voting policy. The Adviser has provided a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and the Adviser agrees to provide any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats the Funds as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of the Funds’ Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Trust with a copy of the code and evidence of its adoption. The Adviser will provide to the Board of Trustees of the Trust at least annually a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of the Funds. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

13.1 Duration. This Agreement, unless sooner terminated as provided herein, shall become effective on the date it is executed (the “Effective Date”) and shall continue in effect until the earlier of: (i) 150 days from the Effective Date; or (ii) the effective date of a definitive investment advisory agreement between the Adviser and the Trust, on behalf of the Funds, that has been approved by shareholders of the Funds; provided, however, that it shall remain in effect for such longer period as the SEC or its staff shall permit.

13.2 Termination. This Agreement may be terminated at any time, without the payment of any penalty by the vote from: (1) the Trustees of the Trust or (2) a majority of the Funds’ outstanding voting securities, on not more than 10 calendar days’ written notice to the Adviser.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of each Fund affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by the Funds, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Funds.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and the Fund may be identified, in part, by the name “Northern Lights.”

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or the Funds, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or the Funds, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of the Funds under the Declaration of Trust are separate and distinct from those of any and all other funds. The Adviser further understands and agrees that no fund of the Trust shall be liable for any claims against any other fund of the Trust and that the Adviser must look solely to the assets of the pertinent fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is pursuant to a request from regulators or compelled by law. In addition, the Adviser and the Adviser’s officers, directors, members and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Funds, as a result of disclosing the Funds’ portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about the Funds’ portfolio holdings.

19. Governing Law.

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By:
Name:	Timothy Burdick
Title:	Vice President

BEACON CAPITAL MANAGEMENT, INC.

By:
Name:
Title:

NORTHERN LIGHTS FUND TRUST

INTERIM INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Astor Dynamic Allocation Fund	0.95%
Astor Sector Allocation Fund	0.95%

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST

and

BEACON CAPITAL MANAGEMENT, INC.

AGREEMENT (the “Agreement”), made as of [XXX], 2025 between Northern Lights Fund Trust, a Delaware statutory trust (the “Trust”), and Beacon Capital Management, Inc. an Ohio corporation (the “Adviser”) located at 7777 Washington Village Drive, Suite 280, Dayton, OH 45459.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.17 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.18 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that you deem, in good faith, to be in the best interest of the Fund and in accordance with your proxy voting policy. You agree to provide a copy of your proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Appendix A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust and each Fund may be identified, in part, by the name “Northern Lights.”

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST

By:
Name:	Timothy Burdick
Title:	Vice President

BEACON CAPITAL MANAGEMENT, INC.

By:
Name:
Title:

NORTHERN LIGHTS FUND TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Astor Dynamic Allocation Fund	0.95%
Astor Sector Allocation Fund	0.95%

PART B

STATEMENT OF ADDITIONAL INFORMATION

Dated October 16, 2025

FOR THE REORGANIZATION OF

ASTOR DYNAMIC ALLOCATION FUND

(a series of Northern Lights Fund Trust)

Managed by:
Beacon Capital Management, Inc.
7777 Washington Village Dr. Suite 280
Dayton, OH 45459

IN EXCHANGE FOR SHARES OF

BEACON DYNAMIC ALLOCATION FUND

(a series of Northern Lights Fund Trust II)

Managed by:
Beacon Capital Management, Inc.
7777 Washington Village Dr. Suite 280
Dayton, OH 45459 1-866-439-9093

FOR THE ACQUISITION OF THE ASSETS OF

ASTOR SECTOR ALLOCATION FUND

(a series of Northern Lights Fund Trust)

Managed by:
Beacon Capital Management, Inc.
7777 Washington Village Dr. Suite 280
Dayton, OH 45459

IN EXCHANGE FOR SHARES OF

BEACON DYNAMIC ALLOCATION FUND

(a series of Northern Lights Fund Trust II)

Managed by:
Beacon Capital Management, Inc.
7777 Washington Village Dr. Suite 280
Dayton, OH 45459 1-866-439-9093

Acquisition of the Assets and Assumption of the Liabilities of:		By and in Exchange for Shares of:
Astor Dynamic Allocation Fund		Beacon Dynamic Allocation Fund
Class A Shares	→	Class A Shares
Class C Shares	→	Class C Shares
Class I Shares	→	Class I Shares
Astor Sector Allocation Fund		Beacon Dynamic Allocation Fund
Class A Shares	→	Class A Shares
Class C Shares	→	Class C Shares
Class I Shares	→	Class I Shares

This Statement of Additional Information (“SAI”) relates specifically to the proposed reorganization of the Astor Dynamic Allocation Fund (the “Target Dynamic Fund” or “Predecessor Fund”), a series of Northern Lights Fund Trust (“NLFT”), into the Beacon Dynamic Allocation Fund (the “Acquiring Fund or the “Fund”), a newly created series of Northern Lights Fund Trust II (“NLFT II”), and the proposed reorganization of Astor Sector Allocation Fund (the “Target Sector Fund”, and together with the Targe Dynamic Fund, the “Target Funds”), a series of NLFT, into the Acquiring Fund (each a “Reorganization” and together the “Reorganizations”). In connection with the Reorganizations, each Target Fund will transfer all of its assets to the Acquiring Fund in return for shares of the Acquiring Fund and the Acquiring Fund’s assumption of each Predecessor Fund’s liabilities.

This SAI, which is not a prospectus, supplements, and should be read in conjunction with, the Combined Proxy Statement and Prospectus dated October 16, 2025 (the “Proxy Statement/Prospectus”), relating to the Reorganization. A copy of the Prospectus/Proxy Statement may be obtained without charge by calling [______]. Please retain this document for future reference.

THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED OCTOBER 16, 2025

The SEC has not approved or disapproved these securities or determined if this SAI is truthful or complete. Any representation to the contrary is a criminal offense.

CONTENTS OF THE SAI

This SAI consists of the cover page and the information set forth below. The Acquiring Fund has not commenced operations as of the date hereof. Accordingly, financial statements for the Acquiring Fund is not available. Copies of the Acquiring Fund’s Annual Report and Semi-Annual Report may be obtained when available, without charge, upon request by calling 1-866-439-9093 or visiting www.beaconinvestingfunds.com.

INFORMATION INCORPORATED BY REFERENCE

This SAI incorporates by reference the following documents, each of which was filed electronically with the Securities and Exchange Commission:

●	the Prospectus of the Target Funds, dated November 29, 2024 (the “Target Fund Prospectus”) (File Nos. 333-122917 and 811-21720);

●	the Statement of Additional Information of the Target Funds, dated November 29, 2024, (the “Target Funds’ SAI”) (File Nos. 333-122917 and 811-21720);

●	the Annual Report for the Target Funds for the fiscal year ended July 31 (the “Target Fund Annual Report”) (File No. 811-21720); and

●	the Semi-Annual Report of the Target Funds for period ended January 31, 2025 (the “Target Fund Semi-Annual Report”) (File No. 811-21720).

SUPPLEMENTAL FINANCIAL INFORMATION

Fee and expense information, including current fees and pro forma fees, is included by reference to the Proxy Statement/Prospectus. The Reorganization will not result in (1) a material change to the Fund’s investment portfolio due to investment restrictions, or (2) a change in accounting policies.

The Trust

Beacon Dynamic Allocation Fund (the “Fund”) is a series of Northern Lights Fund Trust II, a Delaware statutory trust (the “Trust”) organized on January 19, 2005.

Beacon Capital Management, Inc. (“Beacon Capital” or the “Adviser”) serves as the investment adviser to the Fund and Exchange Traded Concepts, LLC (the “Trading Sub-Adviser”) serves as the trading sub-adviser to the Fund.

The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series of the Trust. The Fund’s investment objectives, restrictions and policies are more fully described here and in the Prospectus. The Board may add classes to and reclassify the shares of the Fund, start other series and offer shares of a new fund under the Trust at any time.

The Fund has registered three classes of shares: Class A shares, Class C shares and Class I shares. Each share class represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads, (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares on a class-specific basis (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

History of the Fund. The Fund is a series of the Trust, and commenced operations on December [______], 2025. Prior to becoming a series of the Trust, the Fund was organized as a series of the Northern Lights Fund Trust, a Delaware statutory trust, and was known as the Astor Dynamic Allocation Fund (“Predecessor Fund”). The Predecessor Fund’s Class A shares, Class C shares and Class I shares commenced operations on November 30, 2011, March 12, 2010, and October 19, 2009, respectively.

The Trust’s Agreement and Declaration of Trust - General

Under the Trust’s Amended Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

1

The Trust’s Agreement and Declaration of Trust – Shareholder Derivative Actions

A shareholder may bring derivative action on behalf of the Trust only if the shareholder or shareholders first make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such action is excused. A demand on the Trustees shall only be excused if a majority of the Board of Trustees, or a majority of any committee established by the Board to consider the merits of such action, has a personal financial interest in the action at issue.

Investment Policies, Strategies and Associated Risks

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Fund Summary” in the relevant Prospectus. The Fund’s investment objective is not “fundamental” and may be changed without the approval of a majority of its outstanding voting securities, however, shareholders will be given at least 60 days’ notice of such a change.

The following information describes securities in which the Fund may invest directly, through Exchange Traded Funds (“ETFs”), and their related risks. To the extent a type of investment is not discussed in the section titled “Principal Investment Strategies” in the Fund’s prospectus, such type of investment is not used by a Fund in executing its principal investment strategies.

Equity Securities

Equity securities include common stock and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth.

Preferred Stock

The Fund may invest preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

2

Convertible Securities

The Fund may invest in convertible securities and non-investment grade convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant’s exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Derivatives – Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when a Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund’s open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.

Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its margin deposits.

3

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

Risk of Potential Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent a Fund from using such instruments as part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment goals. For example, some legislative and regulatory proposals, such as those in the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) (which was passed into law in July 2010), would upon implementation impose limits on the maximum position that could be held by a single trader in certain contracts and would subject some derivatives transactions to new forms of regulation that could create barriers to some types of investment activity. Other provisions would require many swaps to be cleared and traded on an exchange, expand entity registration requirements, impose business conduct requirements on dealers that enter into swaps with a pension plan, endowment, retirement plan or government entity, and require banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. While many provisions of the Dodd-Frank Act must be implemented through future rulemaking, and any regulatory or legislative activity may not necessarily have a direct, immediate effect upon the Fund, it is possible that, upon implementation of these measures or any future measures, they could potentially limit or completely restrict the ability of the Fund to use these instruments as a part of its investment strategy, increase the costs of using these instruments or make them less effective.

Specific Risks Relating to Futures and Derivatives Trading:

Futures and Derivatives Trading Is Speculative. Futures and derivatives prices are highly volatile. Price movements for futures contracts, for example, which may fluctuate substantially during a short period of time, are influenced by numerous factors that affect the commodities markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events and changes in interest rates.

Futures and Derivatives Trading Is Highly Leveraged. The low margin deposits normally required in trading futures and derivatives permit an extremely high degree of leverage. Accordingly, a relatively small price movement in a commodity interest may result in an immediate and substantial loss to the investor. For example, if at the time of purchase 5% of the price of a futures contract is deposited as margin, a 5% decrease in the price of the futures contract would, if the contract were then closed out, result in a total loss of the margin deposit (brokerage commission expense would also be incurred). Like other leveraged investments, any futures and derivatives trade may result in losses in excess of the amount invested. To the Fund or financial futures contracts, the cash and any marketable securities of the Fund will be available to meet the margin requirements.

Futures and Derivatives Trading May Be Illiquid. Most U.S. commodity futures exchanges impose daily limits regulating the maximum amount above or below the previous day’s settlement price which a futures contract price may fluctuate during a single day. During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a particular futures contract has increased or decreased to the limit point, it may be difficult, costly or impossible to liquidate a position. Futures prices in particular contracts have occasionally moved the daily limit for several consecutive days with little or no trading. If this occurs, the Adviser might be prevented from promptly liquidating unfavorable positions which could result in substantial losses. Those losses could significantly exceed the margin initially committed to the trades involved. In addition, even if prices have not moved the daily limit, or if there are no limits for the contracts traded by the Fund, the Fund may not be able to execute trades at favorable prices if little trading in the contracts is taking place. It is also possible that an exchange or the CFTC may suspend trading in a particular contract, order immediate settlement of a contract or order that trading to the liquidation of open positions only.

4

Trading Decisions Based on Technical Analysis. The Adviser may use trading programs that use “technical” factors in identifying price moves. The success of technical analysis depends upon the occurrence in the future of price movements. Technical systems will not be profitable and may in fact produce losses if there are no market moves of the kind the system seeks to follow. Any factor that would make it more difficult to execute the trades identified, such as a reduction of liquidity, also would reduce profitability. There is no assurance that any trading system will generate profits under all or any market conditions.

Possible Effects of Speculative Position Limits and Accountability Levels. The CFTC and U.S. exchanges have established speculative position limits and accountability levels. Position limits control the number of net long or net short speculative futures or option (on futures) positions any person may hold or control in futures or option contracts traded on U.S. exchanges. Position accountability levels are position levels established by an exchange that, if reached by a person, cause such person to be subject to instructions by such exchange to reduce or not increase such position. In order to comply with position limits or exchange limitations arising out of having positions subject to accountability levels, it is possible that the Adviser will have to modify its trading instructions, and that positions held for the Fund will have to be liquidated. That could have a negative effect on the Fund’s profitability.

Changes in the Number of Available Futures Contracts and Related Options. U.S. and foreign exchanges have established new futures and options contracts in the past few years. This trend could continue. Therefore, the Adviser’s trading strategies might not be successful trading those new contracts.

Failure of Clearing Brokers, Counterparties, Banks, Custodians and other Financial Firms. Commodity brokers must maintain the Fund’s assets (other than assets used to trade foreign futures or options on foreign markets) in a segregated account. If a commodity broker goes bankrupt, the Fund could lose money as it may only be able to recover a pro rata share of the property available for distribution to all of the broker’s customers

Trading on Foreign Exchanges and Currency Exchange Rate Fluctuations. Trading may occur on foreign exchanges and other non-U.S. markets. Neither existing CFTC regulations nor regulations of any other U.S. governmental agency apply to transactions on foreign markets. The Fund is at risk for fluctuations in the exchange rate between the currencies in which it trades and U.S. dollars. It also is possible that exchange controls could be imposed in the future. There is no restriction on how much of a Fund’s trading might be on foreign markets.

Trading in Over the Counter Instruments. The trading of over-the-counter instruments, subjects the Fund to a variety of risks including: 1) counterparty risk; 2) basis risk; 3) interest rate risk; 4) settlement risk; 5) legal risk; and 6) operational risk. Counterparty risk is the risk that a Fund’s counterparties might default on their obligation to pay or perform generally on their obligations. The over-the-counter markets and some foreign markets are “principals’ markets.” That means that performance of the contract is the responsibility only of the individual firm or member on the other side of the trade and not any exchange or clearing corporation. Such “counterparty risk” is accentuated for contracts with longer maturities where events may intervene to prevent settlement, or where a Fund has concentrated its transactions with a single or small group of counterparties. Basis risk is the risk attributable to the movements in the spread between the derivative contract price and the future price of the underlying instrument. Interest rate risk is the general risk associated with movements in interest rates. Settlement risk is the risk that a settlement in a transfer system does not take place as expected. Legal risk is the risk that a transaction proves unenforceable in law or because it has been inadequately documented. Operational risk is the risk of unexpected losses arising from deficiencies in a firm’s management information, support and control systems and procedures. Transactions in over-the-counter derivatives may involve other risks as well, as there is no exchange market on which to close out an open position. It may be impossible to liquidate an existing position, to assess the value of a position or to assess the exposure to risk.

Exchange for Physicals. In trading commodity or financial futures contracts the Fund may exchange a cash, forward or spot market position outside of regular trading hours for a comparable futures position. Such transactions are subject to counterparty creditworthiness risk. The CFTC has permitted the futures exchanges to expand the types of over-the-counter positions that can be part of an exchange for physicals position.

5

Options on Futures Contracts

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer’s futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Securities

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor’s 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor’s 100®. Indices may also be based on an industry or market segment, such as the NYSE ARCA Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange (the “NYSE”) and the NASDAQ PHLX.

A Fund’s obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

6

If an option purchased by a Fund expires unexercised, that Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the OCC may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by a Fund of options on stock indices will be subject to the ability of the advisor to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, the Fund’s ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund’s securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund’s securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund was unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

7

Cover for Options Positions

Transactions using options (other than options that a Fund has purchased) expose a Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting (“covered”) position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with U.S. Securities and Exchange Commission (“SEC”) guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of a Fund’s assets to cover or segregated accounts could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While a Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, a Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when a Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While a Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless a Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets that it has segregated to secure the position while it is obligated under the option. This requirement may impair a Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. A Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

8

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives a Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Swap Agreements

The Fund may enter into interest rate, index and currency exchange rate swap agreements in an attempt to obtain a particular desired return at a lower cost to a Fund than if it had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. The “notional amount” of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. A Fund’s obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. government securities, or other liquid securities, to avoid leveraging of the Fund’s portfolio.

Whether a Fund’s use of swap agreements enhances the Fund’s total return will depend on the Adviser’s ability correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund’s Adviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund’s repurchase agreement guidelines. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Certain swap agreements are exempt from most provisions of the Commodity Exchange Act (“CEA”) and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by “eligible participants,” which include the following, provided the participants’ total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

9

Certain Investment Techniques and Derivatives Risks

When the Adviser of a Fund uses investment techniques such as margin, leverage and short sales, and forms of financial derivatives, such as options and futures, an investment in the Fund may be more volatile than investments in other mutual funds. Although the intention is to use such investment techniques and derivatives to minimize risk to the Fund, as well as for speculative purposes, there is the possibility that improper implementation of such techniques and derivative strategies or unusual market conditions could result in significant losses to the Fund. Derivatives are used to limit risk in the Fund or to enhance investment return and have a return tied to a formula based upon an interest rate, index, price of a security, or other measurement. Derivatives involve special risks, including: (1) the risk that interest rates, securities prices and currency markets will not move in the direction that a portfolio manager anticipates; (2) imperfect correlation between the price of derivative instruments and movements in the prices of the securities, interest rates or currencies being hedged; (3) the fact that skills needed to use these strategies are different than those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; (5) the risk that adverse price movements in an instrument can result in a loss substantially greater than the Fund’s initial investment in that instrument (in some cases, the potential loss in unlimited); (6) particularly in the case of privately-negotiated instruments, the risk that the counterparty will not perform its obligations, or that penalties could be incurred for positions held less than the required minimum holding period, which could leave the Fund worse off than if it had not entered into the position; and (7) the inability to close out certain hedged positions to avoid adverse tax consequences. In addition, the use of derivatives for non-hedging purposes (that is, to seek to increase total return) is considered a speculative practice and may present an even greater risk of loss than when used for hedging purposes.

Fixed Income/Debt/Bond Securities

Yields on fixed income securities, which the Fund defines to include preferred stock, are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in a Fund will be subjected to risk even if all fixed income securities in the Fund’s portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer’s actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets’ perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market’s perception of an issuer’s creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which a Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate’s current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days’ notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

10

The Fund will invest in debt securities, including non-investment grade debt securities. The following describes some of the risks associated with fixed income debt securities:

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund are subject to the risk that an issuer will exercise its right to pay principal on an obligation held by a Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Prepayment Risk. Certain types of debt securities, such as mortgage-backed securities, have yield and maturity characteristics corresponding to underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity when the entire principal amount comes due, payments on certain mortgage-backed securities may include both interest and a partial payment of principal. Besides the scheduled repayment of principal, payments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

Securities subject to prepayment are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of a Fund.

At times, some of the mortgage-backed securities in which a Fund may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses in securities purchased at a premium, as unscheduled prepayments, which are made at par, will cause a Fund to experience a loss equal to any unamortized premium.

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

11

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. It may be secured by letters of credit, a surety bond or other forms of collateral. Commercial paper is usually repaid at maturity by the issuer from the proceeds of the issuance of new commercial paper. As a result, investment in commercial paper is subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk. Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances. Like all fixed income securities, commercial paper prices are susceptible to fluctuations in interest rates. If interest rates rise, commercial paper prices will decline. The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligation.

Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which a Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in a Fund’s Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. A Fund may purchase bank obligations that are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank per Fund; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

High Yield Securities

The Fund may invest in high yield securities. High yield, high risk bonds are securities that are generally rated below investment grade by the primary rating agencies (BB+ or lower by S&P and Ba1 or lower by Moody’s). Other terms used to describe such securities include “lower rated bonds,” “non-investment grade bonds,” “below investment grade bonds,” and “junk bonds.” These securities are considered to be high-risk investments. The risks include the following:

12

Greater Risk of Loss. These securities are regarded as predominantly speculative. There is a greater risk that issuers of lower-rated securities will default than issuers of higher rated securities. Issuers of lower rated securities generally are less creditworthy and may be highly indebted, financially distressed, or bankrupt. These issuers are more vulnerable to real or perceived economic changes, political changes or adverse industry developments. In addition, high yield securities are frequently subordinated to the prior payment of senior indebtedness. If an issuer fails to pay principal or interest, the Fund would experience a decrease in income and a decline in the market value of its investments.

Sensitivity to Interest Rate and Economic Changes. The income and market value of lower-rated securities may fluctuate more than higher-rated securities. Although non-investment grade securities tend to be less sensitive to interest rate changes than investment grade securities, non-investment grade securities are more sensitive to short-term corporate, economic and market developments. During periods of economic uncertainty and change, the market price of the investments in lower-rated securities may be volatile. The default rate for high yield bonds tends to be cyclical, with defaults rising in periods of economic downturn.

Valuation Difficulties. It is often more difficult to value lower-rated securities than higher-rated securities. If an issuer’s financial condition deteriorates, accurate financial and business information may be limited or unavailable. In addition, the lower-rated investments may be thinly traded and there may be no established secondary market. Because of the lack of market pricing and current information for investments in lower- rated securities, valuation of such investments is much more dependent on judgment than is the case with higher-rated securities.

Liquidity. There may be no established secondary or public market for investments in lower-rated securities. Such securities are frequently traded in markets that may be relatively less liquid than the market for higher-rated securities. In addition, relatively few institutional purchasers may hold a major portion of an issue of lower-rated securities at times. As a result, the Fund may be required to sell investments at substantial losses or retain them indefinitely when an issuer’s financial condition is deteriorating.

Credit Quality. Credit quality of non-investment grade securities can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high yield security.

New Legislation. Future legislation may have a possible negative impact on the market for high yield, high risk bonds. New legislation, if enacted, could have a material negative effect on the Fund’s investments in lower-rated securities.

High yield, high risk investments may include the following:

i.	Straight fixed-income debt securities. These include bonds and other debt obligations that bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

ii.	Zero-coupon debt securities. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

iii.	Zero-fixed-coupon Debt Securities. These are zero-coupon debt securities that convert on a specified date to interest-bearing debt securities.

iv.	Pay-in-kind Bonds. These are bonds which allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. These are bonds sold without registration under the Securities Act of 1933, as amended (“1933 Act”), usually to a relatively small number of institutional investors.

v.	Convertible Securities. These are bonds or preferred stock that may be converted to common stock.

13

vi.	Preferred Stock. These are stocks that generally pay a dividend at a specified rate and have preference over common stock in the payment of dividends and in liquidation.

vii.	Loan Participations and Assignments. These are participations in, or assignments of all or a portion of loans to corporations or to governments, including governments of less developed countries (“LDCs”).

viii.	Securities Issued in Connection with Reorganizations and Corporate Restructurings. In connection with reorganizing or restructuring of an issuer, an issuer may issue common stock or other securities to holders of its debt securities. The Fund may hold such common stock and other securities even if it does not invest in such securities.

Municipal Government Obligations

In general, municipal obligations are debt obligations issued by or on behalf of states, territories and possessions of the United States (including the District of Columbia) and their political subdivisions, agencies and instrumentalities. Municipal obligations generally include debt obligations issued to obtain funds for various public purposes. Certain types of municipal obligations are issued in whole or in part to obtain funding for privately operated facilities or projects. Municipal obligations include general obligation bonds, revenue bonds, industrial development bonds, notes and municipal lease obligations. Municipal obligations also include additional obligations, the interest on which is exempt from federal income tax, that may become available in the future as long as the Board determines that an investment in any such type of obligation is consistent with the Fund’s investment objectives. Municipal obligations may be fully or partially backed by local government, the credit of a private issuer, current or anticipated revenues from a specific project or specific assets or domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

Bonds and Notes

General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of interest and principal. Revenue bonds are payable only from the revenues derived from a project or facility or from the proceeds of a specified revenue source. Industrial development bonds are generally revenue bonds secured by payments from and the credit of private users. Municipal notes are issued to meet the short-term funding requirements of state, regional and local governments. Municipal notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes, tax and revenue anticipation notes, construction loan notes, short-term discount notes, tax-exempt commercial paper, demand notes and similar instruments.

Municipal Lease Obligations

Municipal lease obligations may take the form of a lease, an installment purchase or a conditional sales contract. They are issued by state and local governments and authorities to acquire land, equipment and facilities, such as vehicles, telecommunications and computer equipment and other capital assets. A Fund may invest in Underlying Funds or ETFs that purchase these lease obligations directly, or it may purchase participation interests in such lease obligations (See “Participation Interests” section). States have different requirements for issuing municipal debt and issuing municipal leases. Municipal leases are generally subject to greater risks than general obligation or revenue bonds because they usually contain a “non-appropriation” clause, which provides that the issuer is not obligated to make payments on the obligation in future years unless funds have been appropriated for this purpose each year. Such non-appropriation clauses are required to avoid the municipal lease obligations from being treated as debt for state debt restriction purposes. Accordingly, such obligations are subject to “non-appropriation” risk. Municipal leases may be secured by the underlying capital asset and it may be difficult to dispose of any such asset in the event of non-appropriation or other default.

14

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis. The Fund may also invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are special types of treasury bonds that were created in order to offer bond investors protection from inflation. The values of the TIPS are automatically adjusted to the inflation rate as measured by the Consumer Price Index (“CPI”). If the CPI goes up by half a percent, the value of the bond (the TIPS) would also go up by half a percent. If the CPI falls, the value of the bond does not fall because the government guarantees that the original investment will stay the same. TIPS decline in value when real interest rates rise. However, in certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, TIPS may experience greater losses than other fixed income securities with similar duration.

United States Government Agency Obligations

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, Government National Mortgage Association (“GNMA”), Farmer’s Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation (“FHLMC”), the Farm Credit Banks, the Federal National Mortgage Association (“FNMA”), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., GNMA mortgage-backed securities); (iii) supported by the issuing agency’s or instrumentality’s right to borrow from the United States Treasury (e.g., FNMA Discount Notes); or (iv) supported only by the issuing agency’s or instrumentality’s own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates (“PCs”), which represent interests in conventional mortgages from FHLMC’s national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

15

Mortgage Pass-Through Securities

Interests in pools of mortgage pass-through securities differ from other forms of debt securities (which normally provide periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates). Instead, mortgage pass-through securities provide monthly payments consisting of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Unscheduled payments of principal may be made if the underlying mortgage loans are repaid or refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life. Some mortgage pass-through securities (such as securities guaranteed by GNMA) are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Treasury, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans. These mortgage loans are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A “pool” or group of such mortgage loans is assembled and after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors of mortgage pass-through securities (i.e., not backed by the full faith and credit of the U.S. Treasury) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Mortgage pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Treasury.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage pass-through securities. The Fund does not purchase interests in pools created by such non-governmental issuers.

Resets

The interest rates paid on the Adjustable Rate Mortgage Securities (“ARMs”) in which the Fund may invest generally are readjusted or reset at intervals of one year or less to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury Note rates, the three-month Treasury Bill rate, the 180-day Treasury Bill rate, rates on longer-term Treasury securities, the National Median Cost of Funds, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury Note rate, closely mirror changes in market interest rate levels. Others tend to lag changes in market rate levels and tend to be somewhat less volatile.

16

Caps and Floors

The underlying mortgages which collateralize the ARMs in which the Fund invests will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down: (1) per reset or adjustment interval, and (2) over the life of the loan. Some residential mortgage loans restrict periodic adjustments by limiting changes in the borrower’s monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization. The value of mortgage securities in which the Fund invests may be affected if market interest rates rise or fall faster and farther than the allowable caps or floors on the underlying residential mortgage loans. Additionally, even though the interest rates on the underlying residential mortgages are adjustable, amortization and prepayments may occur, thereby causing the effective maturities of the mortgage securities in which the Fund invests to be shorter than the maturities stated in the underlying mortgages.

Foreign Securities

The Fund may invest in securities of foreign issuers and exchange traded funds (“ETFs”) and other investment companies that hold a portfolio of foreign securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to a Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

To the extent a Fund’s currency exchange transactions do not fully protect the Fund against adverse changes in currency exchange rates, decreases in the value of currencies of the foreign countries in which the Fund will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Fund’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Fund invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Fund’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Emerging Markets Securities

The Fund may purchase securities of emerging market issuers and ETFs and closed-end funds that invest in emerging market securities. Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

17

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Many of the risks described above regarding foreign securities apply to investments in ADRs.

Illiquid and Restricted Securities

The Fund may each invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Underlying Funds and ETFs might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the NASDAQ.

18

Under guidelines adopted by the Board, the Adviser of the Fund may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Fund’s Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of the Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Investment Companies

The Fund will invest in investment companies such as open-end funds (mutual funds), closed-end funds, and exchange traded funds (also referred to as “Underlying Funds”). The 1940 Act provides that the mutual funds may not: (1) purchase more than 3% of an investment company’s outstanding shares; (2) invest more than 5% of its assets in any single such investment company, and (3) invest more than 10% of its assets in investment companies overall, unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the SEC; and (ii) the underlying investment company and the Fund(s) take appropriate steps to comply with any conditions in such order.

The Fund may exceed these statutory limits when permitted by SEC order or other applicable law or regulatory guidance, such as is the case with many ETFs. The SEC recently adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in the securities of another investment company. These changes include, among other things, the rescission of certain SEC exemptive orders permitting investments in excess of the statutory limits and the withdrawal of certain related SEC staff no-action letters, and the adoption of Rule 12d1-4 under the 1940 Act. Rule 12d1-4 permits the Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on the aforementioned exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1).

In addition, Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended provides that the provisions of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if (i) immediately after such purchase or acquisition not more than 3% of the total outstanding stock of such registered investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not, and is not proposing to offer or sell any security issued by it through a principal underwriter or otherwise at a public or offering price which includes a sales load of more than 1 ½% percent. An investment company that issues shares to the Fund pursuant to paragraph 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. The Fund (or the Adviser acting on behalf of the Fund) must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such security.

19

Further, the Fund may rely on Rule 12d1-3, which allows unaffiliated mutual funds to exceed the 5% Limitation and the 10% Limitation provided the aggregate sales loads any investor pays (i.e., the combined distribution expenses of both the acquiring fund and the acquired funds) does not exceed the limits on sales loads established by the FINRA for funds of funds.

Under certain circumstances an Underlying Fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an Underlying Fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisors of the Underlying Funds are made independently of the Fund and its Adviser. Therefore, the investment advisor of one Underlying Fund may be purchasing shares of the same issuer whose shares are being sold by the investment advisor of another such fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose. Because other investment companies employ an investment adviser, such investments by the Fund may cause shareholders to bear duplicate fees.

Closed-End Investment Companies

The Fund may invest its assets in closed-end investment companies (or “closed-end funds”), subject to the investment restrictions set forth above. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the NYSE or the National Association of Securities Dealers Automated Quotation System (commonly known as “NASDAQ”) and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. A Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund’s proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share that is less than the net asset value per share, the difference representing the “market discount” of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by a Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

20

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Exchange Traded Funds

ETFs are generally passive funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (‘UITs”). ETFs typically have two markets. The primary market is where institutions swap “creation units” in block-multiples of, for example, 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (“NAV”) is calculated. ETFs share many similar risks with open-end and closed-end funds.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Real Estate Investment Trusts

The Fund may invest in securities of real estate investment trusts (“REITs”). REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 95% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

REITs generally can be classified as “Equity REITs”, “Mortgage REITs” and “Hybrid REITs.” An Equity REIT invests the majority of its assets directly in real property and derives its income primarily from rents and from capital gains on real estate appreciation, which are realized through property sales. A Mortgage REIT invests the majority of its assets in real estate mortgage loans and services its income primarily from interest payments. A Hybrid REIT combines the characteristics of an Equity REIT and a Mortgage REIT. Although the Fund can invest in all three kinds of REITs, its emphasis is expected to be on investments in Equity REITs.

Investments in the real estate industry involve particular risks. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors.

Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to such companies, and companies that service the real estate industry.

21

Investments in REITs also involve risks. Equity REITs will be affected by changes in the values of and income from the properties they own, while Mortgage REITs may be affected by the credit quality of the mortgage loans they hold. In addition, REITs are dependent on specialized management skills and on their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders REITs may have limited diversification and are subject to risks associated with obtaining financing for real property, as well as to the risk of self-liquidation. REITs also can be adversely affected by their failure to qualify for tax-free pass-through treatment of their income under the Internal Revenue Code of 1986, as amended, or their failure to maintain an exemption from registration under the 1940 Act. By investing in REITs indirectly through a Fund, a shareholder bears not only a proportionate share of the expenses of the Fund, but also may indirectly bear similar expenses of some of the REITs in which it invests.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as a Fund) purchases a security (known as the “underlying security”) from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be “fully collateralized,” in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

When-Issued, Forward Commitments and Delayed Settlements. The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, a Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Fund’s Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

22

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Short Sales

The Fund may sell securities short. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales “against the box”) if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the relevant Fund’s net assets. This percentage may be varied by action of the Board. A short sale is “against the box” to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Reverse Repurchase Agreements

In a reverse repurchase agreement, a Fund sells portfolio securities to another party and agrees to repurchase the securities at an agreed-upon price and date. Reverse repurchase agreements involve the risk that the other party will fail to return the securities in a timely manner, or at all, which may result in losses to the Fund. A Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund is less than the value of the securities. These events could also trigger adverse tax consequences to the Fund. Reverse repurchase agreements also involve the risk that the market value of the securities sold will decline below the price at which a Fund is obligated to repurchase them. Reverse repurchase agreements may increase fluctuations in the Fund’s NAV and may be viewed as a form of borrowing by a Fund.

Borrowing

In the event that a Fund engages in any borrowings and such borrowings exceed the limits of Section 18 of the 1940 Act, the Fund will reduce its borrowings within three days in order to comply with such limits.

23

FUNDAMENTAL INVESTMENT LIMITATIONS

Investment Restrictions

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the relevant Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

1.	Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2.	Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, as amended, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.	Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.	Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.	Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.	Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.	Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

24

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND. THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1.

Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of a Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3.	Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.	Illiquid Investments. The Fund will not hold 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

5.	ETF Instruments. The Fund has each adopted a policy to invest at least 80% of its assets (defined as net assets plus the amount of any borrowing for investment purposes) in ETF instruments, as defined in the then current Prospectus. Shareholders of a Fund will be provided with at least 60 days prior notice of any change in a Fund’s policy. The notice will be provided in a separate written document containing the following, or similar, statement, in boldface type: “Important Notice Regarding Change in Investment Policy.” The statement will also appear on the envelope in which the notice is delivered, unless the notice is delivered separately from other communications to the shareholder.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of a Fund’s investment portfolio, resulting from changes in the value of a Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

Management of the Fund

Board of Trustees

The management and affairs of the Fund are supervised by the Board of Trustees. The Board of Trustees consists of five individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of the Trust and the Adviser (“Independent Trustees”). The Trustees are fiduciaries for the Fund’s shareholders and are governed by the laws of the State of Delaware in this regard. The Board of Trustees establishes policies for the operation of the Fund and appoints the officers who conduct the daily business of the Fund.

25

Board Leadership Structure

The Trust is led by Mr. Brian Nielsen, who has served as the Chairman of the Board since 2011. The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees. Under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly. Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) setting the agendas for board meetings and (d) ensuring board members are provided necessary materials in advance of each board meeting. The Trust believes that (i) its Chairman, (ii) Keith Rhoades, the independent chair of the Audit Committee, and, (iii) as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, each of its funds and each shareholder. The Independent Trustees have selected Anthony Lewis as the Lead Independent Trustee.

In accordance with the fund governance standards prescribed by the SEC under the 1940 Act, the Independent Trustees on the Nominating Committee select and nominate all candidates for Independent Trustee positions. Each Trustee was appointed to serve on the Board of Trustees because of his experience, qualifications, attributes and/or skills. The Board of Trustees reviews its leadership structure regularly on at least an annual basis. The Board of Trustees believes that the structure described above facilitates the orderly and efficient flow of information to the Trustees from the officers of the Trust, the advisers of the funds that comprise the Trust and other service providers, and facilitates the effective evaluation of the risks and other issues, including conflicts of interest, that may impact the Trust as a whole as well as the funds individually. The Board of Trustees believes that the orderly and efficient flow of information and the ability of the Board of Trustees to bring each Trustee’s experience and skills to bear in overseeing the Trust’s operations is important given the characteristics and circumstances of the Trust, including: the unaffiliated nature of each investment adviser and the fund(s) managed by such adviser; the number of funds that comprise the Trust; the variety of asset classes that those funds reflect; the net assets of the Trust; the committee structure of the Trust; and the independent arrangements of each of the Trust’s series. For these reasons, the Board of Trustees believes that its leadership structure is appropriate.

Board Responsibilities

The Board of Trustees’ role is one of oversight rather than day-to-day management of any of the Trust’s series. The Trust’s Audit Committee assists with this oversight function. The Board of Trustees’ oversight extends to the Trust’s risk management processes. Those processes are overseen by Trust officers, including the President, the Treasurer, the Secretary and Chief Compliance Officer (“CCO”), who regularly report to the Board of Trustees on a variety of matters at Board meetings.

Board Risk Oversight

The Board of Trustees is comprised of Mr. Nielsen and four (4) other Independent Trustees with a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its CCO at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the CCO is the primary recipient and communicator of such risk-related information and oversees the Trust’s service providers’ adherence to the Trust’s policies and procedures.

Investment advisers managing the Trust’s series report to the Trust’s CCO and the Board of Trustees, on a regular and as-needed basis, on actual and possible risks affecting the Trust’s series. These investment advisers report to the CCO and the Board of Trustees on various elements of risk, including investment, credit, liquidity, valuation, operational and compliance risks, as well as any overall business risks that could impact the Trust’s series.

26

The Board of Trustees has appointed the CCO, who reports directly to the Board of Trustees and who participates in its regular meetings. In addition, the CCO conducts on-going and continuous compliance testing and presents an annual report to the Board of Trustees in accordance with the Trust’s compliance policies and procedures. The CCO, together with the Trust’s President, Treasurer and Secretary, regularly discusses risk issues affecting the Trust and its series during Board of Trustee meetings. The CCO also provides updates to the Board of Trustees on the operation of the Trust’s compliance policies and procedures and on how these procedures are designed to mitigate risk. Finally, the CCO and/or other officers of the Trust report to the Board of Trustees in the event that any material risk issues arise in between Board meetings.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills. Mr. Nielsen has over twenty-three years of experience in the investment management and brokerage business including a focus in compliance, legal and regulatory oversight and possesses a strong understanding of the regulatory framework under which investment companies must operate. Since 2010, Thomas Sarkany has been the President of TTS Consultants, LLC, and since December 2022 has been the President of TTS Associates, Inc., each a financial services firm and from 1994 through 2010, held various roles at Value Line, Inc. (a publicly held company providing financial research, publications and money management services to retail and institutional investors), including Director of Marketing and Asset Management, Director of Index Licensing, and member of the Board of Directors. Anthony Lewis has been Chairman and CEO of The Lewis Group USA, an executive consulting firm, for the past ten years, and also serves as a Director, the Chairman of the Compensation Committee, and a Member of the Audit Committee of Torotel Inc., and also serves as a Trustee, the Chairman of the Valuation Committee, and a Member of the Audit Committee of the Wildermuth Endowment Fund, a registered closed-end fund operating as an interval fund. Keith Rhoades held various accounting roles at Union Pacific Railroad, including Senior Director of General Ledger/Financial Research. Randy Skalla has more than 20 years of investment management experience including serving as President of L5 Enterprises, Inc. since 2001 and from 2001 through 2017 Mr. Skalla was a member of the Orizon Investment Counsel Board. The Trust does not believe that any one factor is determinative in assessing a Trustee’s qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The Board of Trustees has established three standing board committees – the Audit Committee, the Compensation Committee and the Nominating Committee. All Independent Trustees are members of the Audit Committee, Compensation Committee and the Nominating Committee (“Standing Board Committees”). Inclusion of all Independent Trustees as members of all three of the Standing Board Committees allows all such Trustees to participate in the full range of the Board of Trustees’ oversight duties, including oversight of risk management processes.

Trustees and Officers

The Trustees and the officers of the Trust are listed below with their addresses, present positions with the Trust and principal occupations over at least the last five years. The business address of each Trustee and Officer is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. All correspondence to the Trustees and Officers should be directed to c/o Gemini Fund Services, LLC, P.O. Box 541150, Omaha, Nebraska 68154.

27

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen 1972	Trustee since May 2011	Trustee of Northern Lights Fund Trust II (since 2011); Special Projects Counsel of NorthStar Financial Services Group, LLC (from 2018 to 2019).	3	NONE
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC (since 2010); President of TTS Associates, Inc., (since December 2022) (each a financial services firm).	3	Trustee, Arrow ETF Trust; Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV; Director, Aquila Distributors
Anthony H. Lewis 1946	Trustee since May 2011	Chairman and CEO of The Lewis Group USA (since 2007) (executive consulting firm).	3	Director, Member of the Compensation Committee and Member of the Risk Committee of Torotel Inc. (Magnetics, Aerospace and Defense); Trustee, Chairman of the Fair Valuation Committee and Member of the Audit Committee of the Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee since May 2011	Retired since 2008.	3	NONE
Randy Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. (since 2001) (financial services company).	3	NONE

28

Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee During the Past Five Years
Kevin Wolf 1969	President since January 2013	Vice President of The Ultimus Group, LLC and Executive Vice President, Head of Fund Administration and Product, Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2019), President, Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (2012 - 2019).	N/A	N/A
Kent Barnes 1968	Secretary since April 2024	Vice President and Senior Management Counsel, Ultimus Fund Solutions, LLC (since November 2023); Vice President, U.S. Bancorp Fund Services, LLC (November 2018 to November 2023).	N/A	N/A
Erik Naviloff 1968	Treasurer since January 2013	Vice President of Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (since 2012).	N/A	N/A
Emile Molineaux 1962	Chief Compliance Officer and Anti-Money Laundering Officer since May 2011	Senior Compliance Officer and CCO of various clients of Northern Lights Compliance Services, LLC (since 2011).	N/A	N/A
Jared Lahman 1986	Anti-Money Laundering Officer since January 2022	Compliance Analyst, Northern Lights Compliance Services, LLC (since January 2019); Manager, Fund Accounting, Ultimus Fund Solutions, LLC (formerly, Gemini Fund Services, LLC) (January 2014 to December 2018).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.
**	As of February 28, 2025, the Trust was comprised of 24 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Fund and the Beacon Tactical Risk ETF and Beacon Selective Risk ETF and not to any other series of the Trust. Each Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series not included in the Fund Complex.

29

Other Committees of the Trust

Audit Committee. The Board has an Audit Committee, which is comprised of the Independent Trustees. The Audit Committee reviews financial statements and other audit-related matters for the Fund. The Audit Committee also holds discussions with management and with the Fund’s independent auditor concerning the scope of the audit and the auditor’s independence and will meet at least four times annually. During the fiscal year ended February 28, 2025, the Audit Committee met ten times.

Nominating Committee. The Board has a Nominating Committee, which is comprised of the Independent Trustees. The Nominating Committee is responsible for seeking and reviewing candidates for consideration as nominees for the position of trustee and meets only as necessary. The Nominating Committee generally will not consider shareholder nominees.

Compensation Committee. The Board has a Compensation Committee, which is comprised of the Independent Trustees. The role of the Compensation Committee is to oversee the evaluation of, and review and approve compensation for, the Independent Trustees. The Compensation Committee will generally meet annually.

Trustee Compensation

As of January 1, 2025, each Trustee receives a quarterly fee of $22,500 (the “Trustee Fee”) paid at the beginning of each calendar quarter, allocated among each of the various portfolios comprising the Trust. Each Trustee is also reimbursed for any reasonable expenses incurred attending the regular quarterly meetings of the Trust. In addition to the Trustee Fee, the Audit Committee Chairman receives an additional quarterly fee of $4,250 and the Chairman of the Trust receives an additional quarterly fee of $5,600. For special in-person meetings, each Trustee receives a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting, which, in those cases where the special in-person meeting is requested by a Fund adviser, the fee is generally paid by the requesting adviser. None of the executive officers will receive compensation from the Trust.

Prior to January 1, 2025, each Trustee received a quarterly fee of $21,250 (the “Trustee Fee”) paid at the beginning of each calendar quarter, allocated among each of the various portfolios comprising the Trust. Each Trustee received reimbursement for any reasonable expenses incurred attending the regular quarterly meetings of the Trust. In addition to the Trustee Fee, the Audit Committee Chairman received an additional quarterly fee of $4,000 and the Chairman of the Trust received an additional quarterly fee of $5,250. For each special in-person meeting, each Trustee received a $2,500 special in-person meeting fee, as well as reimbursement for any reasonable expenses incurred attending the special in-person meeting, which, in those cases where the special in-person meeting had been requested by a Fund adviser, the fee was generally paid by the requesting adviser. None of the executive officers received compensation from the Trust.

The table below details the estimated amount of compensation the Trustees will receive from the Fund during the fiscal period ended February 28, 2025. The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name	Beacon Dynamic Allocation Fund	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Trustees***
Thomas T. Sarkany	$	None	None	$
Anthony Lewis	$	None	None	$
Keith Rhoades*	$	None	None	$
Randy Skalla	$	None	None	$
Brian Nielsen**	$	None	None	$

*	Mr. Rhoades also serves as chairman of the Audit Committee.
**	Mr. Nielsen serves as Chairman of the Board of Trustees.
***	There are currently multiple series comprising the Trust. The term “Fund Complex” refers only to Fund, the Beacon Tactical Risk ETF and the Beacon Selective Risk ETF, and not to any other series of the Trust. For the fiscal year ended February 29, 2024, aggregate Independent Trustees’ fees were $468,850.

30

Management and Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund and other series of the Trust as of December 31, 2024.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Thomas T. Sarkany	None	None
Anthony Lewis	None	None
Keith Rhoades	None	None
Randal Skalla	None	None
Brian Nielsen	None	None

As of June 30, 2025, the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and the Fund Complex’s outstanding shares.

Control Persons and Principal Shareholders

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a Fund or acknowledges the existence of control. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote by a Fund.

As of August 31, 2025 the following shareholders were considered to be either a control person or principal shareholder of the Predecessor Fund:

Name and Address	Shares Owned	Percentage Held	Type of Ownership
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS Class I	119,209.4190	3.62%	Record
LPL FINANCIAL/A/C 1000-0005 Class I	328,028.5600	9.97%	Record
LPL FINANCIAL/A/C 1000-0005 Class C	358,306.0150	36.10%	Record
CHARLES SCHWAB & CO INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS Class A	60,049.9040	9.50%	Record
[●]LPL FINANCIAL/A/C 1000-0005 Class A	159,559.6660	25.25%	Record
[●]CHARLES SCHWAB & CO INC./SPECIAL CUSTODY ACCOUNT FOR THE Class A	67,096.5770	10.62%	Record

Investment Adviser

Investment Adviser

Beacon Capital Management, Inc., 7777 Washington Village Dr. Suite 280, Dayton, OH 45459, serves as the investment adviser to the Fund. The Adviser is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser is controlled by Sammons Financial Group, the principal shareholder of the Adviser, which owns a controlling interest in the Adviser.

31

Pursuant to an Investment Advisory Agreement (the “Advisory Agreement”) with the Trust, on behalf of the Fund, the Adviser, subject to such policies as the Board of Trustees may determine, is ultimately responsible for investment decisions for the Fund. Pursuant to the terms of the Advisory Agreement, the Adviser provides the Fund with such investment advice and supervision as it deems necessary for the proper supervision of the Fund’s investments.

After an initial period of two years, the Advisory Agreement will continue in effect with respect to the Fund from year to year only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund upon 60 days’ prior written notice when authorized either by a majority vote of the applicable Fund’s shareholders or by a vote of a majority of the Board of Trustees, or by the Adviser upon 60 days’ prior written notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Adviser, under such agreement, shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

Under the Advisory Agreement, the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objectives, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and, as such shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities here under, (ii) formulate a continuing program for the investment of the assets of the Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission or spread than may be charged by other brokers.

The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Advisory Agreement was approved by the Board of the Trust, including by a majority of the Independent Trustees, with respect to the Fund at a meeting held on October [________], 2025.

In addition, the Adviser, directly subject to the supervision of the Board of Trustees, provides the management services necessary for the operation of the Fund and such additional administrative services as reasonably requested by the Board of Trustees. These services include providing such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations under the Advisory Agreement; assisting the Trust in supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons dealing with the Fund; assisting in preparing all general shareholder communications and conducting shareholder relations; assuring the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

32

Pursuant to the Advisory Agreement, the Fund pays the Adviser a management fee based on the Fund’s average daily net assets at the following annual rate:

Fund	Total Management Fee
Beacon Dynamic Allocation Fund	0.95%

The Adviser has entered into an expense limitation agreement with the Fund to reduce its fees and to reimburse expenses, at least until December 31, 2027, so Net Annual Fund Operating Expenses (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the advisor)) will not exceed the rates listed in the table below, subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the lesser of the expense limitation in effect at the time of the waiver or the then-current expense limits.

Share Class	Fee Cap	Contractual Period
Class A	1.40%	December 31, 2027
Class C	2.15%	December 31, 2027
Class I	1.15%	December 31, 2027

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund. Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of their shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust’s business.

The Advisory Agreement continues in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the relevant Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees or by the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

33

Trading Sub-Adviser

Exchange Traded Concepts, LLC, an Oklahoma limited liability company located at 10900 Hefner Pointe Drive, Suite 207, Oklahoma City, Oklahoma 73120, serves as the sub-adviser to the Fund (the “Trading Sub-Adviser”). The Sub-Adviser is majority owned by Cottonwood ETF Holdings LLC. As of December 31, 2024, the Trading Sub-Adviser had approximately $10.174 billion in assets under management.

The Adviser and the Trading Sub-Adviser have entered into an investment sub-advisory agreement with respect to the Fund (the “Sub-Advisory Agreement”). Pursuant to a Sub-Advisory Agreement, the Trading Sub-Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing, subject to the supervision of the Adviser and the Board.

After the initial two-year term, the continuance of the Sub-Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Trustees or by a vote of the majority of the outstanding voting securities of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or “interested persons” of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement, and is terminable at any time without penalty by the Board.

As compensation for the sub-advisory services it provides to the Fund, the Adviser will pay the Trading Sub-Adviser a fee, computed daily, at an annual rate based on the greater of (1) the Minimum Sub-Advisory Fees or (2) the average daily net assets of the Fund in accordance with the following fee schedule (the “Asset-Based Sub-Advisory Fees”), if the aggregate Asset-Based Sub-Advisory Fees exceed the aggregate Minimum Sub-Advisory Fees:

	Minimum Sub-Advisory Fees	Asset-Based Sub-Advisory Fees
Beacon Dynamic Allocation Fund	$[______]	[____]%

Portfolio Manager

The following section provides information regarding the Portfolio Managers’ other accounts managed, compensation, material conflicts of interests, and any ownership of securities in the Fund by the Portfolio Managers.

Bryan Novak, Consultant, Investment Committee of the Adviser. and Jan Eckstein, Assistant Vice President, Portfolio Strategy, of the Adviser are co-portfolio managers for the Fund. The portfolio managers perform top-down economic analysis, quantitative research, and momentum forecasting technical analysis of current financial and economic conditions. Final investment and portfolio management decisions are approved by the co-portfolio managers jointly. Mr. Novak has served as a portfolio manager to the Fund and the Predecessor Fund since inception, and Ms. Eckstein has been a portfolio manager since 2011. The Predecessor Fund commenced operations in 2009.

Bryan Novak, Co-Portfolio Manager. Bryan Novak joined Beacon Capital as a consultant in 2025 following the acquisition of Astor Investment Management (“Astor”), the Fund’s prior investment adviser. Previously, Mr. Novak had been with Astor since 2002 and served as its Chief Executive Officer where he oversaw Astor’s business operations. Mr. Novak was involved in the research and development of the trading and investment strategies at Astor. He was instrumental in the launch of Astor’s mutual fund family in 2009 and served as part of the portfolio management team since 2004. Prior to Astor, Mr. Novak was an equity options trader for Second City Trading, LLC at the CBOE in Chicago. He has been quoted by numerous financial media outlets and is a regular panelist at ETF industry events. Mr. Novak earned his Bachelor of Science in Financial Management from the Ohio State University.

34

Jan Eckstein, Co-Portfolio Manager. Jan Eckstein joined Beacon Capital in 2025 following the acquisition of Astor. Ms. Eckstein had been with Astor since 2011 and served as Chief Investment Officer. In 1995, Ms. Eckstein founded Cornerstone Quantitative Investment Group, a global macro hedge fund with peak assets of $600 million. At Cornerstone, Ms. Eckstein was responsible for all aspects of the firm’s operations including fixed income, currency, commodity and equity portfolios. Prior to Cornerstone, Ms. Eckstein was a researcher for Luck Trading Company, a commodity trading adviser. Ms. Eckstein is a co-author of Commodity Investing (John Wiley & Sons, 2008) and is a frequent speaker at industry events. She holds a Bachelor of Science from Brown University and a Masters in Public Administration (International Economic Policy) from Columbia University.

Other Accounts Managed by the Portfolio Manager

The table below identifies, for the Portfolio Manager of the Fund, the number of accounts managed (excluding the Fund) and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. To the extent that the advisory fees for any of these accounts are based on account performance, this information is reflected in separate tables below. Asset amounts are approximate as of the date of this SAI, and have been rounded. The following table lists the number and types of accounts managed by the portfolio managers and assets under management in those accounts as July 31, 2025:

Portfolio Manager	Registered Investment Company Accounts	Assets Managed ($ millions)	Pooled Investment Vehicle Accounts	Assets Managed ($ millions)	Other Accounts	Assets Managed ($ millions)
Total Other Accounts Managed
Bryan Novak	0	$0	0	$0	494	$127
Jan Eckstein	0	$0	0	$0	491	$127
Other Accounts Managed Subject to Performance-Based Fees
Bryan Novak	0	$0	0	$0	0	$0
Jan Eckstein	0	$0	0	$0	0	$0

Material Conflicts of Interest

Actual or apparent material conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one investment account or in other circumstances. The Adviser and its affiliates may manage client accounts that may invest in similar instruments as the Fund. Additionally, the Trading Sub-Adviser currently provides trading services to other client accounts. Accordingly, Portfolio managers who manage other investment accounts in addition to the Fund may be presented with the potential conflicts described below.

Allocation of Investment Opportunities: If the portfolio manager identifies a limited investment opportunity that may be suitable for multiple client accounts, the Fund may not be able to take full advantage of that opportunity due to liquidity constraints and other factors. The Adviser and Trading Sub-Adviser have adopted policies and procedures designed to ensure that allocations of limited investment opportunities are conducted in a fair and equitable manner between client accounts.

Although the portfolio manager uses the same approved list of securities and other instruments for all accounts within a strategy, performance of each account may vary due to a variety of factors, including differing account restrictions, tax management, cash flows, commission rates and inception dates of accounts within a period of time, etc. As a result, the portfolio of securities and other instruments held in any single client account may perform better or worse than the portfolio of securities and other instruments held in another similarly managed client account or in the Fund.

35

Allocation of Partially Filled Transactions in Securities and Other Instruments: The Adviser or Trading Sub-Adviser expect to typically aggregate for execution as a single transaction orders for the purchase or sale of a particular security or other instrument. If the Adviser or Trading Sub-Adviser is unable to fill an aggregated order completely, but receives a partial fill, the trader will typically allocate the transactions relating to the partially filled order to clients on a pro rata basis. The Adviser or Trading Sub-Adviser may make exceptions from this general policy from time to time based on factors such as the availability of cash, country/regional/sector allocation decisions, investment guidelines and restrictions, and the costs for minimal allocation actions and in all circumstances takes precautions to avoid systematically disadvantaging any client.

Opposite (e.g. Contradictory) Transactions in Securities: The Adviser, Trading Sub-Adviser and their affiliates provide investment advisory services for various clients, including the Fund, and under various investment mandates and may give advice and take action, with respect to any of those clients that may differ from the advice given, or the timing or nature of action taken, with respect to any individual client account.

In the course of providing advisory services, the Adviser or its affiliates may simultaneously recommend the sale of a particular security or other instrument for one client account while recommending the purchase of the same or similar security or other instrument for another account. This may occur for a variety of reasons. For example, in order to raise cash to handle a redemption/withdrawal from a client account, the portfolio manager may be forced to sell a security that is ranked a buy in a model portfolio.

Personal Securities Transactions: The Adviser allows its employees to trade in securities and other instruments that it recommends to clients with the approval of the Adviser’s chief compliance officer. These transactions may occur at or about the same time that the portfolio manager is purchasing, holding or selling the same or similar securities or instruments for client account portfolios. The actions taken by such persons on a personal basis may be, or be deemed to be, inconsistent with the actions taken by the Adviser for its client accounts. Clients should understand that these activities might create a conflict of interest between the Adviser, its access persons and its clients.

Employees of the Adviser may also invest in the Fund and other commingled vehicles that are managed by the portfolio manager. To address this potential conflict, employees must pre-clear all security transactions and provide quarterly and annual holdings statements. In addition, the Adviser and the Trading Sub-Adviser have adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including shareholder’s interests in the Fund).

In addition, some portfolios may have fee structures that are or have the potential to be higher than the advisory fees paid by the Fund, which can cause potential conflicts in the allocation of investment opportunities between the Fund and other client accounts. However, in addition to the precautions discussed above, the compensation structure for portfolio managers (see “Portfolio Manager Compensation” below) generally does not provide any incentive to favor one account over another because that part of a portfolio manager’s bonus based on performance is not based on the performance of one account to the exclusion of others.

Portfolio Managers’ Compensation

The Portfolio Managers each receive a fixed salary and performance-based bonus.

Portfolio Managers’ Ownership of the Fund

The following table shows the dollar range of equity securities beneficially owned by the portfolio managers in the Predecessor Fund as of July 31, 2025.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Beacon Dynamic Allocation Fund
Bryan Novak	$10,001 - $50,000
Jan Eckstein	$10,001 - $50,000

36

Other Service Providers

Administrator

Pursuant to a Fund Services Agreement (the “Administration Service Agreement”), Ultimus Fund Solutions, LLC (“UFS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Administrator”), acts as administrator for the Fund, subject to the supervision of the Board. UFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. UFS is an affiliate of the Distributor. UFS may provide persons to serve as officers of the Fund Such officers may be directors, officers or employees of UFS or its affiliates.

The Administration Service Agreement is terminable by the Board or UFS on 60 days’ prior written notice and may be assigned provided the non-assigning party provides prior written consent. This Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of UFS or reckless disregard of its obligations thereunder, UFS shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Administration Service Agreement, UFS provides facilitating administrative services, including: (i) providing services of persons competent to perform such administrative and clerical functions as are necessary to provide effective administration of the Fund; (ii) facilitating the performance of administrative and professional services to the Fund by others, including the Fund’s Custodian; (iii) preparing, but not paying for, the periodic updating of the Fund’s Registration Statement, Prospectuses and Statement of Additional Information in conjunction with Fund counsel, including the printing of such documents for the purpose of filings with the SEC and state securities administrators, and preparing reports to the Fund’s shareholders and the SEC; (iv) preparing in conjunction with Fund counsel, but not paying for, all filings under the securities or “Blue Sky” laws of such states or countries as are designated by the Distributor, which may be required to register or qualify, or continue the registration or qualification, of the Fund and/or their shares under such laws; (v) preparing notices and agendas for meetings of the Board and minutes of such meetings in all matters required by the 1940 Act to be acted upon by the Board; and (vi) monitoring daily and periodic compliance with respect to all requirements and restrictions of the 1940 Act, the Internal Revenue Code and the Prospectus.

For the services rendered to the Fund by the Administrator, the Fund pays the Administrator the greater of an annual minimum fee or an asset based fee, which scales downward based upon net assets for fund administration, fund accounting and transfer agency services. The Fund also pays the Administrator for any out-of-pocket expenses.

For the fiscal years ended July 31, the Predecessor Fund paid the following administration fees:

2025	2024	2023
$[____]	$81,475	$139,345

Fund Accounting

UFS, pursuant to the Administration Service Agreement, provides the Fund with accounting services, including: (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian or Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

37

For the fiscal years ended July 31, the Predecessor Fund paid the following fund accounting fees:

2025	2024	2023
$[____]	$44,178	$51,002

Transfer Agent

UFS, 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to a written agreement with the Fund. Under the agreement, UFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For the fiscal years ended July 31, the Predecessor Fund paid the following transfer agency fees:

2025	2024	2023
$[____]	$62,573	$77,879

Custodian

U.S. Bank N.A., 1555 North River Center Drive, Suite 302, Milwaukee, WI 53212, (the “Custodian”), serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund. The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Services

Northern Lights Compliance Services, LLC (“NLCS”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust. The Fund pays a compliance service fee to NLCS.

For the fiscal years ended July 31, the Predecessor Fund paid the following fees to NLCS for compliance services:

2025	2024	2023
$[____]	$23,436	$19,998

Legal Counsel

Alston & Bird, LLP, 950 F Street NW, Washington, D.C. 20004, serves as counsel to the Trust.

Blank Rome LLP, 405 Lexington Avenue, New York, NY 10174, serves as counsel to the Independent Trustees.

38

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP, Two Liberty Place, 50 S. 16th Street, Suite 2900, Philadelphia, PA 19102, serves as the independent registered public accounting firm of the Fund.

Distribution of Fund Shares

Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Fund pursuant to an distribution agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of FINRA. The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use reasonable efforts to facilitate the sale of the Fund’s shares.

The Underwriting Agreement has an initial term of two years and will continue in effect only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Fund’s outstanding voting securities and, in either case, by a majority of the trustees who are not parties to the Underwriting Agreement or “interested persons” (as defined in the 1940 Act) of any such party. The Underwriting Agreement is terminable without penalty by the Trust on behalf of the Fund on 60 days’ notice when authorized either by a majority vote of the Fund’s outstanding voting securities or by vote of a majority of the Board of Trustees, including a majority of the trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust, or by the Distributor on 60 days’ notice, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).

The Distributor may enter into selling agreements with broker-dealers that solicit orders for the sale of shares of the Fund and may allow concessions to dealers that sell shares of the Fund.

The following table sets forth the total compensation received by the Distributor from the Predecessor Fund for the fiscal year ended July 31:

2025

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$[___]	None	None	*

*	The Distributor also receives 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

2024

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$67	None	None	*

*	The Distributor received $11,193 from the Predecessor Fund’s adviser as compensation for its distribution services to the Fund.

39

The Distributor also receives 12b-1 fees from the Fund as described under the following section entitled “Rule 12b-1 Plan”.

2023

Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
$177	None	None	None

*	The Distributor received $578 from the previous adviser as compensation for its distribution services to the Fund.

The Distributor also receives 12b-1 fees from the Funds a described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans pursuant to Rule 12b-1 under the 1940 Act for the Fund’s Class A, Class C, and Class I shares (the “Plans”), pursuant to which the Fund is authorized to pay the Distributor as compensation for Distributor’s account maintenance services under the respective Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Class A and 1.00% for Class C shares of the Fund’s average daily net assets attributable to the relevant class. Such fees are to be paid by the Fund monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Fund’s average daily net assets during the preceding month and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Class A, and Class C shareholders, respectively, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services to reimburse it and other parties for distribution and shareholder servicing expenses borne by the Distributor and other parties (the “Recipients”) in the distribution of Fund shares. The Fund may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients under the Plans may include, but are not limited to, the following: assistance in the offering and sale of Class A, and Class C shares of the Fund and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning a Fund; assisting in the establishment and maintenance of accounts or sub-accounts in a Fund and in processing purchase and redemption transactions; making a Fund’s investment plan and shareholder services available; and providing such other information and services to investors in shares of a Fund as the Distributor or the Trust, on behalf of a Fund, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to a Fund. The Adviser may be compensated by the Distributor for its distribution and marketing efforts.

40

During the fiscal year ended July 31, 2025, the Predecessor Fund paid $306,308 in distribution related fees pursuant to the Rule 12b-1 Plan. For the fiscal year ended July 31, 2022, the Predecessor Fund paid the following allocated distribution fees:

	Class A	Class C
Advertising/Marketing
Printing/Postage
Payment to distributor
Payment to dealers
Compensation to sales personnel
Other
Total

During the fiscal year ended July 31, 2024, the Predecessor Fund paid $181,859 in distribution related fees pursuant to the Rule 12b-1 Plan. For the fiscal year ended July 31, 2023, the Fund paid the following allocated distribution fees:

	Class A	Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$5,080	$25,585
Payment to dealers	$15,741	$110,448
Compensation to sales personnel	None	None
Other	$4,205	$20,800
Total	$25,026	$156,833

During the fiscal year ended July 31, 2023, the Predecessor Fund paid $219,490 in distribution related fees pursuant to the Rule 12b-1 Plan. For the fiscal year ended July 31, 2023, the Fund paid the following allocated distribution fees:

	Class A	Class C
Advertising/Marketing	None	None
Printing/Postage	None	None
Payment to distributor	$5,286	$25,387
Payment to dealers	$19,369	$169,505
Compensation to sales personnel	None	None
Other	($50)	($7)
Total	$24,605	$194,885

41

The Distributor is required to provide a written report, at least quarterly, to the Board, specifying in reasonable detail the amounts expended pursuant to each of the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The initial term of the Plans is one year and will continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by a majority of the Board of the Trust and a majority of the Independent Trustees and do not have a direct or indirect financial interest in the Plans (“Rule 12b-1 Trustees”) by votes cast in person at a meeting called for the purpose of voting on the Rule 12b-1 Plan. The Plans may be terminated at any time by the Trust or a Fund by vote of a majority of the Rule 12b-1 Trustees or by vote of a majority of the outstanding voting shares of a Fund.

A Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by a Fund, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of a Fund (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board of the Trust and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of each Plan, the selection and nomination of non-interested Trustees will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or with respect to a Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreement.

Portfolio Transactions and Brokerage Allocation

Pursuant to the Advisory Agreement and the Sub-Advisory Agreement, the Adviser determines which securities are to be purchased and sold by the Fund while the Trading Sub-Adviser determines which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Trading Sub-Adviser, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund will be effected through broker-dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers usually act as principal for their own accounts. Purchases from dealers will include a spread between the bid and the asked price. If the execution and price offered by more than one dealer are comparable, the order may be allocated to a dealer that has provided research or other services as discussed below.

In placing portfolio transactions, the Trading Sub-Adviser will use reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Adviser that they may lawfully and appropriately use in their investment advisory capacities, as well as provide other brokerage services in addition to execution services. The Trading Sub-Adviser considers such information, which is in addition to and not in lieu of the services required to be performed by it under its Sub-Advisory Agreement with the Fund, to be useful in varying degrees, but of indeterminable value.

42

It is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund. Weight is currently not given to the ability of a broker-dealer to furnish brokerage and research services to the Fund or to the Adviser. The Adviser retains the right to update this policy. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Adviser to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Adviser’s overall responsibilities to the Fund.

Investment decisions for the Fund may or may not be made independently from those of other client accounts of the Adviser. In certain instances, investment decisions will be made similar to other accounts managed. In the case where the Fund uses similar strategies, applicable procedures will be taken to ensure trading allocations will be handled fairly and abide by all appropriate rules and regulations. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such client accounts. In such event, the position of the Fund and such client account(s) in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of these client accounts seek to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such client accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such client accounts in a manner deemed equitable by the Adviser, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund. Notwithstanding the above, the Trading Sub-Adviser may execute buy and sell orders for accounts and take action in performance of their duties with respect to any of their accounts that may differ from actions taken with respect to another account, so long as the Trading Sub-Adviser shall, to the extent practical, allocate investment opportunities to accounts, including the Fund, over a period of time on a fair and equitable basis and in accordance with applicable law.

The Fund is required to identify any securities of its “regular brokers or dealers” that the Fund has acquired during its most recent fiscal year. The Fund is also required to identify any brokerage transactions during its most recent fiscal year that were directed to a broker because of research services provided, along with the amount of any such transactions and any related commissions paid by the Fund.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Trading Sub-Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund. In allocating portfolio brokerage, the Trading Sub-Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Trading Sub-Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.

The following brokerage commissions were paid by the Predecessor Fund during the fiscal years ended July 31:

Aggregate Brokerage Commissions Paid During Fiscal Years Ended July 31,
2025	2024	2023
$[_____]	$37,338	$22,086

43

Portfolio Turnover

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Adviser, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (i) the lesser of purchases or sales of portfolio securities for the fiscal year by (ii) the monthly average of the value of portfolio securities owned during the fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to above-average transaction costs, could generate capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary income tax rates (currently as high as 37%) and could increase brokerage commission costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher portfolio turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund and may result in a greater number of taxable transactions. For the fiscal years ended July 31, the Fund experienced the following portfolio turnover rates:

Portfolio Turnover During Fiscal Years Ended July 31,
2025	2024	2023
142%	151%	73%

Code of Ethics

The Fund, the Adviser, and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of the Adviser, and Distributor to invest in securities that may be purchased or held by the Fund.

Proxy Voting Procedures

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies of securities held by the Fund to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. Notwithstanding this delegation of responsibilities, however, the Fund retains the right to vote proxies relating to its portfolio securities. A copy of the Adviser’s Proxy Voting Policies is attached hereto as Appendix B.

More Information. The actual voting records relating to portfolio securities during the 12-month period ended June 30 will be available without charge, upon request, by calling toll-free, 1-800-SEC-0330 or by accessing the SEC’s website at www.sec.gov.

Anti-Money Laundering Compliance Program

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program. The Trust’s secretary serves as its Anti-Money Laundering Compliance Officer.

44

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a providing a complete and thorough review of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders sixty days after the end of the fiscal year and semi-annual period. In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-PORT sixty days after the end of each quarter/semi-annual period. Further, the top ten portfolio holdings are generally made available to Morningstar within ten days of the end of each calendar quarter and remain available until new information for the next calendar quarter is posted.

The Fund may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg earlier and more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser. Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

45

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides compliance services to the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

U.S. Bank N.A. U.S. Bank N.A. is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Tait, Weller & Baker LLP. is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

Alston & Bird, LLP. Alston & Bird, LLP is counsel to the Trust; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Blank Rome, LLP. Blank Rome, LLP is counsel to the Independent Trustees.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

Determination of Net Asset Value

As indicated in the Prospectus under the heading “Share Price,” the net asset value (“NAV”) of the Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund, by class.

Generally, the Fund’s domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. The Board has appointed the Adviser as its designee (the “Valuation Designee”) for all fair value determinations and responsibilities, other than overseeing pricing service providers used by the Trust. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Fund’s Valuation Designee in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

46

Certain securities or investments for which daily market quotes are not readily available may be fair valued by the Valuation Designee, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term investments having a maturity of 60 days or less may be generally valued at amortized cost when it approximated fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Valuation Designee. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Fund may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Fund can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Fund’s calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Fund’s Valuation Designee in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Fund’s NAV by short-term traders. In addition, because the Fund may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are not readily available or deemed unreliable, the Fund may value securities at fair value as determined in good faith by the Valuation Designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Valuation Designee if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

47

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at NAV per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV or offering price per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder’s shares in the Fund when requested in accordance with the procedures set forth in the “Redemptions” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a)	when the NYSE is closed, other than customary weekend and holiday closings;

(b)	when trading on that exchange is restricted for any reason;

(c)	when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d)	when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

The Fund may purchase shares of certain series which charge a redemption fee to shareholders (such as the Fund) that redeem shares of the underlying fund within a certain period of time (such as one year). The fee is payable to the underlying fund. Accordingly, if the Fund were to invest in an underlying fund and incur a redemption fee as a result of redeeming shares in such underlying fund, the Fund would bear such redemption fee. The Fund will not, however, invest in shares of an underlying fund that is sold with a contingent deferred sales load.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Tax Status

The Fund has elected to qualify and intends to continue to qualify to be treated as a regulated investment company under Subchapter M of the Code, for each taxable year by complying with all applicable requirements regarding the source of its income, the diversification of its assets, and the timing and amount of its distributions. The Fund’s policy is to distribute to its shareholders all of its investment company taxable income and any net realized capital gains for each fiscal year in a manner that complies with the distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes based on net income. However, the Board may elect to pay such excise taxes if it determines that payment is, under the circumstances, in the best interests of the Fund. If the Fund does not qualify as a regulated investment company, it may be taxed as a corporation.

48

In order to qualify as a regulated investment company, the Fund must, among other things, derive at least 90% of its gross income each year from dividends, interest, payments with respect to loans of stock and securities, gains from the sale or other disposition of stock or securities or foreign currency gains related to investments in stock or securities, or other income (generally including gains from options, futures or forward contracts) derived with respect to the business of investing in stock, securities or currency, and net income derived from an interest in a qualified publicly traded partnership. The Fund must also satisfy the following two asset diversification tests. At the end of each quarter of each taxable year, (i) at least 50% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies, and other securities, with such other securities being limited in respect of any one issuer to an amount not greater than 5% of the value of such Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of any two or more issuers (other than the securities of other regulated investment companies) that such Fund controls (by owning 20% or more of their outstanding voting stock) and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or the securities of one or more qualified publicly traded partnerships. The Fund must also distribute each taxable year sufficient dividends to its shareholders to claim a dividends paid deduction equal to at least the sum of 90% of such Fund’s investment company taxable income (which generally includes dividends, interest, and the excess of net short-term capital gain over net long-term capital loss) and 90% of such Fund’s net tax-exempt interest, if any.

In addition to the taxable year 90% distribution requirement described in the previous paragraph, and in order to avoid the imposition of a nondeductible 4% excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98.2% of the excess of its realized capital gains over its realized capital losses for the 12-month period ending on October 31 during such year, and (iii) any amounts from prior years that were not distributed and on which no federal income tax was paid. The Fund intends to declare and pay dividends and other distributions, as stated in the Prospectus.

Net investment income generally consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Under recently enacted legislation, capital losses sustained and not used in a taxable year may be carried forward indefinitely to offset capital gains of the Fund in future years.

Distributions of net investment income and net realized capital gains by the Fund will be taxable to shareholders whether made in cash or reinvested by the Fund in shares. Shareholders receiving a distribution from the Fund in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the NAV of a share of the Fund on the reinvestment date. Fund distributions also will be included in individual and corporate shareholders’ income on which the alternative minimum tax may be imposed.

The Fund or the securities dealer effecting a redemption of the Fund’s shares by a shareholder will be required to file information reports with the Internal Revenue Service (“IRS”) with respect to distributions and payments made to the shareholder. In addition, the Fund will be required to withhold federal income tax on taxable dividends, redemptions and other payments made to accounts of individual or other non–exempt shareholders who have not furnished their correct taxpayer identification numbers and certain required certifications on the New Account application or with respect to which the Fund or the securities dealer has been notified by the IRS that the number furnished is incorrect or that the account is otherwise subject to withholding.

The Fund may receive dividend distributions from U.S. corporations. To the extent that the Fund receives such dividends and distributes them to its shareholders, and meets certain other requirements of the Code, corporate shareholders of the Fund may be entitled to the “dividends received” deduction. Availability of the deduction is subject to certain holding period and debt–financing limitations.

49

Distributions of net investment income and net short-term capital gains are taxable to shareholders as ordinary income or qualified dividend income. Under current law, distributions of certain qualified dividend income paid out of the Fund’s investment company taxable income may be taxable to noncorporate shareholders at long-term capital gain rates, which are currently significantly lower than the highest rate that applies to ordinary income.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations.

The use of hedging strategies, such as entering into futures contracts and forward contracts and purchasing options, involves complex rules that will determine the character and timing of recognition of the income received in connection therewith by the Fund. Income from foreign currencies (except certain gains therefrom that may be excluded by future regulations) and income from transactions in options, futures contracts and forward contracts derived by the Fund with respect to its business of investing in securities or foreign currencies will qualify as permissible income under Subchapter M of the Code.

For accounting purposes, when the Fund purchases an option, the premium paid by the Fund is recorded as an asset and is subsequently adjusted to the current market value of the option. Any gain or loss realized by the Fund upon the expiration or sale of such options held by the Fund generally will be capital gain or loss.

Any security, option, or other position entered into or held by the Fund that substantially diminishes the Fund’s risk of loss from any other position held by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short–term capital gain rather than long–term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short–term capital losses, be treated as long–term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain options, futures contracts and forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and that are held by the Fund at the end of its taxable year generally will be required to be “marked to market” for federal income tax purposes, that is, deemed to have been sold at market value. Sixty percent of any net gain or loss recognized on these deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long–term capital gain or loss, and the balance will be treated as short–term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency–denominated debt instruments, foreign currency forward contracts, foreign currency denominated payables and receivables and foreign currency options and futures contracts (other than options and futures contracts that are governed by the mark–to–market and 60/40 rules of Section 1256 of the Code and for which no election is made) is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

A shareholder who purchases shares of the Fund by tendering payment for the shares in the form of other securities may be required to recognize gain or loss for income tax purposes on the difference, if any, between the adjusted basis of the securities tendered to the fund and the purchase price of the Fund’s shares acquired by the shareholder.

50

Section 475 of the Code requires that a “dealer” in securities must generally “mark to market” at the end of its taxable year all securities which it owns. The resulting gain or loss is treated as ordinary (and not capital) gain or loss, except to the extent allocable to periods during which the dealer held the security for investment. The “mark to market” rules do not apply, however, to a security held for investment which is clearly identified in the dealer’s records as being held for investment before the end of the day in which the security was acquired. The IRS has issued guidance under Section 475 that provides that, for example, a bank that regularly originates and sells loans is a dealer in securities, and subject to the “mark to market” rules. Shares of the Fund held by a dealer in securities will be subject to the “mark to market” rules unless they are held by the dealer for investment and the dealer property identifies the shares as held for investment.

Redemptions of shares of the Fund will result in gains or losses for tax purposes to the extent of the difference between the proceeds and the shareholder’s adjusted tax basis for the shares. Any loss realized upon the redemption of shares within six months from their date of purchase will be treated as a long–term capital loss to the extent of distributions of long–term capital gain dividends during such six–month period. All or a portion of a loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions and redemptions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax treatment. Foreign taxes may apply to non–U.S. investors.

Nonresident aliens and foreign persons are subject to different tax rules, and may be subject to withholding of up to 30% on certain payments received from the Fund. Shareholders are advised to consult with their own tax advisers concerning the application of foreign, federal, state and local taxes to an investment in the Fund.

The above discussion and the related discussion in the Prospectus are not intended to be complete discussions of all applicable federal tax consequences of an investment in the Fund. Alston & Bird LLP has expressed no opinion in respect thereof.

Dividends and Distributions

The Fund will receive income in the form of dividends and interest earned on its investments in securities. This income, less the expenses incurred in its operations, is the Fund’s net investment income, substantially all of which will be declared as dividends to the Fund’s shareholders.

The amount of income dividend payments by the Fund is dependent upon the amount of net investment income received by the Fund from its portfolio holdings, is not guaranteed and is subject to the discretion of the Board. The Fund does not pay “interest” or guarantee any fixed rate of return on an investment in its shares.

The Fund also may derive capital gains or losses in connection with sales or other dispositions of its portfolio securities. Any net gain the Fund may realize from transactions involving investments held less than the period required for long–term capital gain or loss recognition or otherwise producing short–term capital gains and losses, although a distribution from capital gains, will be distributed to shareholders with and as a part of dividends giving rise to ordinary income. If during any year the Fund realizes a net gain on transactions involving investments held more than the period required for long–term capital gain or loss recognition or otherwise producing long–term capital gains and losses, the Fund will have a net long–term capital gain. For more information concerning applicable capital gains tax rates, see your tax advisor.

Any dividend or distribution paid by the Fund reduces the Fund’s NAV per share on the date paid by the amount of the dividend or distribution per share. Accordingly, a dividend or distribution paid shortly after a purchase of shares by a shareholder would represent, in substance, a partial return of capital (to the extent it is paid on the shares so purchased), even though it would be subject to income taxes.

Dividends and other distributions will be made in the form of additional shares of the Fund unless the shareholder has otherwise indicated. Investors have the right to change their elections with respect to the reinvestment of dividends and distributions by notifying the Transfer Agent in writing, but any such change will be effective only as to dividends and other distributions for which the record date is seven or more business days after the Transfer Agent has received the written request.

51

Financial Statements

The Predecessor Fund’s annual report to shareholders for the fiscal year ended July 31, 2024, is available, without charge, upon request by calling 1-866-439-9093 and the financial statements, accompanying notes and report of independent registered public accounting firm appearing therein are incorporated by reference into this SAI.

52

APPENDIX “A” RATINGS DEFINITIONS

Standard & Poor’s Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects Standard & Poor’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long term or short term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Short-Term Issue Credit Ratings

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1

A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2

A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

53

B-3

A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (Standard & Poor’s Underlying Rating)

This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. Standard & Poor’s maintains surveillance of an issue with a published SPUR.

Dual Ratings

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short-term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

The ratings and other credit related opinions of Standard & Poor’s and its affiliates are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or make any investment decisions. Standard & Poor’s assumes no obligation to update any information following publication. Users of ratings and credit related opinions should not rely on them in making any investment decision. Standard &Poor’s opinions and analyses do not address the suitability of any security. Standard & Poor’s Financial Services LLC does not act as a fiduciary or an investment advisor. While Standard & Poor’s has obtained information from sources it believes to be reliable, Standard & Poor’s does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives. Ratings and credit related opinions may be changed, suspended, or withdrawn at any time.

54

Active Qualifiers (Currently applied and/or outstanding)

i

This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L

Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p

This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi

Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr

The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary

Preliminary ratings are assigned to issues, including financial programs, in the following circumstances.

●	Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating.

●	Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t

This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited

Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

55

Inactive Qualifiers (No longer applied or outstanding)

*

This symbol indicated continuance of the ratings is contingent upon Standard & Poor’s receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows. Discontinued use in August 1998.

c

This qualifier was used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer’s bonds are deemed taxable. Discontinued use in January 2001.

q

A ‘q’ subscript indicates that the rating is based solely on quantitative analysis of publicly available information. Discontinued use in April 2001.

r

The ‘r’ modifier was assigned to securities containing extraordinary risks, particularly market risks, that are not covered in the credit rating. The absence of an ‘r’ modifier should not be taken as an indication that an obligation will not exhibit extraordinary non-credit related risks. Standard & Poor’s discontinued the use of the ‘r’ modifier for most obligations in June 2000 and for the balance of obligations (mainly structured finance transactions) in November 2002.

Local Currency and Foreign Currency Risks

Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

56

Moody’s Credit Rating Definitions

Purpose

The system of rating securities was originated by John Moody in 1909. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which relative creditworthiness of securities may be noted.

Rating Symbols

Gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as shown below, from that used to designate least credit risk to that denoting greatest credit risk:

Aaa Aa A Baa Ba B Caa Ca C

Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.

Absence of a Rating

Where no rating has been assigned or where a rating has been withdrawn, it may be for reasons unrelated to the creditworthiness of the issue.

Should no rating be assigned, the reason may be one of the following:

1.	An application was not received or accepted.

2.	The issue or issuer belongs to a group of securities or entities that are not rated as a matter of policy.

3.	There is a lack of essential data pertaining to the issue or issuer.

4.	The issue was privately placed, in which case the rating is not published in Moody’s publications.

Withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Changes in Rating

The credit quality of most issuers and their obligations is not fixed and steady over a period of time, but tends to undergo change. For this reason changes in ratings occur so as to reflect variations in the intrinsic relative position of issuers and their obligations.

A change in rating may thus occur at any time in the case of an individual issue. Such rating change should serve notice that Moody’s observes some alteration in creditworthiness, or that the previous rating did not fully reflect the quality of the bond as now seen. While because of their very nature, changes are to be expected more frequently among bonds of lower ratings than among bonds of higher ratings. Nevertheless, the user of bond ratings should keep close and constant check on all ratings — both high and low — to be able to note promptly any signs of change in status that may occur.

Limitations to Uses of Ratings*

Obligations carrying the same rating are not claimed to be of absolutely equal credit quality. In a broad sense, they are alike in position, but since there are a limited number of rating classes used in grading thousands of bonds, the symbols cannot reflect the same shadings of risk which actually exist.

As ratings are designed exclusively for the purpose of grading obligations according to their credit quality, they should not be used alone as a basis for investment operations. For example, they have no value in forecasting the direction of future trends of market price. Market price movements in bonds are influenced not only by the credit quality of individual issues but also by changes in money rates and general economic trends, as well as by the length of maturity, etc. During its life even the highest rated bond may have wide price movements, while its high rating status remains unchanged.

57

The matter of market price has no bearing whatsoever on the determination of ratings, which are not to be construed as recommendations with respect to “attractiveness”. The attractiveness of a given bond may depend on its yield, its maturity date or other factors for which the investor may search, as well as on its credit quality, the only characteristic to which the rating refers.

Since ratings involve judgments about the future, on the one hand, and since they are used by investors as a means of protection, on the other, the effort is made when assigning ratings to look at “worst” possibilities in the “visible” future, rather than solely at the past record and the status of the present. Therefore, investors using the rating should not expect to find in them a reflection of statistical factors alone, since they are an appraisal of long-term risks, including the recognition of many non-statistical factors.

Though ratings may be used by the banking authorities to classify bonds in their bank examination procedure, Moody’s ratings are not made with these bank regulations in mind. Moody’s Investors Service’s own judgment as to the desirability or non-desirability of a bond for bank investment purposes is not indicated by Moody’s ratings.

Moody’s ratings represent the opinion of Moody’s Investors Service as to the relative creditworthiness of securities. As such, they should be used in conjunction with the descriptions and statistics appearing in Moody’s publications. Reference should be made to these statements for information regarding the issuer. Moody’s ratings are not commercial credit ratings. In no case is default or receivership to be imputed unless expressly stated.

*	As set forth more fully on the copyright, credit ratings are, and must be construed solely as, statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities. Each rating or other opinion must be weighed solely as one factor in any investment decision made by or on behalf of any user of the information, and each such user must accordingly make its own study and evaluation of each security and of each issuer and guarantor of, and each provider of credit support for, each security that it may consider purchasing, selling or holding.

Short-Term Ratings

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

58

# Short-term vs. Long-term Ratings

| | Long Term | Short Term |
|---|---|---|
| Investment Grade | Aaa | |
| | Aa1 | |
| | Aa2 | |
| | Aa3 | Prime-1 |
| | A1 | |
| | A2 | |
| | A3 | |
| | Baa1 | Prime-2 |
| | Baa2 | Prime-3 |
| | Baa3 | |
| Speculative Grade | Ba1 | |
| | Ba2 | |
| | Ba3 | |
| | B1 | |
| | B2 | |
| | B3 | Not Prime |
| | Caa1 | |
| | Caa2 | |
| | Caa3 | |
| | Ca | |
| | C | |

59

Fitch’s National Credit Ratings

For those countries in which foreign and local currency sovereign ratings are below ‘AAA’, and where there is demand for such ratings, Fitch Ratings will provide National Ratings. It is important to note that each National Rating scale is unique and is defined to serve the needs of the local market in question.

The National Rating scale provides a relative measure of creditworthiness for rated entities only within the country concerned. Under this rating scale, a ‘AAA’ Long-Term National Rating will be assigned to the lowest relative risk within that country, which, in most but not all cases, will be the sovereign state.

The National Rating scale merely ranks the degree of perceived risk relative to the lowest default risk in that same country. Like local currency ratings, National Ratings exclude the effects of sovereign and transfer risk and exclude the possibility that investors may be unable to repatriate any due interest and principal repayments. It is not related to the rating scale of any other national market. Comparisons between different national scales or between an individual national scale and the international rating scale are therefore inappropriate and potentially misleading. Consequently they are identified by the addition of a special identifier for the country concerned, such as ‘AAA(arg)’ for National Ratings in Argentina.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, the agency’s National Short-Term Rating definitions for ‘F1+(xxx)’, ‘F1(xxx)’, ‘F2(xxx)’ and ‘F3(xxx)’ may be substituted by the regulatory scales, e.g. ‘A1+’, ‘A1’, ‘A2’ and ‘A3’. The below definitions thus serve as a template, but users should consult the individual scales for each country listed on the agency’s website to determine if any additional or alternative category definitions apply.

National Short-Term Credit Ratings

F1(xxx)
Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Under the agency’s National Rating scale, this rating is assigned to the lowest default risk relative to others in the same country. Where the liquidity profile is particularly strong, a “+” is added to the assigned rating.

F2(xxx)
Indicates a good capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx)
Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B(xxx)
Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C(xxx)
Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or obligations in the same country. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D(xxx)
Indicates actual or imminent payment default.

60

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

61

LONG-TERM RATINGS

Standard & Poor’s Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations:

●	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

●	Nature of and provisions of the obligation;

●	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA

An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA

An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

62

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR

This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

63

Moody’s Long-Term Debt Ratings

Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Moody’s Long-Term Rating Definitions:

Aaa

Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa

Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A

Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa

Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba

Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B

Obligations rated B are considered speculative and are subject to high credit risk.

Caa

Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca

Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C

Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

64

Fitch’s National Long-Term Credit Ratings

AAA(xxx)
‘AAA’ National Ratings denote the highest rating assigned by the agency in its National Rating scale for that country. This rating is assigned to issuers or obligations with the lowest expectation of default risk relative to all other issuers or obligations in the same country.

AA(xxx)
‘AA’ National Ratings denote expectations of very low default risk relative to other issuers or obligations in the same country. The default risk inherent differs only slightly from that of the country’s highest rated issuers or obligations.

A(xxx)
‘A’ National Ratings denote expectations of low default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment to a greater degree than is the case for financial commitments denoted by a higher rated category.

BBB(xxx)
‘BBB’ National Ratings denote a moderate default risk relative to other issuers or obligations in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment than is the case for financial commitments denoted by a higher rated category.

BB(xxx)
‘BB’ National Ratings denote an elevated default risk relative to other issuers or obligations in the same country. Within the context of the country, payment is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B(xxx)
‘B’ National Ratings denote a significantly elevated default risk relative to other issuers or obligations in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment. For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.

CCC(xxx)
‘CCC’ National Ratings denote that default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

CC(xxx)
‘CC’ National Ratings denote that default of some kind appears probable.

C(xxx)
‘C’ National Ratings denote that default is imminent.

D(xxx)
‘D’ National Ratings denote an issuer or instrument that is currently in default.

Notes to Long-Term and Short-Term National Ratings:

The ISO country code suffix is placed in parentheses immediately following the rating letters to indicate the identity of the National market within which the rating applies. For illustrative purposes, (xxx) has been used.

“+” or “-” may be appended to a National Rating to denote relative status within a major rating category. Such suffixes are not added to the ‘AAA(xxx)’ Long-Term National Rating category, to categories below ‘CCC(xxx)’, or to Short-Term National Ratings other than ‘F1(xxx)’.

65

MUNICIPAL NOTE RATINGS

Standard & Poor’s Municipal Short-Term Note Ratings Definitions

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

●	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

Speculative capacity to pay principal and interest.

See active and inactive qualifiers following Standard & Poors Short-Term Issue Credit Ratings beginning on page A-3.

Moody’s US Municipal Short-Term Debt And Demand Obligation Ratings

Short-Term Debt Ratings

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels — MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

66

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

67

APPENDIX “B” Beacon Capital Management Proxy Voting Policy

1. Beacon Capital Management Policies and Procedures Manual

Proxy Voting

Policy. Beacon does not accept or vote proxies, as set forth in its client agreements. To the extent Beacon changes its business, it will update this section accordingly. However, with respect to Beacon ETFs, Beacon will mirror vote proxies from underlying ETF investments to comply with Section 12d-1F or will ensure that the Sub-Adviser does so (see separate Compliance Manual for Beacon ETFs – Item 12 below).

2. Beacon Capital Management Policies and Procedures Manual Exchange Traded Funds

Section 12(d)(1) – Fund of Funds and Proxy Voting

Any proxies issued by underlying investment companies will be mirror voted by the Adviser (or, as agreed to, by the Sub-Adviser), pursuant to the procedures set forth in Appendix 12 hereto, in order to stay within the safe harbor proscribed by Section 12(d)(1)(F).

Appendix 12

Voting Requirements

Rule 12d1-4 requires an Acquiring Fund and its Advisory Group to instead use pass-through voting (that is, seek voting instructions from the Acquiring Fund’s own shareholders and vote accordingly) in situations where all holders of an Acquired Fund’s outstanding voting securities are required by Rule 12d1-4 or Section 12(d)(1) of the 1940 Act to use mirror voting. The SEC provides that in circumstances where mirror voting by an Acquiring Fund would not be feasible, such as when Acquiring Funds are the only shareholders of an Acquired Fund, the Acquiring Fund must use pass-through voting.

68

PART C

OTHER INFORMATION

ITEM 15. Indemnification

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of: any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively. The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust. This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted. Nothing contained in the Agreement and Declaration of Trust indemnifies holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 16. Exhibits

1.	(a)	Agreement and Declaration of Trust dated August 26, 2010, previously filed on June 16, 2011 in the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)	Certificate of Trust as filed with the State of Delaware on August 26, 2010, previously filed on June 16, 2011 in the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

2.	By-Laws, effective as of August 26, 2010, previously filed on June 16, 2011 in the Registrant’s Registration Statement on Form N-1A, and hereby incorporated by reference.

3.	Not applicable.

4.	Agreement and Plan of Reorganization – Included in Part A as Appendix A.

5.	Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

6.	(a)	Interim Advisory Agreement dated August 1, 2025, between Beacon Capital Management, Inc. and Northern Lights Fund Trust with respect to the Astor Dynamic Allocation Fund and the Astor Sector Allocation Fund.[1]

(b)	Form of Investment Advisory Agreement between Beacon Capital Management, Inc. and Northern Lights Fund Trust with respect to the Astor Dynamic Allocation Fund and the Astor Sector Allocation Fund.[1]

(c)	Form of Investment Advisory Agreement between the Registrant and Beacon Capital Management, Inc. with respect to the Beacon Dynamic Allocation Fund.[1]

7.	Underwriting Agreement between the Registrant and Northern Lights Distributors LLC. (incorporated by reference to PEA No. 417 to the Registration Statement on Form N-1A filed on March 29, 2019).

8.	Not applicable.

9.	Custody Agreement between the Registrant and U.S. Bank, N.A. (incorporated by reference to PEA No. 95 to the Registration Statement on Form N-1A filed on March 22, 2013).

10.	(a)	Class A Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (incorporated by reference to PEA No. 546 to the Registrant’s Registration Statement on Form N-1A filed on May 1, 2023).

(b)	Class C Master Distribution and Shareholder Services Plan Pursuant to Rule 12b-1 (incorporated by reference to PEA No. 348 to the Registrant’s Registration Statement on Form N-1A filed on April 28, 2017).

(c)	Rule 18f-3 Plan, as amended September 3, 2025.[1]

11.	Opinion and Consent of Alston & Bird LLP Regarding Legality of Shares to be Issued.[1]

12.	Form of Opinion of Alston & Bird LLP on Tax Matters.[1]

13.	(a)	Expense Limitation Agreement dated June 30, 2014, between Northern Lights Fund Trust and Beacon Capital Management, Inc. with respect to the Astor Dynamic Allocation Fund and Astor Sector Allocation Fund.[1]

(b)	Form of Expense Limitation Agreement between the Registrant and Beacon Capital Management, Inc. with respect to Beacon Dynamic Allocation Fund.[1]

(c)	Master Fund Services Agreement between the Registrant and Ultimus Fund Solutions, LLC dated October 19, 2021 (incorporated by reference to PEA No. 523 to the Registration Statement on Form N-1A filed on February 25, 2022).

14.	(a)	Consent of Cohen & Company, Ltd.[1]

(b)	Consent of Tait, Weller & Baker LLP.[1]

15.	Not applicable.

16.	Powers of Attorney of the Trustees of the Registrant.[1]

17.	Form of Proxy Card.[1]

[1]	Filed herewith.

ITEM 17. Undertakings

1.	The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the “1933 Act”), the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

2.	The undersigned Registrant agrees that every prospectus that is filed under paragraph 1 above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

3.	The undersigned registrant undertakes to file an opinion of counsel supporting the tax consequences to shareholders discussed in the Combined Prospectus/Proxy Statement in a post-effective amendment to this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement on Form N-14 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Hauppauge, State of New York, on the 16th day of September, 2025.

NORTHERN LIGHTS FUND TRUST II

/s/ Kevin Wolf
By:	Kevin Wolf*
Its:	President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

Brian Nielsen*	Trustee & Chairman	September 16, 2025

Thomas Sarkany*	Trustee	September 16, 2025

Anthony Lewis*	Trustee	September 16, 2025

Keith Rhoades*	Trustee	September 16, 2025

Randy Skalla*	Trustee	September 16, 2025

Kevin Wolf*	President and Principal Executive Officer	September 16, 2025

Erik Naviloff*	Treasurer and Principal Financial Officer	September 16, 2025

*By:	/s/ Kevin Wolf
Kevin Wolf

*	Attorney-in-Fact – pursuant to powers of attorney filed herewith.

EXHIBIT INDEX

Exhibit Number
6(a)	Interim Advisory Agreement dated August 1, 2025, between Beacon Capital Management, Inc. and Northern Lights Fund Trust with respect to the Astor Dynamic Allocation Fund and the Astor Sector Allocation Fund.
6(b)	Form of Investment Advisory Agreement between Beacon Capital Management, Inc. and Northern Lights Fund Trust with respect to the Astor Dynamic Allocation Fund and the Astor Sector Allocation Fund
6(c)	Form of Investment Advisory Agreement between the Registrant and Beacon Capital Management, Inc. with respect to the Beacon Dynamic Allocation Fund
10(c)	Rule 18f-3 Plan, as amended September 3, 2025
11	Opinion and Consent of Alston & Bird LLP
12	Form of Tax Opinion
13(a)	Expense Limitation Agreement dated June 30, 2014, between Northern Lights Fund Trust and Beacon Capital Management, Inc. with respect to the Astor Dynamic Allocation Fund and Astor Sector Allocation Fund.
13(b)	Form of Expense Limitation Agreement between the Registrant and Beacon Capital Management, Inc. with respect to the Beacon Dynamic Allocation Fund
14(a)	Consent of Cohen & Company, Ltd.
14(b)	Consent of Tait, Weller & Baker LLP
16	Powers of Attorney of the Trustees of the Registrant
17	Form of Proxy Card